PRESIDENT'S LETTER

Dear Valued Shareholder,

Thank you for investing in Aetna variable funds. Since there are so many investment choices available in today's market, we are particularly appreciative of the confidence you have placed in us to help you reach your investment goals. The following pages of this Semi-Annual Report will provide you with detailed information on the performance of the funds you have chosen.

The financial market environment has continued to improve dramatically since you received the Annual Report last winter. That report focused on all of 1998, a year marked by high market volatility. As confidence in the global economic outlook was shaken, a sharp sell-off took place in U.S. and global stock markets. In the last months of the year, however, the situation began to improve. Despite all of the events negatively affecting the market at various times in 1998, the S&P 500 Index and the Dow Jones Industrial Average both finished the year with double-digit returns - for the fourth year in a row! (Of course, this unprecedented performance is no guarantee of future results.)

The past two years witnessed a "flight to quality" that has benefited the few at the expense of the many. It is fair to characterize the past two years as a narrow bull market, or a stealth bear market, or both. U.S. dollar investments have prospered vs. those of most other currencies; U.S. Treasury bonds have outperformed other fixed income instruments; and the so-called "nifty fifty" leading large-cap growth stocks, as exemplified by the New Nifty Fifty Index, have generated a highly disproportionate share of record-setting equity market returns. Economic and financial market developments so far this year provide a sound basis for hope that the world is returning to a semblance of normalcy after two years of extraordinary turbulence.

During the second quarter of this year, signs of financial improvement, such as rebounds in emerging markets, became clear. Economic recoveries in Asia and Europe and stabilization in Latin America caused yields on fixed income investments to move up around the world. Credit spreads (the yield difference between A-rated corporate and U.S. Treasury bonds) have closed only marginally due to lingering concerns around the future of local businesses and a greater number of corporate bonds entering the market at a time when government bonds are being retired. Within the U.S. equity market, these signs took the form of improving market breadth as more stocks took part in the ongoing advance. Earnings prospects were up sharply for the cyclical businesses (such as housing, automobiles and paper) that have been so disadvantaged by the crises and concerns of the past two years. The equity market paid more attention to value stocks and other issues that had been ignored over the past two years. Cyclicals, small-caps, REITs and international investments - value themes all - outperformed the S&P 500 as well as the New Nifty Fifty Index. These developments are encouraging, although their persistence is not assured. They imply a broader participation by more investment segments than just the narrow few beneficiaries of the past two years. This could tend to encourage investors to remain committed to strategies that more broadly diversify the risk and return opportunities presented by this complex world.

At Aeltus Investment Management, Inc./ (R)/, adviser to the Aetna variable funds, these past six months have also been very productive.

   Y2K INITIATIVES have remained a high priority. We have completed remediation and testing of all of Aeltus' computer systems as of June 30. In addition, on January 1 of this year, we successfully converted our operating systems to accept the Euro, the new standard monetary unit of the eleven countries that compose the European Monetary Union.

   NEW SIMPLIFIED PROSPECTUSES WERE INTRODUCED on May 1. Plain English wording and clear graphics make them truly "user-friendly."

Again, we very much appreciate and value your continued confidence in our portfolios and in Aeltus.

Sincerely,

/s/ J. Scott Fox
-----------------
J. Scott Fox
President

TABLE OF CONTENTS
President's Letter.....................................................i
CAPITAL APPRECIATION PORTFOLIOS:
Investment Review......................................................1
Portfolios of Investments:
 Aetna Growth VP.......................................................12
 Aetna International VP................................................14
 Aetna Small Company VP................................................16
 Aetna Value Opportunity VP............................................18
Statements of Assets and Liabilities...................................20
Statements of Operations...............................................22
Statements of Changes in Net Assets....................................24
Notes to Financial Statements..........................................28
Additional Information.................................................33
Financial Highlights...................................................34
GROWTH AND INCOME PORTFOLIOS:
Investment Review......................................................38
Portfolios of Investments:
 Aetna Balanced VP.....................................................48
 Aetna Growth and Income VP............................................56
 Aetna Real Estate Securities VP.......................................65
Statements of Assets and Liabilities...................................66
Statements of Operations...............................................67
Statements of Changes in Net Assets....................................68
Notes to Financial Statements..........................................71
Additional Information.................................................77
Financial Highlights...................................................78
INCOME PORTFOLIOS:
Investment Review......................................................81
Portfolios of Investments:
 Aetna Bond VP.........................................................88
 Aetna High Yield VP...................................................90
 Aetna Money Market VP.................................................92
Statements of Assets and Liabilities...................................94
Statements of Operations...............................................95
Statements of Changes in Net Assets....................................96
Notes to Financial Statements..........................................99
Additional Information.................................................103
Financial Highlights...................................................104

GET FUNDS:
Investment Review......................................................107
Portfolios of Investments:
 Series C..............................................................117
 Series D..............................................................122
 Series E..............................................................128
Statements of Assets and Liabilities...................................129
Statements of Operations...............................................130
Statements of Changes in Net Assets....................................131
Notes to Financial Statements..........................................134
Additional Information.................................................137
Financial Highlights...................................................138

                                 AETNA GROWTH VP
                               Growth of $10,000

Growth VP        12/13/99  12/31/96                         12/31/97                              12/31/98           06/30/99
Aetna Growth VP    10,000    10,146    9,846   11,780   14,139   13,510   15,701   16,607   14,939   18,580   19,816   21,206
S&P 500 Index      10,000    10,165   10,437   12,259   13,178   13,556   15,447   15,957   14,369   17,430   18,298   19,588

    Average Annual Total Returns
 for the period ended June 30, 1999*

---------------------------------------
Inception Date   1 Year    Inception
---------------------------------------
   12/13/96      27.10%     34.13%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                AETNA GROWTH VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Growth VP (Growth) generated a total return of 13.60%, net of fund expenses, for the six month period ended June 30, 1999. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 12.38% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

In the first half of 1999, the financial crisis in Asia and Latin America bottomed, easing the fears of a large global economic recession. Equity markets apparently ignored the bottoming of the crisis, creating a bull "relief" rally for most of the period. This came amidst an increase in short-term interest rates from 5.1% to 6.0%. As Asia and Latin America emerged from this crisis, economic growth expectations rose sharply, and domestic demand continued strong. This phenomenon had a positive effect on the more economically sensitive companies, particularly in the industrial and cyclical areas, boosting their valuation levels. Throughout the period, inflation continued to remain historically low and constant, helping to support overall valuation levels among stocks. Additionally, the price of oil increased dramatically from its lows, due to anticipated acceleration in demand. Energy stocks outperformed the market as investors discounted the improved earnings outlook of energy stocks. Toward the latter half of the period, the market started to broaden - with more types of stocks participating in what has been primarily a large-cap bull market. This helped our portfolio, which is more diversified than the S&P 500 Index of large-cap companies.

                                                    See Definition of Terms. 1

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE IN THE PAST SIX MONTHS?

The Portfolio outperformed its benchmark index during the six months covered by this report. Here are some of the reasons for the strong results produced by the
Portfolio:

 . Technology was our best-performing sector for the first half of 1999. Stocks such as America Online, Inc., Sun Microsystems, Inc., and Cisco Systems, Inc. significantly outperformed the S&P 500 throughout the period, due in part to the increased proliferation of the Internet.

 . Throughout the period, companies with significant international exposure were added to the Portfolio, as we sought to capture the acceleration of global growth. We increased our weighting of such stocks as Tyco International Ltd., United Technologies Corp., and General Electric Co.

 . Telephone equipment manufacturers, including Tellabs, Inc. and Ascend
  Communications, Inc., outperformed the market due to strong demand for equipment to offer improved data services. We added to our holdings in this industry over the first half.

The Portfolio's outperformance would have been even greater, had it not been held back by the following:

 . The finance sector detracted from performance in the first half. Fannie Mae, Firstar Corp., and American General Corp. all underperformed the market throughout the period, due to fear that increasing interest rates would slow earnings growth.

 . While telephone-equipment manufacturers added to our performance, our telephone-service holdings detracted from performance. CenturyTel, Inc. and MCI Worldcom, Inc. both lagged the market due to concerns over future growth prospects. During the first half, however, we did reduce our weighting in this sector.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The uncertainty about economic growth due to the Asian financial crisis has abated, and has been less important in the recent bull market run. Debate now centers on whether the acceleration in global growth will continue to dominate investor sentiment, which may create anxiety over increasing inflation and interest rates. We believe that our focus on owning reasonably priced companies with strong earnings growth will benefit the Portfolio throughout this period.

PORTFOLIO SECTOR BREAKDOWN:

                                 % OF
                                COMMON    % OF     OVER/(UNDER)
SECTOR                          STOCKS   S&P 500     WEIGHTING
Basic Materials                   0.7%     3.3%        (2.6)%
Commercial Services               3.6%     1.7%          1.9%
Consumer Discretionary           18.3%    12.2%          6.1%
Consumer Non-Discretionary        1.0%     7.7%        (6.7)%
Energy                            9.9%     6.6%          3.3%
Finance                          12.3%    15.8%        (3.5)%
Healthcare                       11.1%    11.1%           --
Manufacturing                    14.3%    10.0%          4.3%
Technology                       15.8%    21.1%        (5.3)%
Utilities                        13.0%    10.5%          2.5%

2  See Definition of Terms.

                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
Tyco International, Ltd.                  4.3%
Microsoft Corp.                           3.4%
International Business Machines Corp.     3.1%
Enron Corp.                               2.9%
CBS Corp.                                 2.7%
Tellabs, Inc.                             2.7%
General Electric Co.                      2.6%
Wal-Mart Stores, Inc.                     2.5%
Young And Rubicam, Inc.                   2.2%
Amgen, Inc.                               2.2%

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

                                                      See Definition of Terms. 3

                             AETNA INTERNATIONAL VP
                                  Growth of $10,000

International VP        12/13/97  12/31/97                         12/31/98         06/10/99
Aetna International VP    10,000    10,270   12,030   12,521   10,549   12,213   12,686   13,476
MSCI EAFE Index           10,000    10,190   11,698   11,830   10,156   12,263   12,442   12,767

    Average Annual Total Returns
 for the period ended June 30, 1999*

---------------------------------------
Inception Date   1 Year     Inception
---------------------------------------
   12/22/97       7.63%       21.68%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA INTERNATIONAL VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna International VP (International) generated a 10.35% total return, net of fund expenses, for the six month ended June 30, 1999. The benchmark, Morgan Stanley International-Europe, Australia, Far East (MSCI EAFE) Index(b), returned 4.11% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Rebounds in several sectors/markets affected the Portfolio's strong performance:

 . Growth in emerging markets experienced a sudden rebound, which had a positive effect on the Portfolio.

 . Asia, led by Japan, also rebounded from its late-1998 difficulties.
  Historically, the Portfolio has dramatically underweighted Japan, but now we have increased our holdings in Japan.

 . In turn, the rebound in economic growth spurred oil prices sharply higher, helping the Portfolio's oil-industry exposures, especially in oil-service stocks.

4  See Definition of Terms.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Stock selection accounted for most of the Portfolio's outperformance against the MSCI EAFE in the second half of this reporting period.

 . Stock selection in Japan overwhelmed the Portfolio's underweighting in that country.

 . Technology names in Europe and Japan dominated, as Nokia Corp., ADR in Finland and SoftBank Corp. in Japan were major gainers for the Portfolio.

 . Our growth-oriented strategy withstood a rotation in the market to value stocks in the second quarter. The Portfolio's modest growth stocks participated in the value march led by industrials stocks Electrolux AB in Sweden and Canadian National Railway Co.

Our currency hedging process was a small positive to the Portfolio. Surprising U.S. growth led the U.S. dollar higher against the Japanese yen and the recently introduced Euro, where the Portfolio maintains a small hedge. In addition, the U.S. dollar traded in a tight band through the quarter. Underweighting Asia's emerging markets, especially Hong Kong, hindered the Portfolio's performance as the liquidity inflows to that region were unexpected.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Corporate restructuring continues in all developed major countries with Europe leading with an increase of 50% over last year. Japan's economy posted a positive surprise for economic growth in the first quarter. The Japanese business sentiment survey, the Tankan, showed positive improvement for large companies, although smaller companies remain in the doldrums. We have increased our Japanese weighting to reflect both increased corporate restructuring and positive economic growth. Emerging markets may cool their outperformance in 1999 as expectations for higher interest rates may thwart a rally engineered by liquidity and positive economic growth. Corporate restructuring actually has not increased in emerging markets and debt levels remain high, though another sharp market pullback is unlikely. Sharp market gains are equally unlikely in Asia and Latin America. Overall, the outlook for international equity investing looks promising.

International investments involve risks not present in U.S. securities, including currency fluctuations, less public information and political and economic uncertainty.

PORTFOLIO SECTOR BREAKDOWN:

                                 % OF TOTAL     % OF      OVER/(UNDER)
COUNTRY WEIGHTINGS              COMMON STOCK  MSCI EAFE     WEIGHTING
United Kingdom                     19.1%        22.3%         (3.2)%
Japan                              15.9%        24.0%         (8.1)%
France                             10.5%         9.7%           0.8%
Germany                             8.8%         9.8%         (1.0)%
Netherlands                         7.7%         5.6%           2.1%
Sweden                              5.4%         2.3%           3.1%
Denmark                             4.7%         0.8%           3.9%
Finland                             4.0%         1.9%           2.1%
Norway                              3.8%         0.4%           3.4%
Ireland                             3.3%         0.4%           2.9%
Other                              16.8%        22.8%         (6.0)%

                                                      See Definition of Terms. 5

                                 % OF NET
TOP TEN EQUITY HOLDINGS           ASSETS
Mannesmann AG                      1.8%
SoftBank Corp.                     1.8%
Sony Corp.                         1.7%
British Telecom Plc                1.7%
Ericsson ADR                       1.3%
Vodafone Group Plc                 1.3%
Nokia Corp., ADR                   1.3%
Dixons Group Plc                   1.3%
Telefonica de Espana               1.2%
Carli Gry International A/S        1.2%

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

6  See Definition of Terms.

                             AETNA SMALL COMPANY VP
                                  Growth of $10,000

Small Company VP        12/27/96  12/31/96                           12/31/97                             12/31/98          06/30/99
Aetna Small Company VP    10,000    10,113    9,968   11,773   13,982   13,614   15,505   14,570   11,746   13,750   13,105   15,015
Russell 2000 Index        10,000    10,195    9,668   11,235   12,907   12,475   13,728   13,089   10,451   12,156   11,497   13,285

    Average Annual Total Returns
 for the period ended June 30, 1999*

---------------------------------------
Inception Date   1 Year     Inception
---------------------------------------
   12/27/96       3.05%       17.63%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA SMALL COMPANY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Small Company VP (Small Company) generated a 9.20% total return, net of fund expenses, for the six month period ended June 30, 1999. The benchmark, Russell 2000 Index(c), returned 9.28% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

After a dismal outlook last fall, the Asian economies turned out to be stronger than expected. This boosted demand for basic materials and energy, two areas where we took an overweight position early in the period. The strong employment market led to positive consumer sentiment. On the whole, consumer discretionary industries were strong - most notably retailing. Our decision to overweight retailers in January resulted in strong performance for the Portfolio from that group.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Our highly competitive performance - in relation to the benchmark index - over the six-month period was attributable to several factors. Most prominent among them were:

 . Our overweight positions in the areas of energy, basic materials, and retailing led to some strong performance from stocks such as Union Pacific Resources Group Inc., Genesco Inc., and Kafus Environmental Industries Ltd.

 . Strong stock selection in technology (Cree Research Inc., Emulex Corp.,
  Terayon Communications Systems, Inc.) and utilities (Calpine Corp.) also added to results.

 . Our process of focusing on the enterprise value of the business as well as the security valuation resulted in our having five
                                                      See Definition of Terms. 7
  companies in the Portfolio that went on to receive offers to merge with other companies - and all at attractive prices.

 . Performance was hindered by selected stocks that did not meet earnings expectations.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Looking forward, we have a more positive outlook for small-cap stocks. Valuations are still historically low versus large-cap issues. While investors continue to prefer the larger companies, we believe the market is starting to broaden (beginning to favor more than just the large-cap sector). We note a number of sectors - energy, basic materials and technology - where performance has been strong in both large and small-cap names. We continue to believe that our investment strategy - which focuses on those companies with the strongest business momentum and whose stocks are selling at reasonable prices - will continue to benefit the Portfolio, as it has thus far.

The risks of investing in small company stocks may include low trading volumes, a greater degree of change in earnings and greater short-term volatility.

PORTFOLIO SECTOR BREAKDOWN:

                                 % OF
                                COMMON   % OF RUSSELL    OVER/(UNDER)
SECTOR                          STOCKS       2000          WEIGHTING
Basic Materials                  11.8%        4.4%             7.4%
Commercial Services               8.4%        9.9%           (1.5)%
Consumer Discretionary           22.1%       16.3%             5.8%
Consumer Non-Discretionary        0.9%        2.1%           (1.2)%
Energy                           11.0%        4.6%             6.4%
Finance                          12.5%       15.7%           (3.2)%
Healthcare                        3.4%        8.8%           (5.4)%
Manufacturing                     8.3%       10.1%           (1.8)%
Technology                       13.2%       21.9%           (8.7)%
Utilities                         8.4%        6.2%             2.2%

                                      % OF NET
TOP TEN EQUITY HOLDINGS                ASSETS
Burr-Brown Corp.                        2.4%
Kafus Environmental Industries Ltd.     1.9%
Potlatch Corp.                          1.8%
Union Pacific Resources Group Inc.      1.8%
Zapata Corp.                            1.7%
York Research Corp.                     1.6%
McDermott International, Inc.           1.6%
First Sierra Financial, Inc.            1.6%
IHOP Corp.                              1.6%
Atlantic Bank and Trust Co.             1.5%

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

8  See Definition of Terms.

                           AETNA VALUE OPPORTUNITY VP
                               Growth of $10,000

Value Opportunity VP       12/13/96  12/31/96                       12/31/97                            12/31/98          06/30/99
Aetna Value Opportunity VP  10,000   10,215   10,513  12,281   14,314   14,236   15,957   15,984   13,324   17,423   17,591   19,250
S&P 500 Index               10,000   10,165   10,437  12,259   13,178   13,556   15,447   15,957   14,369   17,430   18,298   19,588



    Average Annual Total Returns
 for the period ended June 30, 1999*

---------------------------------------
Inception Date   1 Year    Inception
---------------------------------------
   12/13/96       20.44%      29.35%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           AETNA VALUE OPPORTUNITY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Value Opportunity VP (Value Opportunity) generated a 10.49% total return, net of fund expenses, for the six month period ended June 30, 1999. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 12.38% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Over the report period, long-term interest rates moved higher, in anticipation of a change in monetary policy by the Federal Reserve (the "Fed"). This caused pressure on stock market P/E (price-earnings ratio) multiples, resulting in a 5% valuation correction in the second quarter of 1999. On June 30, the Fed raised the federal funds rate - the interest rate charged on overnight loans between banks - by 0.25%. Although that action was no surprise, the Fed did surprise the market by adopting a neutral stance regarding future action. Economic growth continued to be strong, receiving some assistance from substantial tax refunds and the benefits of previous mortgage-refinancing. While intense competition has worked to keep inflation subdued, oil prices rebounded sharply. Cyclical stocks also rebounded during the period - led by basic materials, energy, and capital goods sectors. As a result, we have seen improved market breadth as investors show interest in "value" stocks as well as "growth" stocks and in other sectors beyond the large-cap sector. Emerging stock markets also gave off signs of improving health. Led by Japan, they stabilized and rallied - quite the opposite of last fall's global swoon.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Our strongest individual performers were Sun Microsystems, Inc., Amgen, Inc., International Business Machines Corp., and Citigroup Inc.; and we took healthy profits in Amgen, Inc. in the first quarter of the year. While America Online, Inc. is still up more than 40% for the year, its price took quite a roller coaster ride along the way - doubling in the first quarter, then giving up half of that gain in the second quarter. During the first quarter, the Portfolio benefited from our decision to take
                                                      See Definition of Terms. 9
some profits from holdings of the stock. Sector-weighting decisions that helped performance were the overweighting of manufacturing and underweighting of consumer staples. Sector-weighting decisions that hurt performance were the underweighting of energy and basic materials and the investment move into healthcare. In the second quarter, we doubled the Portfolio's weighting in the underperforming healthcare sector, with the addition of Merck & Co., Inc., Pharmacia & Upjohn, Inc., and Warner Lambert Co. Looking at individual holdings, we find the Portfolio's weakest performers to be Network Associates, Inc., Compaq Computer Corp., Centex Corp., and Albertson's, Inc.

WHAT IS YOUR OUTLOOK GOING FORWARD?

If interest rates move higher, we could see further erosion of valuation support for the stock market, which is at historically rich valuation levels. Other than that, however, the substantial federal budget surplus, a generally quiet tone to inflation, and resumption of profit growth suggest that the financial environment is in good shape. Stock market rotation should continue, with investors favoring companies and sectors with the best profit performance. However, growth stocks could rebound, reversing the short-lived strength of cyclical issues. With our value opportunity approach, we will continue to maintain a core portfolio of reasonably valued stocks with good earnings prospects - while we also opportunistically search for quality growth stocks at distressed prices.

PORTFOLIO SECTOR BREAKDOWN:

                                 % OF
                                COMMON   % OF S&P    OVER/(UNDER)
SECTOR                          STOCKS      500        WEIGHTING
Basic Materials                     --      3.3%         (3.3)%
Commercial Services                 --      1.7%         (1.7)%
Consumer Discretionary            2.0%     12.2%        (10.2)%
Consumer Non-Discretionary          --      7.7%         (7.7)%
Energy                            6.7%      6.6%           0.1%
Finance                          21.4%     15.8%           5.6%
Healthcare                       19.2%     11.1%           8.1%
Manufacturing                    20.3%     10.0%          10.3%
Technology                       22.8%     21.1%           1.7%
Utilities                         7.6%     10.5%         (2.9)%

                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
International Business Machines Corp.     5.6%
Citigroup Inc.                            4.9%
Oracle Corp.                              4.7%
Bristol-Myers Squibb Co.                  4.4%
Warner Lambert Co.                        4.3%
AT&T Corp.                                4.2%
America Online, Inc.                      4.1%
Xerox Corp.                               4.1%
Sun Microsystems, Inc.                    3.7%
Merck & Co., Inc.                         3.7%

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

10 See Definition of Terms.

DEFINITION OF TERMS

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(b) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.

(c) The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.

These are unmanaged indices and are not available for individual investment.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
GROWTH

                                          NUMBER OF        MARKET VALUE
                                           SHARES
                                        -------------     ---------------
COMMON STOCKS ( 92.2% )
AUTO PARTS AND HARDWARE ( 1.0% )
Black & Decker Corp. .................       42,400          $2,676,500
                                                            -------------
BANKS AND THRIFTS ( 2.3% )
Firstar Corp. ........................      165,004           4,620,112
Mercantile Bancorporation, Inc. ......       20,700           1,182,488
                                                            -------------
                                                              5,802,600
                                                            -------------
BIOTECH AND MEDICAL PRODUCTS ( 5.7% )
Amgen, Inc. + ........................       90,600           5,515,275
Biogen, Inc. + .......................       58,400           3,755,850
Boston Scientific Corp. + ............       60,800           2,671,400
Guidant Corp. ........................       48,200           2,479,287
                                                            -------------
                                                             14,421,812
                                                            -------------
COMMERCIAL SERVICES ( 3.3% )
Omnicom Group, Inc. ..................       34,700           2,776,000
Young And Rubicam, Inc. + ............      125,600           5,706,950
                                                            -------------
                                                              8,482,950
                                                            -------------
COMPUTERS ( 3.7% )
International Business Machines Corp.        60,200           7,780,850
Sun Microsystems, Inc. + .............       23,400           1,611,675
                                                            -------------
                                                              9,392,525
                                                            -------------
CONGLOMERATE AND AEROSPACE ( 4.1% )
General Electric Co. .................       59,000           6,667,000
United Technologies Corp. ............       54,000           3,871,125
                                                            -------------
                                                             10,538,125
                                                            -------------
CONSUMER FINANCE ( 1.7% )
Capital One Financial Corp. ..........       76,600           4,265,663
                                                            -------------
DATA AND IMAGING SERVICES ( 6.3% )
America Online, Inc. .................       10,000           1,105,000
Cisco Systems, Inc. + ................       62,300           4,018,350
EMC Corp. + ..........................       42,400           2,332,000
Microsoft Corp. + ....................       96,900           8,739,169
                                                            -------------
                                                             16,194,519
                                                            -------------
DISCRETIONARY RETAIL ( 9.5% )
Abercrombie & Fitch Co. + ............       54,700           2,625,600
Circuit City Stores, Inc. ............       46,200           4,296,600
Dayton Hudson Co. ....................       15,500           1,007,500
Home Depot, Inc. .....................       50,000           3,221,875
Lowe's Co., Inc. .....................       41,800           2,369,537
TJX Companies, Inc. ..................      129,500           4,313,969
Wal-Mart Stores, Inc. ................      133,500           6,441,375
                                                            -------------
                                                             24,276,456
                                                            -------------
DIVERSIFIED FINANCIAL SERVICES ( 2.4% )
Citigroup Inc. .......................       95,500           4,536,250
Providian Financial Corp. ............       17,500           1,636,250
                                                            -------------
                                                              6,172,500
                                                            -------------
DRUGS ( 4.6% )
Allergan, Inc. .......................       12,800           1,420,800
Bristol-Myers Squibb Co. .............       41,500           2,923,156
Johnson & Johnson ....................       23,500           2,303,000

                                            NUMBER OF        MARKET VALUE
                                             SHARES
                                          -----------       -------------

DRUGS (CONTINUED)
Schering Plough ......................       94,500          $5,008,500
                                                            -------------
                                                             11,655,456
                                                            -------------
ELECTRICAL MACHINERY AND INSTRUMENTS ( 2.9% )
Lexmark International Group, Inc. + ..       46,000           3,038,875
Waters Corp. + .......................       82,000           4,356,250
                                                            -------------
                                                              7,395,125
                                                            -------------
ELECTRONIC MEDIA ( 2.7% )
CBS Corp. + ..........................      160,300           6,963,031
                                                            -----------
FOOD AND BEVERAGE ( 0.9% )
Anheuser-Busch Co., Inc. .............       31,700           2,248,719
                                                            -----------
FOOD AND DRUG RETAIL ( 1.9% )
Safeway, Inc. + ......................       99,600           4,930,200
                                                            -----------
FOREST PRODUCTS AND BUILDING MATERIALS ( 0.7% )
Georgia-Pacific Corp. ................       35,600           1,686,550
                                                            -----------
GAS UTILITIES ( 2.9% )
Enron Corp. ..........................       89,700           7,332,975
                                                            -----------
HOUSING AND FURNISHINGS ( 1.7% )
Maytag Corp. .........................       62,000           4,320,625
                                                            -----------
INSURANCE ( 3.5% )
American General Corp. ...............       47,800           3,602,925
American International Group, Inc. ...       45,581           5,335,826
                                                            -------------
                                                              8,938,751
                                                            -------------
INVESTMENT SERVICES ( 1.5% )
Goldman Sachs Group, Inc. (The) ......       21,300           1,538,925
Morgan Stanley Dean Witter & Co. .....       21,300           2,183,250
                                                            -------------
                                                              3,722,175
                                                            -------------
MAJOR TELECOMMUNICATIONS ( 6.7% )
Ameritech Corp. ......................       47,300           3,476,550
CenturyTel, Inc. .....................      126,600           5,032,350
MCI Worldcom, Inc. + .................       61,400           5,284,237
SBC Communications, Inc. .............       59,200           3,433,600
                                                            -------------
                                                             17,226,737
                                                            -------------
OIL ( 0.9% )
Texaco, Inc. .........................       35,700           2,231,250
                                                            -------------
OIL SERVICES ( 5.4% )
Baker Hughes, Inc. ...................      132,000           4,422,000
Halliburton Co. ......................      104,600           4,733,150
Schlumberger, Ltd. ...................       71,600           4,560,025
                                                            -------------
                                                             13,715,175
                                                            -------------
PRODUCER GOODS ( 6.1% )
Allied Signal, Inc. ..................       74,700           4,706,100
Tyco International Ltd. ..............      115,400          10,934,150
                                                            -------------
                                                             15,640,250
                                                            -------------
SEMICONDUCTORS AND ELECTRONICS ( 9.8% )
Applied Materials, Inc. + ............       32,300           2,386,163
General Instrument Corp. + ...........       56,700           2,409,750
Lucent Technologies, Inc. ............       60,885           4,105,932
Nokia Corp., ADR .....................       58,700           5,374,719
Tellabs, Inc. + ......................      100,900           6,817,056
Texas Instruments, Inc. ..............       14,800           2,146,000

12 See Definition of Terms.

                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -----------      -------------

SEMICONDUCTORS AND ELECTRONICS (CONTINUED)
Vitesse Semiconductor Corp. + ........       25,600          $1,726,400
                                                             24,966,020
                                                           -------------
TOTAL COMMON STOCKS (COST $201,240,337)                     235,196,689
                                                           -------------
                                         PRINCIPAL
                                          AMOUNT
                                        ------------
SHORT-TERM INVESTMENTS ( 7.4% )
Federal Home Loan Bank,4.60%,07/01/99   $17,916,000          17,916,000
U.S. Treasury Bill,4.43%,08/19/99 @ ..      700,000             695,779
U.S. Treasury Bill,4.48%,08/19/99 @ ..      100,000              99,409
U.S. Treasury Bill,4.80%,08/19/99 @ ..      100,000              99,391
                                                          ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $18,810,579)              18,810,579
                                                          ---------------
TOTAL INVESTMENTS (COST $220,050,916)(A)                    254,007,268
OTHER ASSETS LESS LIABILITIES                                   999,470
                                                          ---------------
TOTAL NET ASSETS                                           $255,006,738
                                                          ===============


NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $223,736,666. Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:

Unrealized gains............................            $33,799,446
Unrealized losses...........................             (3,528,844)
                                              ---------------------
 Net unrealized gain........................            $30,270,602
                                              =====================

Information concerning open futures contracts at June 30, 1999 is shown below:

                          NO. OF        INITIAL      EXPIRATION     UNREALIZED
                         CONTRACTS       VALUE          DATE        GAIN/(LOSS)
                        -----------  -------------  ------------  ---------------
    LONG CONTRACTS
----------------------
S&P 500 Index Futures.      42        $13,881,180     Sept 99       $  626,292
                                      ===========                   ==========

+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 1999.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 13

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
INTERNATIONAL

                                            NUMBER OF        MARKET VALUE
                                              SHARES
                                           ------------     --------------
COMMON STOCKS ( 90.8% )
AUSTRALIA ( 2.7% )
Amcor Ltd.
 (Forest Products and Building Materials)     45,000            $250,139
Foster's Brewing Group Ltd. (Food and
 Beverage)...............................     90,000             253,653
Telstra Corp. Ltd. (Other
 Telecommunications) + ..................     26,200             150,128
                                                            --------------
TOTAL AUSTRALIA                                                  653,920
                                                            --------------
BRAZIL ( 0.8% )
Telecomunicaciones Brasileiras SA, ADR
 (Other Telecommunications) .............      2,180             196,609
                                                            --------------
CANADA ( 2.2% )
BCE Inc. (Other Telecommunications) .....      5,600             271,468
Canadian National Railway Co.
 (Surface Transport) ....................      3,800             254,546
                                                            --------------
TOTAL CANADA                                                     526,014
                                                            --------------
DENMARK ( 4.3% )
Carli Gry International A/S (Textiles and
 Apparel)................................     14,200             300,111
Novo-Nordisk A/S (Drugs) ................      1,650             178,261
SAS Danmark A/S (Air Transport) .........      7,500              78,212
Tele Danmark A/S (Other
 Telecommunications).....................      5,400             265,795
Vestas Wind Systems AS (Producer Goods) +      2,400             211,902
                                                            --------------
TOTAL DENMARK                                                  1,034,281
                                                            --------------
FINLAND ( 3.6% )
Nokia Corp., ADR
 (Semiconductors and Electronics) .......      3,400             311,313
Perlos Oyj (Semiconductors and
 Electronics)............................      9,200             134,723
Pohjola Group Insurance Corp. (Insurance)      5,200             266,784
Tieto Corp. (Data and Imaging Services) .      3,900             162,484
                                                            --------------
TOTAL FINLAND                                                    875,303
                                                            --------------
FRANCE ( 9.5% )
Accor SA (Consumer Services) ............        700             175,777
Aerospatiale Matra
 (Conglomerate and Aerospace) ...........      5,900             135,986
Alstom (Industrial Services) + ..........      8,100             254,770
Axa (Insurance) .........................      2,100             256,193
Carrefour SA (Food and Drug Retail) .....      1,290             189,570
Elf Aquitaine SA (Oil) ..................      1,500             220,120
Galeries Lafayette (Discretionary Retail)      1,290             170,679
Gemini Sogeti SA (Data and Imaging
 Services)...............................      1,300             204,311
Groupe Danone (Food and Beverage) .......        850             219,141
Societe Generale (Banks and Thrifts) ....      1,150             202,677
Vivendi (Conglomerate and Aerospace) ....      3,469             281,006
                                                            --------------
TOTAL FRANCE                                                   2,310,230
                                                            --------------
GERMANY ( 8.0% )
Bayericshe Hypo-und Vereinsb
 (Banks and Thrifts) + ..................      2,712             176,195
Buderus AG
 (Forest Products and Building Materials)        680             272,786
DaimlerChrysler AG (Automotive) .........      2,296             198,891

                                             NUMBER OF        MARKET VALUE
                                               SHARES
                                           ------------     --------------
GERMANY (CONTINUED)
Deutsche Pfandbrief & Hypothekenbank AG
 (Banks and Thrifts) ....................      2,500            $226,875
Douglas Holding AG (Discretionary Retail)      2,500             112,148
Fresenius Medical Care AG
 (Biotech and Medical Products) .........      3,950             235,852
Gehe AG (Health Services) ...............      3,900             179,376
Mannesmann AG (Producer Goods) ..........      3,000             447,666
Siemens AG
 (Electrical Machinery and Instruments) .      1,200              92,565
                                                            --------------
TOTAL GERMANY                                                  1,942,354
                                                            --------------
HONG KONG ( 1.7% )
China Telecom Ltd.
 (Other Telecommunications) + ...........     78,000             216,643
First Pacific Co. Ltd. (Producer Goods) .    222,000             188,842
                                                            --------------
TOTAL HONG KONG                                                  405,485
                                                            --------------
IRELAND ( 3.0% )
Allied Irish Banks (Banks and Thrifts) ..     19,195             252,384
CRH Plc (Forest Products and Building
 Materials)..............................     16,482             292,349
Waterford Wedgewood (Housing and
 Furnishings)............................    175,600             181,088
                                                            --------------
TOTAL IRELAND                                                    725,821
                                                            --------------
ITALY ( 1.9% )
Banca del Nazionale Lavoro (Banks and
 Thrifts) + .............................     70,000             220,172
Telecom Italia SpA (Other
 Telecommunications).....................     23,000             239,085
                                                            --------------
TOTAL ITALY                                                      459,257
                                                            --------------
JAPAN ( 14.4% )
Asatsu-DK Inc. (Commercial Services) ....      8,100             214,144
Citizen Watch Co. (Consumer Specialties)      23,000             199,521
Fuji Heavy Industries Ltd. (Automotive) .     36,000             277,792
Kita Kyushu Coca-Cola Bottling Co.
 (Food and Beverage) ....................      3,800             215,995
Meitec Corp. (Commercial Services) ......      8,600             287,756
Mizuno Corp. (Consumer Specialties) .....     56,000             211,897
NTT Mobile Communication Network, Inc.
 (Other Telecommunications) + ...........         21             281,229
Promise Co., Ltd. (Consumer Finance) ....      4,700             277,636
Seino Transportation Co. Ltd. (Surface
 Transport)..............................     32,000             190,350
Shin-Etsu Chemical Co., Ltd.
 (Specialty Chemicals) ..................      7,000             234,220
SoftBank Corp. (Semiconductors and
 Electronics)............................      2,200             445,489
Sony Corp. (Housing and Furnishings) ....      3,900             420,481
Terumo Corp. (Biotech and Medical
 Products)...............................     10,600             236,013
                                                            --------------
TOTAL JAPAN                                                    3,492,523
                                                            --------------
MEXICO ( 2.1% )
Cemex SA de CV
 (Forest Products and Building Materials)     29,518             145,876
Grupo Financiero Bancomer, SA de CV
 (Investment Services) ..................    364,000             131,376

14 See Notes to Portfolio of Investments.

                                             NUMBER OF        MARKET VALUE
                                               SHARES
                                           ------------     --------------
MEXICO (CONTINUED)
Telefonos de Mexico SA, ADR
 (Other Telecommunications) .............      2,800            $226,275
TOTAL MEXICO                                                     503,527
                                                            --------------
NETHERLANDS ( 7.0% )
Akzo Nobel NV (Specialty Chemicals) .....      5,100             214,583
ING Groep NV (Diversified Financial
 Services)...............................      5,421             293,496
Koninklijke Ahold NV (Food and Drug
 Retail).................................      5,913             203,666
Nutreco Holding NV (Food and Drug Retail)      7,282             258,329
STMicroelectronics
 (Semiconductors and Electronics) .......      3,200             213,180
United Pan-Europe Communications NV
 (Electronic Media) + ...................      4,300             233,248
Vendex KBB N.V. (Discretionary Retail) ..      7,646             204,220
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit (Print
 Media)..................................      1,950              77,924
                                                            --------------
TOTAL NETHERLANDS                                              1,698,646
                                                            --------------
NORWAY ( 3.4% )
Christiania Bank Og Kredkasse
 (Banks and Thrifts) ....................     57,400             206,341
Merkantildata ASA (Data and Imaging
 Services)...............................     19,000             183,423
Ocean Rig ASA (Oil Services) + ..........    513,000             154,438
Petroleum Geo-Services (Oil Services) + .      8,600             129,451
Tomra Systems ASA (Producer Goods) ......      4,100             154,157
                                                            --------------
TOTAL NORWAY                                                     827,810
                                                            --------------
SPAIN ( 1.3% )
Telefonica de Espana
 (Major Telecommunications) .............      6,284             302,698
                                                            ------------
SWEDEN ( 4.9% )
Electrolux AB (Housing and Furnishings) .      5,000             104,681
Ericsson ADR (Other Telecommunications) .      9,600             316,200
Securitas AB (Commercial Services) ......     19,500             291,284
Skandinaviska Enskilda Banken
 (Banks and Thrifts) ....................     18,100             210,762
Svenska Cellulosa AB (Consumer Products)      10,200             263,938
                                                            --------------
TOTAL SWEDEN                                                   1,186,866
                                                            --------------
SWITZERLAND ( 2.7% )
Fischer (Georg) AG (Producer Goods) .....        190              61,964
Roche Holding AG (Drugs) ................         13             133,629
Sulzer AG (Conglomerate and Aerospace) +         410             249,228
UBS AG (Banks and Thrifts) ..............        715             213,405
                                                            --------------
TOTAL SWITZERLAND                                                658,227
                                                            --------------
UNITED KINGDOM ( 17.3% )
BAA Plc (Commercial Services) ...........     29,500             283,646
Bank of Scotland (Banks and Thrifts) ....     13,932             184,467
Bass Plc (Food and Beverage) ............     18,000             261,169
British Telecom Plc (Other
 Telecommunications).....................     23,903             400,508
Cable & Wireless Plc
 (Other Telecommunications) + ...........     10,100             128,714
Dixons Group Plc (Discretionary Retail) .     16,541             308,962
General Electric Co. Plc
 (Conglomerate and Aerospace) ...........     28,300             288,613
Granada Group Plc (Electronic Media) + ..     12,186             226,080

                                             NUMBER OF        MARKET VALUE
                                              SHARES
                                           ------------     --------------
UNITED KINGDOM (CONTINUED)
Hanson Plc (Conglomerate and Aerospace) .     21,400            $190,078
Kingfisher Plc (Discretionary Retail) ...     25,277             290,853
MEPC Plc (Diversified Financial Services)     35,600             289,551
National Westminster Bank Plc
 (Banks and Thrifts) ....................     10,900             231,086
Railtrack Group (Surface Transport) .....      5,500             112,442
Shell Transport & Trading Co. (Oil) .....     37,000             277,463
SmithKline Beecham Plc (Drugs) ..........     18,674             242,691
Vodafone Group Plc (Other
 Telecommunications).....................     16,012             315,486
WPP Group Plc (Commercial Services) .....     20,100             169,976
                                                            --------------
TOTAL UNITED KINGDOM                                           4,201,785
                                                            --------------
TOTAL COMMON STOCKS (COST $19,593,436)                        22,001,356
                                                            --------------
                                           PRINCIPAL
                                             AMOUNT
                                           ------------
SHORT-TERM INVESTMENTS ( 2.1% )
Federal Home Loan Mortgage Corp.,
 Zero Coupon,07/01/99 ...................   $403,000             403,000
U.S. Treasury Bill,4.43%,08/19/99 @ .....    100,000              99,372
                                                            --------------
TOTAL SHORT-TERM INVESTMENTS (COST $502,372)                     502,372
                                                            --------------
TOTAL INVESTMENTS (COST $20,095,808)(A)                       22,503,728
OTHER ASSETS LESS LIABILITIES                                  1,725,443
                                                            --------------
TOTAL NET ASSETS                                             $24,229,171
                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $20,530,555. Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:

Unrealized gains............................             $2,473,918
Unrealized losses...........................               (500,745)
                                              ---------------------
 Net unrealized gain........................             $1,973,173
                                              =====================

Information concerning open futures contracts at June 30, 1999 is shown below:

                          NO. OF        INITIAL      EXPIRATION     UNREALIZED
                         CONTRACTS       VALUE          DATE        GAIN/(LOSS)
                        -----------  -------------  ------------  ---------------
    LONG CONTRACTS
----------------------
TOPIX Index Futures.......   3           $344,969     Sept 99           $3,759
                                      ===========                   ==========

+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 1999.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 15

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
SMALL COMPANY

                                            NUMBER OF        MARKET VALUE
                                              SHARES
                                          -------------     ---------------
COMMON STOCKS ( 82.4% )
AIR TRANSPORT ( 1.3% )
America West Holdings Corp. + ..........       77,100          $1,455,263
                                                            -------------
BANKS AND THRIFTS ( 5.1% )
Atlantic Bank and Trust Co. + ..........       99,000           1,757,250
Citizens Banking Corp. .................       52,000           1,563,250
Harbor Florida Bancshares, Inc. ........      133,200           1,631,700
Republic Security Financial Corp. ......      101,400             849,225
                                                            -------------
                                                                5,801,425
                                                            -------------
BIOTECH AND MEDICAL PRODUCTS ( 1.2% )
i-STAT Corp. + .........................      155,800           1,421,675
                                                            -------------
COMMERCIAL SERVICES ( 0.7% )
Copart, Inc. + .........................       37,100             788,375
                                                            -------------
CONSUMER FINANCE ( 3.4% )
American Capital Strategies, Ltd. ......       68,500           1,250,125
First Sierra Financial, Inc. + .........       71,500           1,787,500
Medallion Financial Corp. ..............       42,500             810,156
                                                            -------------
                                                                3,847,781
                                                            -------------
CONSUMER SERVICES ( 4.2% )
IHOP Corp. + ...........................       73,900           1,778,219
OroAmerica, Inc. + .....................       59,400             415,800
Prime Hospitality Corp. + ..............       92,000           1,104,000
Taco Cabana, Inc. + ....................      145,400           1,481,262
                                                            -------------
                                                                4,779,281
                                                            -------------
CONSUMER SPECIALTIES ( 0.5% )
THQ, Inc. + ............................       20,500             589,375
                                                            -------------
DATA AND IMAGING SERVICES ( 7.7% )
Advanced Digital Information Corp. + ...       31,400           1,271,700
Brooktrout Technology, Inc. + ..........       88,600           1,423,138
Fundtech Ltd. + ........................       29,100             754,781
GoTo.com, Inc. + .......................       26,000             728,000
Harbinger Corp. + ......................       42,400             530,000
Intergraph Corp. + .....................      160,900           1,246,975
JDA Software Group, Inc. + .............      173,400           1,614,787
WorldGate Communications, Inc. + .......       22,600           1,158,250
                                                            -------------
                                                                8,727,631
                                                            -------------
DISCRETIONARY RETAIL ( 6.6% )
Audio Book Club, Inc. + ................      130,200           1,692,600
Central Garden & Pet Co. + .............       87,700             898,925
Dress Barn, Inc. + .....................       97,300           1,556,800
Gadzooks, Inc. + .......................       59,300             948,800
Genesco Inc. + .........................       93,300           1,358,681
REX Stores Corp. + .....................       33,800           1,007,663
                                                            -------------
                                                                7,463,469
                                                            -------------
ELECTRIC UTILITIES ( 2.0% )
Otter Tail Power Co. ...................       23,700             913,931
UniSource Energy Corp. + ...............      112,200           1,339,388
                                                            -------------
                                                                2,253,319
                                                            -------------
ELECTRICAL MACHINERY AND INSTRUMENTS ( 1.5% )
Nam Tai Electronics, Inc., ADR .........      133,500           1,685,438
                                                            -------------

                                             NUMBER OF        MARKET VALUE
                                               SHARES
                                          -------------     ---------------
ELECTRONIC MEDIA ( 2.8% )
Ascent Entertainment Group, Inc. + .....      114,000          $1,610,250
Granite Broadcasting Corp. + ...........      142,100           1,110,156
Radio One, Inc. + ......................       11,100             516,150
                                                            ---------------
                                                                3,236,556
                                                            ---------------
FOOD AND BEVERAGE ( 2.4% )
Suprema Specialties, Inc. + ............      126,300             876,206
Zapata Corp. ...........................      222,100           1,887,850
                                                            ---------------
                                                                2,764,056
                                                            ---------------
FOOD AND DRUG RETAIL ( 0.8% )
Casey's General Stores, Inc. ...........       61,700             925,500
                                                            -------------
FOREST PRODUCTS AND BUILDING MATERIALS ( 3.8% )
Elcor Corp. ............................       19,300             843,169
Potlatch Corp. .........................       47,000           2,065,062
Texas Industries, Inc. .................       35,500           1,375,625
                                                            ---------------
                                                                4,283,856
                                                            ---------------
HEALTH SERVICES ( 1.5% )
MedPartners,  Inc. + ...................      229,600           1,736,350
                                                            -------------
HEAVY MACHINERY ( 1.1% )
Gehl Co. + .............................       62,900           1,273,725
                                                            -------------
HOUSING AND FURNISHINGS ( 2.3% )
Fairfield Communities, Inc. + ..........       37,000             596,625
Libbey Inc. ............................       23,600             684,400
Webb (Del E) Corp. .....................       54,100           1,291,637
                                                            ---------------
                                                                2,572,662
                                                            ---------------
INDUSTRIAL SERVICES ( 4.6% )
Insituform Technologies, Inc. + ........       67,700           1,464,013
Kaneb Services, Inc. + .................      236,000           1,003,000
Park-Ohio Holdings Corp. + .............       54,000             914,625
York Research Corp. + ..................      293,800           1,817,887
                                                            ---------------
                                                                5,199,525
                                                            ---------------
INSURANCE ( 1.7% )
American Heritage Life Investment Corp.        42,300           1,036,350
Provident American Corp. + .............       30,400             847,400
                                                            ---------------
                                                                1,883,750
                                                            ---------------
INVESTMENT SERVICES ( 0.1% )
National Discount Brokers Group, Inc. +         2,900             168,200
                                                            -------------
OIL ( 3.4% )
Devon Energy Corp. .....................       24,600             879,450
Triton Energy Ltd. + ...................       92,000             989,000
Union Pacific Resources Group Inc. .....      123,500           2,014,594
                                                            ---------------
                                                                3,883,044
                                                            ---------------
OIL SERVICES ( 3.1% )
Marine Drilling Companies, Inc. + ......       49,300             674,794
McDermott International, Inc., ADR .....       63,300           1,788,225
Seitel, Inc. + .........................       66,700           1,079,706
                                                            ---------------
                                                                3,542,725
                                                            ---------------
OTHER TELECOMMUNICATIONS ( 5.7% )
Associated Group, Inc. + ...............       24,100           1,569,512
Cidco, Inc. + ..........................      221,100           1,637,522
Davox Corp. + ..........................       88,900           1,061,244
Powertel, Inc. + .......................       45,100           1,347,363

16 See Notes to Portfolio of Investments.

                                            NUMBER OF        MARKET VALUE
                                              SHARES
                                          -------------     ---------------

OTHER TELECOMMUNICATIONS (CONTINUED)
Price Communications Corp. + ...........       61,077            $916,155
                                                            ---------------
                                                                6,531,796
                                                            ---------------
PRINT MEDIA ( 0.5% )
Ziff-Davis Inc. + ......................       34,100             526,419
                                                            -------------
PRODUCER GOODS ( 5.3% )
4Front Technologies, Inc. + ............       32,500             320,938
Curtis International Ltd. + ............       63,000             409,500
Kafus Environmental Industries Ltd. + ..      222,800           2,144,450
MacDermid, Inc. ........................       28,700           1,334,550
Millipore Corp. ........................       17,800             722,012
Varlen Corp. ...........................       26,400           1,069,200
                                                            ---------------
                                                                6,000,650
                                                            ---------------
SEMICONDUCTORS AND ELECTRONICS ( 3.1% )
Burr-Brown Corp. + .....................       74,600           2,732,225
Dallas Semiconductor Corp. .............          200              10,100
Terayon Communication Systems, Inc. + ..       14,500             810,187
                                                            ---------------
                                                                3,552,512
                                                            ---------------
SPECIALTY CHEMICALS ( 3.2% )
Alcide Corp. + .........................       71,600           1,288,800
ChiRex Inc. + ..........................       26,900             864,162
Geon Co. (The) .........................       45,600           1,470,600
                                                            ---------------
                                                                3,623,562
                                                            ---------------
STEEL ( 0.8% )
Bethlehem Steel Corp. + ................      122,800             944,025
                                                            ---------------
SURFACE TRANSPORT ( 2.0% )
Knightsbridge Tankers Ltd. .............       57,500           1,006,250
Roadway Express, Inc. ..................       67,100           1,300,063
                                                            ---------------
                                                                2,306,313
                                                            ---------------
TOTAL COMMON STOCKS (COST $84,972,227)                         93,768,258
                                                            ---------------
                                           PRINCIPAL
                                            AMOUNT
                                          -------------
SHORT-TERM INVESTMENTS ( 16.1% )
Federal Home Loan Bank,4.60%,07/01/99 ..  $17,559,000          17,559,000
U.S. Treasury Bill,4.43%,08/19/99 @ ....      600,000             596,383
U.S. Treasury Bill,4.48%,08/19/99 ......      100,000              99,390
                                                            ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $18,254,772)                18,254,773
                                                            ---------------
TOTAL INVESTMENTS (COST $103,226,999)(A)                      112,023,031
OTHER ASSETS LESS LIABILITIES                                   1,760,712
                                                            ---------------
TOTAL NET ASSETS                                             $113,783,743
                                                            ---------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $105,730,625. Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:

Unrealized gains............................            $11,997,139
Unrealized losses...........................             (5,704,733)
                                              ---------------------
 Net unrealized gain........................            $6,292,406
                                              =====================

Information concerning open futures contracts at June 30, 1999 is shown below:

                          NO. OF        INITIAL      EXPIRATION     UNREALIZED
                         CONTRACTS       VALUE          DATE        GAIN/(LOSS)
                        -----------  -------------  ------------  ---------------
    LONG CONTRACTS
----------------------
Russell 2000 Index
   Futures..........        56        $12,548,835     Sept 99       $  386,661
                                      ===========                   ==========

+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 1999.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 17

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
VALUE OPPORTUNITY

                                            NUMBER OF      MARKET VALUE
                                             SHARES
                                         ------------     --------------
COMMON STOCKS ( 94.2% )
AUTOMOTIVE ( 2.9% )
Dana Corp. ............................      50,000         $2,303,125
                                                          ------------
BANKS AND THRIFTS ( 3.5% )
J.P. Morgan & Co. .....................      20,000          2,810,000
                                                          ------------
COMPUTERS ( 9.3% )
International Business Machines Corp. .      35,000          4,523,750
Sun Microsystems, Inc. + ..............      43,000          2,961,625
                                                          ------------
                                                             7,485,375
                                                          ------------
CONGLOMERATE AND AEROSPACE ( 9.0% )
General Dynamics Corp. ................      35,000          2,397,500
General Electric Co. ..................      20,000          2,260,000
General Motors Corp. - Class H ........      45,000          2,531,250
                                                          ------------
                                                             7,188,750
                                                          ------------
CONSUMER FINANCE ( 3.6% )
Federal Home Loan Mortgage Corp. ......      50,000          2,900,000
                                                          ------------
DATA AND IMAGING SERVICES ( 8.8% )
America Online, Inc. ..................      30,000          3,315,000
Oracle Corp. + ........................     100,750          3,740,344
                                                          ------------
                                                             7,055,344
                                                          ------------
DIVERSIFIED FINANCIAL SERVICES ( 4.9% )
Citigroup Inc. ........................      82,500          3,918,750
                                                          ------------
DRUGS ( 18.1% )
American Home Products Corp. ..........      40,000          2,300,000
Bristol-Myers Squibb Co. ..............      50,000          3,521,875
Merck & Co., Inc. .....................      40,000          2,960,000
Pharmacia & Upjohn, Inc. ..............      40,000          2,272,500
Warner Lambert Co. ....................      50,000          3,468,750
                                                          ------------
                                                            14,523,125
                                                          ------------
ELECTRICAL MACHINERY AND INSTRUMENTS ( 4.0% )
Xerox Corp. ...........................      55,000          3,248,438
                                                          ------------
HOUSING AND FURNISHINGS ( 1.9% )
Centex Corp. ..........................      40,000          1,502,500
                                                          ------------
INSURANCE ( 4.6% )
AFLAC, Inc. ...........................      50,000          2,393,750
Allstate Corp. (The) ..................      35,000          1,255,625
                                                          ------------
                                                             3,649,375
                                                          ------------
INVESTMENT SERVICES ( 3.6% )
T. Rowe Price & Associates ............      75,000          2,878,125
                                                          ------------
MAJOR TELECOMMUNICATIONS ( 7.2% )
AT&T Corp. ............................      60,000          3,348,750
CenturyTel, Inc. ......................      60,050          2,386,987
                                                          ------------
                                                             5,735,737
                                                          ------------
OIL ( 3.3% )
Chevron Corp. .........................      27,500          2,617,656
                                                          ------------
OIL SERVICES ( 3.0% )
McDermott International, Inc., ADR ....      85,000          2,401,250
                                                          ------------
PRODUCER GOODS ( 3.2% )
Ingersoll-Rand Co. ....................      40,000          2,585,000
                                                          ------------

                                          NUMBER OF        MARKET VALUE
                                            SHARES
                                         ------------     --------------
SEMICONDUCTORS AND ELECTRONICS ( 3.3% )
Intel Corp. ...........................      45,000         $2,677,500
                                                          ------------
TOTAL COMMON STOCKS (COST $61,216,741)                      75,480,050
                                                          ------------
                                           PRINCIPAL
                                            AMOUNT
                                         ------------
SHORT-TERM INVESTMENTS ( 5.4% )
Federal Home Loan Bank,4.60%,07/01/99 .  $4,067,000          4,067,000
U.S. Treasury Bill,4.48%,08/19/99 @ ...     300,000            298,008
                                                          ------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,365,191)               4,365,008
                                                          ------------
TOTAL INVESTMENTS (COST $65,581,932)(A)                     79,845,058
OTHER ASSETS LESS LIABILITIES                                  304,716
                                                          ------------
TOTAL NET ASSETS                                           $80,149,774
                                                          ============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:

Unrealized gains............................            $14,779,099
Unrealized losses...........................               (515,973)
                                              ---------------------
 Net unrealized gain........................            $14,263,126
                                              =====================

Information concerning open futures contracts at June 30, 1999 is shown below:
                          NO. OF       INITIAL      EXPIRATION     UNREALIZED
                         CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                        -----------  ------------  ------------  ---------------
    LONG CONTRACTS
----------------------
S&P 500 Index Futures.       4        $1,335,700     Sept 99        $  45,964
                                      ==========                    =========

+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 1999.

Category percentages are based on net assets.

18 See Notes to Financial Statements.

                     THIS PAGE INTENTIONALLY LEFT BLANK

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS:
Investments, at market value ..........................................
Cash ..................................................................
Cash denominated in foreign currencies.................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Variation margin .....................................................
 Recoverable foreign taxes.............................................
 Reimbursement from Investment Adviser ................................
Prepaid expenses ......................................................
Gross unrealized gain on forward foreign currency exchange contracts...
     Total assets .....................................................
LIABILITIES:
Payable for:
 Investments purchased ................................................
 Fund shares redeemed .................................................
 Variation margin .....................................................
Accrued investment advisory fees ......................................
Accrued administrative service fees ...................................
Accrued custody fees ..................................................
Other liabilities .....................................................
Gross unrealized loss on forward foreign currency exchange contracts...
     Total liabilities ................................................
 NET ASSETS ...........................................................
NET ASSETS REPRESENTED BY:
Paid-in capital .......................................................
Net unrealized gain on investments, open futures contracts and foreign currency related transactions ........................................
Undistributed net investment income ...................................
Accumulated net realized gain (loss) on investments ...................
 NET ASSETS ...........................................................
CAPITAL SHARES:
Authorized ............................................................
Par Value .............................................................
Outstanding ...........................................................
Net asset value, offering and redemption price per share (net assets divided by shares outstanding) .......................................

Cost of investments ...................................................
Cost of cash denominated in foreign currencies.........................

20 See Notes to Financial Statements.

                       GROWTH       INTERNATIONAL    SMALL COMPANY    VALUE OPPORTUNITY
                   ---------------  --------------  ---------------  -------------------

                    $254,007,268     $ 22,503,728    $112,023,031       $ 79,845,058
                           1,291               12             826                875
                              --        1,000,487              --                 --

                          61,274           23,923          23,120             87,652
                       4,025,163          862,465       1,956,840                 --
                       1,856,886          700,553         542,638            237,263
                              --           21,167              --                 --
                         262,500               --         128,800             25,000
                             602           11,070              --                542
                             101               72             140                102
                              --           21,629              --                 --
                    ------------     ------------    ------------       ------------
                     260,215,085       25,145,106     114,675,395         80,196,492
                    ------------     ------------    ------------       ------------

                       5,059,382          861,696         622,209                 --
                              --                8         185,268                  3
                              --            4,713              --                 --
                         117,792           15,950          66,694             37,380
                          14,724            1,407           6,669              4,673
                           7,919           22,059           7,199              3,951
                           8,530            1,661           3,613                711
                              --            8,441              --                 --
                    ------------     ------------    ------------       ------------
                       5,208,347          915,935         891,652             46,718
                    ------------     ------------    ------------       ------------
                    $255,006,738     $ 24,229,171    $113,783,743       $ 80,149,774
                    ============     ============    ============       ============

                    $212,204,691     $ 20,176,022    $104,757,168       $ 63,379,079
                      34,582,644        2,421,192       9,182,693         14,309,090
                         178,885          261,767         377,137            278,631
                       8,040,518        1,370,190        (533,255)         2,182,974
                    ------------     ------------    ------------       ------------
                    $255,006,738     $ 24,229,171    $113,783,743       $ 80,149,774
                    ============     ============    ============       ============

                     Two Billion      Two Billion     Two Billion        Two Billion
                    $      0.001     $      0.001    $      0.001       $      0.001
                      16,591,599        1,922,028       8,150,844          5,035,476
                    $      15.37     $      12.61    $      13.96       $      15.92

                    $220,050,916     $ 20,095,808    $103,226,999       $ 65,581,932
                              --     $  1,002,454              --                 --

                                           See Notes to Financial Statements. 21

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
Dividends .............................................................
Interest ..............................................................

Foreign taxes withheld on dividends ...................................
     Total investment income ..........................................
INVESTMENT EXPENSES:
Investment advisory fees ..............................................
Administrative services fees ..........................................
Printing and postage ..................................................
Custody fees ..........................................................
Transfer agent fees ...................................................
Audit fees ............................................................
Directors' fees .......................................................
Registration fees .....................................................
Miscellaneous expenses ................................................
Expenses before reimbursement and waiver from Investment Adviser ......
Expense reimbursement and waiver from Investment Adviser ..............
     Net expenses .....................................................
Net investment income .................................................
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..........................................................
 Futures and forward foreign currency exchange contracts ..............
 Foreign currency related transactions.................................
     Net realized gain on investments .................................
Net change in unrealized gain or loss on:
 Investments ..........................................................
 Futures and forward foreign currency exchange contracts ..............
 Foreign currency related transactions.................................
     Net change in unrealized gain or loss on investments .............
Net realized and change in unrealized gain or loss on investments .....
Net increase in net assets resulting from operations ..................

22 See Notes to Financial Statements.

              GROWTH           INTERNATIONAL        SMALL COMPANY        VALUE OPPORTUNITY
         ------------------  ------------------  -------------------  -----------------------

            $   463,510         $  202,899           $  338,261             $  419,051
                434,196             72,456              472,509                146,425
            -----------         ----------           ----------             ----------
                897,706            275,355              810,770                565,476
                 (1,893)           (19,008)                  --                (16,505)
            -----------         ----------           ----------             ----------
                895,813            256,347              810,770                548,971
            -----------         ----------           ----------             ----------

                602,503             85,121              368,991                220,004
                 75,313              7,511               36,899                 27,500
                  1,104              1,405                1,745                  1,558
                  6,100             69,647                6,525                  3,763
                  1,278                649                1,278                  1,278
                 12,047             10,519               11,917                 11,876
                  2,822                303                1,506                  1,123
                 15,286              1,033                3,810                  2,848
                  1,077                334                1,086                    803
            -----------         ----------           ----------             ----------
                717,530            176,522              433,757                270,753
                   (602)           (64,415)                (361)                  (542)
            -----------         ----------           ----------             ----------
                716,928            112,107              433,396                270,211
            -----------         ----------           ----------             ----------
                178,885            144,240              377,374                278,760
            -----------         ----------           ----------             ----------

             13,787,739          1,465,854            5,312,401              4,295,991
                606,197            161,028            1,078,513                398,427
                     --            (73,464)                  --                     --
            -----------         ----------           ----------             ----------
             14,393,936          1,553,418            6,390,914              4,694,418
            -----------         ----------           ----------             ----------

             11,998,902            281,618            2,974,798              2,761,181
                228,269             76,797             (265,615)              (153,047)
                     --             (6,500)                  --                     --
            -----------         ----------           ----------             ----------
             12,227,171            351,915            2,709,183              2,608,134
            -----------         ----------           ----------             ----------
             26,621,107          1,905,333            9,100,097              7,302,552
            -----------         ----------           ----------             ----------
            $26,799,992         $2,049,573           $9,477,471             $7,581,312
            ===========         ==========           ==========             ==========

                                           See Notes to Financial Statements. 23

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

                                                         GROWTH
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 1999       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1998
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income.....................  $    178,885       $    223,542
Net realized gain (loss) on investments...    14,393,936         (6,218,742)
Net change in unrealized gain or loss on
 investments..............................    12,227,171         22,073,422
                                            ------------       ------------
 Net increase in net assets resulting from
 operations...............................    26,799,992         16,078,222
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............            --           (233,463)
                                            ------------       ------------
 Decrease in net assets from distributions
 to shareholders..........................            --           (233,463)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................    97,701,812        133,494,697
 Net asset value of shares issued upon
  reinvestment of distributions...........            --            233,463
 Payments for shares redeemed.............   (11,858,305)       (13,173,524)
                                            ------------       ------------
 Net increase in net assets from fund
 share transactions.......................    85,843,507        120,554,636
                                            ------------       ------------
Net change in net assets..................   112,643,499        136,399,395
NET ASSETS:
Beginning of period.......................   142,363,239          5,963,844
                                            ------------       ------------
End of period.............................  $255,006,738       $142,363,239
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $    178,885       $         --
                                            ============       ============
SHARE TRANSACTIONS:
 Number of shares sold....................     6,888,229         11,095,048
 Number of shares issued upon reinvestment
  of distributions........................            --             17,449
 Number of shares redeemed................      (819,647)        (1,195,162)
                                            ------------       ------------
 Net increase.............................     6,068,582          9,917,335
                                            ============       ============

24 See Notes to Financial Statements.

                                                      INTERNATIONAL
                                             --------------------------------
                                               SIX MONTH
                                             PERIOD ENDED
                                             JUNE 30, 1999      YEAR ENDED
                                              (UNAUDITED)    DECEMBER 31, 1998
                                             -------------   -----------------
FROM OPERATIONS:
Net investment income .....................  $   144,240       $     94,747
Net realized gain on investments...........    1,553,418          1,023,371
Net change in unrealized gain or loss on
 investments...............................      351,915          1,651,337
                                             -----------       ------------
 Net increase in net assets resulting from
 operations................................    2,049,573          2,769,455
                                             -----------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income................           --            (17,927)
 From net realized gains on investments....     (345,941)          (813,619)
                                             -----------       ------------
 Decrease in net assets from distributions
 to shareholders...........................     (345,941)          (831,546)
                                             -----------       ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.................   14,214,626         11,492,897
 Net asset value of shares issued upon
  reinvestment of distributions............      373,527            814,794
 Payments for shares redeemed..............   (8,304,950)       (13,414,872)
                                             -----------       ------------
 Net increase (decrease) in net assets from
 fund share transactions...................    6,283,203         (1,107,181)
                                             -----------       ------------
Net change in net assets...................    7,986,835            830,728
NET ASSETS:
Beginning of period........................   16,242,336         15,411,608
                                             -----------       ------------
End of period..............................  $24,229,171       $ 16,242,336
                                             ===========       ============
End of period net assets includes
 undistributed net investment income.......  $   261,767       $    117,527
                                             ===========       ============
SHARE TRANSACTIONS:
 Number of shares sold.....................    1,171,323            971,299
 Number of shares issued upon reinvestment
  of distributions.........................       27,587             70,485
 Number of shares redeemed.................     (678,708)        (1,139,958)
                                             -----------       ------------
 Net increase (decrease)...................      520,202            (98,174)
                                             ===========       ============

                                           See Notes to Financial Statements. 25

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                      SMALL COMPANY
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 1999       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1998
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income.....................  $    377,374       $    579,644
Net realized gain (loss) on investments...     6,390,914         (6,877,466)
Net change in unrealized gain or loss on
 investments..............................     2,709,183          5,570,006
                                            ------------       ------------
 Net increase (decrease) in net assets
 resulting from operations................     9,477,471           (727,816)
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............       (49,889)          (544,565)
 From net realized gains on investments...            --           (230,169)
                                            ------------       ------------
 Decrease in net assets from distributions
 to shareholders..........................       (49,889)          (774,734)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................    30,821,247        109,090,666
 Net asset value of shares issued upon
  reinvestment of distributions...........        49,889            774,734
 Payments for shares redeemed.............   (26,337,949)       (26,641,691)
                                            ------------       ------------
 Net increase in net assets from fund
 share transactions.......................     4,533,187         83,223,709
                                            ------------       ------------
Net change in net assets..................    13,960,769         81,721,159
NET ASSETS:
Beginning of period.......................    99,822,974         18,101,815
                                            ------------       ------------
End of period.............................  $113,783,743       $ 99,822,974
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $    377,137       $     49,652
                                            ============       ============
SHARE TRANSACTIONS:
 Number of shares sold....................     2,405,987          8,539,090
 Number of shares issued upon reinvestment
  of distributions........................         3,660             60,652
 Number of shares redeemed................    (2,065,231)        (2,210,865)
                                            ------------       ------------
 Net increase.............................       344,416          6,388,877
                                            ============       ============

26 See Notes to Financial Statements.

                                                    VALUE OPPORTUNITY
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 1999       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1998
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income.....................  $    278,760       $    437,647
Net realized gain (loss) on investments...     4,694,418         (2,499,205)
Net change in unrealized gain or loss on
 investments..............................     2,608,134         11,291,482
                                            ------------       ------------
 Net increase in net assets resulting from
 operations...............................     7,581,312          9,229,924
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............        (7,523)          (387,014)
 From net realized gains on investments...            --           (339,496)
                                            ------------       ------------
 Decrease in net assets from distributions
 to shareholders..........................        (7,523)          (726,510)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................     8,030,336         67,879,273
 Net asset value of shares issued upon
  reinvestment of distributions...........         7,522            726,510
 Payments for shares redeemed.............   (11,570,579)       (10,147,268)
                                            ------------       ------------
 Net increase (decrease) in net assets
 from fund share transactions.............    (3,532,721)        58,458,515
                                            ------------       ------------
Net change in net assets..................     4,041,068         66,961,929
NET ASSETS:
Beginning of period.......................    76,108,706          9,146,777
                                            ------------       ------------
End of period.............................  $ 80,149,774       $ 76,108,706
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $    278,631       $      7,394
                                            ============       ============
SHARE TRANSACTIONS:
 Number of shares sold....................       542,560          5,269,016
 Number of shares issued upon reinvestment
  of distributions........................           491             53,123
 Number of shares redeemed................      (790,661)          (806,672)
                                            ------------       ------------
 Net increase (decrease)..................      (247,610)         4,515,467
                                            ============       ============

                                       See Notes to Financial Statements.    27

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

1. ORGANIZATION

Aetna Variable Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Fund to offer separate portfolios, each of which has its own investment objective, policies and restrictions.

The Fund currently offers ten portfolios. This report covers four diversified portfolios: Aetna Growth VP, Aetna International VP, Aetna Small Company VP and Aetna Value Opportunity VP (Portfolios).

The following is each Portfolio's investment objective:

   AETNA GROWTH VP (Growth) seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

   AETNA INTERNATIONAL VP (International) seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the U.S. International will not target any given level of current income.

   AETNA SMALL COMPANY VP (Small Company) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

   AETNA VALUE OPPORTUNITY VP (Value Opportunity) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

Shares of each Portfolio are currently owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. All shares are currently held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to each Portfolio. Bradley, Foster & Sargent, Inc. (Bradley) serves as the subadviser to Value Opportunity. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both indirect wholly-owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

A. VALUATION OF INVESTMENTS

Investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchanges at the end of each day of each applicable foreign market. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios invest in financial futures contracts as a hedge against existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. Each Portfolio may invest up to 15% of its total assets in illiquid securities. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. FEDERAL INCOME TAXES

Each Portfolio has met the requirements to be taxed as a regulated investment company for the year ended December 31, 1998 and intends to meet the requirements for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Futhermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
E. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and certain losses deferred due to transactions characterized as "wash sales" by federal tax regulations. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

F. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEES

Each Portfolio pays Aeltus a monthly fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees, as of June 30, 1999:

                           ADVISORY FEE
                           ------------
Growth                       0.60%
International                0.85%
Small Company                0.75%
Value Opportunity            0.60%

Aeltus and the Fund, on behalf of Value Opportunity, have entered into an agreement with Bradley appointing Bradley as subadviser of Value Opportunity. As subadviser, Bradley supervises the investment and reinvestment of equity securities. The Subadvisory Agreement provides that Aeltus will pay Bradley a subadvisory fee at an annual rate of 0.15% of Value Opportunity's average daily net assets on the first $250 million and 0.10% of Value Opportunity's average daily net assets above $250 million. For the period January 1, 1999 through June 30, 1999, Aeltus paid Bradley $55,793.

Aeltus has entered into a consulting agreement with Bradley for Value Opportunity and Aetna Value Opportunity Fund, a portfolio of Aetna Series Fund, Inc., under which Bradley will provide assistance with shareholder communications, contribute to marketing efforts and other non-investment advisory services for the Value Opportunity funds in exchange for payment from the investment adviser. For the period January 1, 1999 through June 30, 1999, Aeltus paid Bradley $78,000.

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate is 0.075% on the first $5 billion in Portfolio assets and 0.050% on all Portfolio assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.425% of the Portfolios' average daily net assets. For the period January 1, 1999 through June 30, 1999, Aeltus paid ALIAC $646,915.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Portfolio's yield and total return.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 1999 were:

                           COST OF PURCHASES       PROCEEDS FROM SALES
                           -----------------       -------------------
Growth                       $234,273,737             $134,579,359
International                  20,458,049               15,708,585
Small Company                 112,424,995              105,001,471
Value Opportunity              52,393,380               47,122,838

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of June 30, 1999, International had the following open forward foreign currency exchange contracts that obligate the Portfolio to deliver currencies at specified future dates. The net unrealized gain of $13,188 on these contracts, is included in the accompanying financial statements. The terms of the open contracts are as follows:

INTERNATIONAL
 EXCHANGE   CURRENCY TO    U.S. $ VALUE   CURRENCY TO    U.S. $ VALUE    UNREALIZED
   DATE     BE DELIVERED  JUNE 30, 1999   BE RECEIVED   JUNE 30, 1999    GAIN (LOSS)
   ----     ------------  -------------   -----------   -------------    -----------

CONTRACTS TO SELL
-----------------
7/19/99       175,135        $180,867       189,803        $189,803       $8,936
                Euro                      U.S. Dollar

-------------------------------------------------------------------------------------
7/19/99        4,000          4,131          4,343          4,343           212
                Euro                      U.S. Dollar
-------------------------------------------------------------------------------------
8/25/99        47,119         48,799         48,695         48,695         (104)
                Euro                      U.S. Dollar
-------------------------------------------------------------------------------------
5/18/00      1,460,000       186,433        186,116        186,116         (317)
          Hong Kong Dollar                U.S. Dollar
-------------------------------------------------------------------------------------
7/27/99      39,790,000      330,092        336,861        336,861         6,769
            Japanese Yen                  U.S. Dollar
-------------------------------------------------------------------------------------
7/27/99      2,934,000        24,340         24,942         24,942          602
            Japanese Yen                  U.S. Dollar
-------------------------------------------------------------------------------------
7/27/99      9,100,000        75,492         75,827         75,827          335
            Japanese Yen                  U.S. Dollar
-------------------------------------------------------------------------------------
7/27/99      8,210,000        68,109         68,065         68,065         (44)
            Japanese Yen                  U.S. Dollar
-------------------------------------------------------------------------------------
8/26/99      50,900,000      424,166        416,190        416,190        (7,976)
            Japanese Yen                  U.S. Dollar
-------------------------------------------------------------------------------------
9/17/99      98,813,000      826,285        831,060        831,060         4,775
            Japanese Yen                  U.S. Dollar
-------------------------------------------------------------------------------------
                                                                          $13,188
                                                                        =============

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

7. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Internal Revenue Code, the following capital loss carryforwards have been incurred at June 30, 1999:

                                 CAPITAL LOSS
                                 CARRYFORWARD      EXPIRATION DATE
                                 ------------      ---------------
Growth                            $5,846,950            2006
Small Company                      5,927,829            2006
Value Opportunity                  2,312,434            2006

These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of each Portfolio to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

CAPITAL APPRECIATION PORTFOLIOS
ADDITIONAL INFORMATION
JUNE 30, 1999 (UNAUDITED)

YEAR 2000

The Portfolios receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory information that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS
GROWTH

Selected data for a fund share outstanding throughout each period:

                                                                        PERIOD FROM
                          SIX MONTH                                  DECEMBER 13, 1996
                        PERIOD ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                        JUNE 30, 1999  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                         (UNAUDITED)       1998          1997       TO DECEMBER 31, 1996
                        -------------  ------------  ------------   --------------------

Net asset value,
 beginning of period .  $  13.53        $   9.85       $ 10.15           $10.00
                        --------        --------       -------           ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.01            0.03          0.04+            0.01+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      1.83            3.68          3.27             0.15
                        --------        --------       -------           ------
   Total from
    investment
    operations........      1.84            3.71          3.31             0.16
                        --------        --------       -------           ------
LESS DISTRIBUTIONS:
 From net investment
 income...............        --           (0.03)        (0.03)           (0.01)
 From net realized
 gains on investments         --              --         (3.58)              --
                        --------        --------       -------           ------
   Total distributions        --           (0.03)        (3.61)           (0.01)
                        --------        --------       -------           ------
Net asset value, end
 of period ...........  $  15.37        $  13.53       $  9.85           $10.15
                        ========        ========       =======           ======

Total return* ........     13.60%          37.68%        33.01%            1.57%
Net assets, end of
 period (000's) ......  $255,007        $142,363       $ 5,964           $5,175
Ratio of net expenses
 to average net assets      0.71%(1)        0.75%         0.75%            0.67%(1)
Ratio of net
 investment income to
 average net assets ..      0.18%(1)        0.40%         0.29%            1.99%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      0.71%(1)          --            --               --
Portfolio turnover
 rate.................     68.78%         152.99%       207.41%            1.97%

(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

34 See Notes to Financial Statements.

INTERNATIONAL
Selected data for a fund share outstanding throughout each period:

                                                              PERIOD FROM
                              SIX MONTH                    DECEMBER 22, 1997
                            PERIOD ENDED    YEAR ENDED      (COMMENCEMENT OF
                            JUNE 30, 1999  DECEMBER 31,       OPERATIONS)
                             (UNAUDITED)       1998       TO DECEMBER 31, 1997
                            -------------  ------------   --------------------

Net asset value, beginning
 of period ...............   $ 11.59         $ 10.27          $ 10.00
                             -------         -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ...      0.09            0.07               --
 Net realized and change
 in unrealized gain or
 loss on investments .....      1.12            1.87             0.27
                             -------         -------          -------
   Total from investment
    operations............      1.21            1.94             0.27
                             -------         -------          -------
LESS DISTRIBUTIONS:
 From net investment
 income...................        --           (0.01)              --
 From net realized gains
 on investments ..........     (0.19)          (0.61)              --
                             -------         -------          -------
   Total distributions ...     (0.19)          (0.62)              --
                             -------         -------          -------
Net asset value, end of
 period...................   $ 12.61         $ 11.59          $ 10.27
                             =======         =======          =======

Total return* ............     10.35%          18.92%            2.74%
Net assets, end of period
 (000's)..................   $24,229         $16,242          $15,412
Ratio of net expenses to
 average net assets ......      1.12%(1)        1.15%            1.15% (1)
Ratio of net investment
 income to average net
 assets...................      1.44%(1)        0.55%           (0.98)%(1)
Ratio of expenses before
 reimbursement and waiver
 to
 average net assets ......      1.76%(1)        1.77%              --
Portfolio turnover rate ..     78.77%         158.02%            0.71%

(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

                                           See Notes to Financial Statements. 35

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
SMALL COMPANY

Selected data for a fund share outstanding throughout each period:

                                                                        PERIOD FROM
                          SIX MONTH                                  DECEMBER 27, 1996
                        PERIOD ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                        JUNE 30, 1999  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                         (UNAUDITED)       1998          1997       TO DECEMBER 31, 1996
                        -------------  ------------  ------------   --------------------

Net asset value,
 beginning of period .  $  12.79         $ 12.77       $ 10.11           $10.00
                        --------         -------       -------           ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.05            0.07          0.04+            0.01+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      1.13            0.07          3.44             0.11
                        --------         -------       -------           ------
   Total from
    investment
    operations........      1.18            0.14          3.48             0.12
                        --------         -------       -------           ------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.01)          (0.08)        (0.03)           (0.01)
 From net realized
 gains on investments         --           (0.04)        (0.79)              --
                        --------         -------       -------           ------
   Total distributions     (0.01)          (0.12)        (0.82)           (0.01)
                        --------         -------       -------           ------
Net asset value, end
 of period ...........  $  13.96         $ 12.79       $ 12.77           $10.11
                        ========         =======       =======           ======

Total return* ........      9.20%           1.10%        34.49%            1.23%
Net assets, end of
 period (000's) ......  $113,784         $99,823       $18,102           $5,158
Ratio of net expenses
 to average net assets      0.88%(1)        0.89%         0.90%            0.55%(1)
Ratio of net
 investment income to
 average net assets ..      0.77%(1)        0.93%         0.78%            5.96%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      0.88%(1)          --            --               --
Portfolio turnover
 rate.................    129.58%         185.29%       180.25%              --

(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

36 See Notes to Financial Statements.

VALUE OPPORTUNITY
Selected data for a fund share outstanding throughout each period:

                                                                        PERIOD FROM
                          SIX MONTH                                  DECEMBER 13, 1996
                        PERIOD ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                        JUNE 30, 1999  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                         (UNAUDITED)       1998          1997       TO DECEMBER 31, 1996
                        -------------  ------------  ------------   --------------------

Net asset value,
 beginning of period .   $ 14.41         $ 11.92       $ 10.20           $10.00
                         -------         -------       -------           ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.05            0.09          0.11+            0.02+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      1.46            2.56          3.90             0.20
                         -------         -------       -------           ------
   Total from
    investment
    operations........      1.51            2.65          4.01             0.22
                         -------         -------       -------           ------
LESS DISTRIBUTIONS:
 From net investment
 income...............        --           (0.08)        (0.10)           (0.02)
 From net realized
 gains on investments         --           (0.08)        (2.19)              --
                         -------         -------       -------           ------
   Total distributions        --           (0.16)        (2.29)           (0.02)
                         -------         -------       -------           ------
Net asset value, end
 of period ...........   $ 15.92         $ 14.41       $ 11.92           $10.20
                         =======         =======       =======           ======

Total return* ........     10.49%          22.39%        39.36%            2.15%
Net assets, end of
 period (000's) ......   $80,150         $76,109       $ 9,147           $5,202
Ratio of net expenses
 to average net assets      0.74%(1)        0.74%         0.75%            0.67%(1)
Ratio of net
 investment income to
 average net assets ..      0.76%(1)        0.93%         1.06%            2.73%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      0.74%(1)          --            --               --
Portfolio turnover
 rate.................     67.65%         125.72%       187.84%              --

(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        37

                            AETNA BALANCED VP, INC.
                               Growth of $10,000

Balanced Fund VP, Inc.        Apr-89  Dec-89  Dec-90  Dec-91  Dec-92  Dec-93   Dec-94   Dec-95   Dec-96   Dec-97   Dec-98   Jun-99
Aetna Balanced Fund VP, Inc.  10,000  10,730  11,339  13,429  14,289  15,699   15,627   19,882   22,898   28,046   32,798   34,929
Lehman Brothers Aggregate
  Bond Index                  10,000  11,325  12,340  14,314  15,373  16,872   16,380   19,405   20,109   22,051   23,965   23,635
S&P 500 Index                 10,000  12,297  11,915  15,545  16,729  18,416   18,659   25,671   31,562   42,092   54,120   60,821
60% S&P 500 500/40%
  Lehman Brothers A           10,000  11,913  12,129  15,133  16,281  17,908   17,849   23,143   26,607   32,940   40,065   42,772

    Average Annual Total Returns
 for the period ended June 30, 1999*
---------------------------------------
  1 Year       5 Years      10 Years
---------------------------------------
   12.48%      18.20%        13.13%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            AETNA BALANCED VP, INC.

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Balanced VP, Inc. (Balanced) generated a 6.51% total return, net of fund expenses, for the six month period ended June 30, 1999. For the same period the benchmark, Standard & Poor's (S&P) 500 Index(a) returned 12.38%, while the composite index, 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(b), returned 6.76%.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

On the last day of June, the Federal Reserve (the "Fed") raised the Fed funds rate - the interest rate charged on overnight loans between banks - by 0.25%. That action says a lot about how economic conditions had developed during the first half of the year. Earlier in the year, with 1998's financial panic and fears of global meltdown fresh in memory, prevailing views on economic growth and the outlook for corporate earnings were still quite cautious. It soon became apparent that U.S. domestic demand was booming and the worst fears about the impact of last year's financial crisis on this year's economic picture were not being borne out.

The mood shift was reflected in a recovery in the relative performance of cyclical stocks, as analysts' expectations for their forward earnings were increased sharply. Small-capitalization stocks - which had fallen from grace in the market's enthusiasm for "trophy stocks," a relative handful of globally recognizable names - made-up some of what had been a historic performance gap relative to large-caps. Market breadth widened as "value" themes and small-cap ideas regained respectability with investors, within the context of what appeared to be a much more successful global economy than had been priced in earlier.

38 See Definition of Terms.

Within the U.S. equity market, the rank order of market performance by broad indexes during the second quarter shows the Russell 2000, Value Line, Amex, and Dow Jones Industrials with a clear lead over the NASDAQ, NYSE Composites, and the S&P 500. The previously out-of-favor deep cyclicals - such as non-ferrous metals, machinery, forest products, and commodity chemicals - were among the best-performing industry groups. At the same time, earlier stalwarts such as technology and pharmaceuticals turned in more-modest results. Investors' widening horizons were best expressed in the performance of overseas markets:
China, Indonesia, Malaysia, Russia, Korea, Thailand, Venezuela, Hong Kong, Argentina, Mexico - the list of the world's leading equity market performances during the second quarter - reads almost country-for-country like the list of casualties during the turbulence of 1997-98. Each of these national markets outperformed the best of the broad U.S. market indices during the quarter. Even Japan, the habitual wet blanket of global growth, reported an eye-popping (though suspect) economic bounce and solidly respectable equity-market returns.

The deflationary fears that still lingered at the opening of the second quarter had dispersed well before the Fed, in its new transparent operating style, had begun to prepare the markets for a reversal in policy. The Fed adopted and announced, at the May meeting of its Federal Open Market Committee, a "bias" toward raising its target rate for the cost of overnight bank reserves. Fixed-income markets had already sensed which way the economy was going and had anticipated that monetary policy would follow. Yield curves steepened as the more buoyant economic outlook cast a pall over the prospects for bond market returns. The issue under debate as the third quarter opens is whether the freshening of global growth, which so affected market results during the spring quarter, will continue to dominate investor sentiment and policymakers' concerns. If so, we can expect a continuing improvement in earnings estimates and an ongoing anxiety about an adverse shift in inflation and interest-rate trends. If not, there may be a return to the same sort of high-quality, reliable growth themes that provided investors with a sense of comfort last year.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Equities
--------

The equity portion of this portfolio is run in the "enhanced index" style, which slightly underperformed the S&P 500 during the first half of the year. The quantitative model used to rank the stocks in the S&P 500 did not perform well in the first half of the year. The principal reason for this was the emphatic rotation to deep "value" stocks that occurred in April and extended into May. Quantitative models in general tend to have difficulty at inflection points, and the model's behavior proved to be no exception. The strong performance of cyclical stocks in April signaled a reversal in the market that was confirmed by the Fed's rate hike at the end of June. The model's effectiveness has gradually improved as the new trend has become established. One of the best-performing stocks in the S&P 500 during the first half of the year was Nalco Chemical Co. (maker of process chemicals). This stock provides a good illustration of what happened to many cyclical stocks during the last six months.

 . At the beginning of the year, Nalco Chemical Co. was poorly ranked (and therefore underweight in the Portfolio) due to its declining expected earnings and poor price momentum.

 . By the end of the six-month period, its rank had improved to a middle decile
  (due to better-than-expected earnings). It is now owned at a market weight in the Portfolio.

 . It is interesting to note that the actual earnings of many industrial cyclicals are still declining; but because of the stronger world economy, the market is pricing the stocks with an expectation for better earnings ahead.

The worst performing stock in the S&P 500 over this period was McKesson HBOC, Inc. McKesson HBOC, Inc. started the year poorly ranked. By the end of the quarter, it was no longer owned in the Portfolio. Among the best-performing S&P 500 industry groups were the basic materials and other deep cyclical industries. As mentioned earlier, we were underweight many of these industries in April because of their weak business fundamentals, but the prospect of an improving world economy sent these stocks soaring. As expected earnings of some issues in these industries improved, the weighting of these industries in the Portfolio has risen.

Fixed Income
------------

With continued strength evident in the economy, higher-risk asset classes continued to reverse some of the damage they suffered in the third quarter of 1998. For example, emerging-market debt and high-yield securities were the best performers in the fixed-income arena during the first half. Mortgage-backed securities also performed well, as rising interest rates caused prepayment fears to abate. As interest rates increase, the likelihood of homeowners' refinancing their mortgages decreases. The main reasons why the fixed-income allocation outperformed its benchmark during the first six months of the year were:

                                                     See Definition of Terms. 39

 . The maintenance of a short duration posture. ("Duration" measures a bond's sensitivity to increases or decreases in interest rates. The longer the duration, the more a bond - or a bond portfolio - will be affected by rate changes.)

 . Overweighting in the high yield sector, specifically telecommunications issuers.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Equities
--------

For four straight months this year, the estimate-trend variable in the stock-evaluation model has been perverse: that is, we would have had better returns by buying stocks whose expected earnings were declining rather than stocks whose expected earnings were rising. The market was placing much higher value on other characteristics (such as cyclical exposure) than on expected earnings. This has happened in the past, but normally the market will eventually turn its attention back to earnings. In June, this estimate-trend variable was once again very effective in discriminating between good stocks and bad stocks. That is, in general, stocks with rising expected earnings went up in price, while stocks with falling expected earnings went down. This might be a signal that the most violent portion of the transition from a market priced for slow economic growth to a market priced for faster economic growth is over.

Fixed Income
------------

We expect to favor lower-risk asset classes, such as Treasuries and higher-quality corporate bonds. Uncertainty still exists as to the ultimate degree of Fed tightening, and any protracted tightening would be negative for
the credit markets.   While this defensive posture will result in giving-up a
slight amount of yield, we believe the risk/return tradeoff - combined with current market levels - makes this an attractive posture.

LARGE CAP PORTFOLIO SECTOR BREAKDOWN:

                                     % OF EQUITY   % OF S&P    OVER/(UNDER)
SECTOR                                  STOCKS        500        WEIGHTING
Basic Materials                          3.7%         3.3%           0.4%
Commercial Services                      3.7%         1.7%           2.0%
Consumer Discretionary                  14.8%        12.2%           2.6%
Consumer Non-Discretionary               4.1%         7.7%         (3.6)%
Energy                                   6.1%         6.6%         (0.5)%
Finance                                 16.2%        15.8%           0.4%
Healthcare                               8.9%        11.1%         (2.2)%
Manufacturing                           11.6%        10.0%           1.6%
Technology                              18.5%        21.1%         (2.6)%
Utilities                               12.4%        10.5%           1.9%

                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
Microsoft Corp.                           2.2%
General Electric Co.                      1.5%
International Business Machines Corp.     1.4%
Wal-Mart Stores, Inc.                     1.3%
Lucent Technologies, Inc.                 1.2%
Citigroup Inc.                            0.9%
Cisco Systems, Inc.                       0.9%
MCI Worldcom, Inc.                        0.8%
Intel Corp.                               0.8%
Exxon Corp.                               0.8%

40 See Definition of Terms.

                                                            % OF NET
TOP FIVE INCOME HOLDINGS                                     ASSETS
U.S. Treasury Note, 6.50%, 08/15/05                           2.5%
Government National Mortgage Association, 8.00%, 12/15/23     2.4%
Government National Mortgage Association, 7.50%, 12/15/23     1.8%
Federal National Mortgage Association, 6.50%, 12/01/28        1.6%
Government National Mortgage Association, 6.50%, 05/15/28     1.4%

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

                                                     See Definition of Terms. 41

                           AETNA GROWTH AND INCOME VP
                               Growth of $10,000

Growth and Income VP          Jan-89  Dec-89  Dec-90  Dec-91  Dec-92  Dec-93   Dec-94   Dec-95   Dec-96   Dec-97   Dec-98   Jun-99
Aetna Growth and Income VP    10,000  12,907  13,334  16,854  17,984  19,196   19,002   25,130   31,277   40,626   46,512   51,142
S&P 500 Index                 10,000  13,169  12,759  16,647  17,916  19,722   19,982   27,491   33,800   45,077   57,958   65,134

    Average Annual Total Returns
 for the period ended June 30, 1999*

---------------------------------------
  1 Year       5 Years     10 Years
---------------------------------------
   11.67%       22.49%       16.12%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           AETNA GROWTH AND INCOME VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Growth and Income VP (Growth and Income) generated a 9.96% total return, net of fund expenses, for the six month period ended June 30, 1999. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 12.38% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The market's mood shifted quite dramatically from the beginning of 1999 to the middle of the year. Earlier, with the fear of a global economic slowdown very much the center of attention, the stocks in favor tended to be dominant growth stocks, which could continue to make earnings gains despite a slow-growth economy. Beginning in April, the focus shifted to fear of too-strong economic growth and potential for the Federal Reserve to adopt a tightening bias, or tendency to increase interest rates as the global economy showed signs of warming. Suddenly, economically sensitive value-oriented stocks gained favor, along with relatively inexpensive mid-cap and small-cap stocks. The lofty P/E's (price/earnings ratio) of the favored large-cap growth stocks made them look vulnerable in the face of increased interest rates.

ASSET CLASS                      BENCHMARK INDEX             INDEX RETURN
Large Company Stocks             S&P 500 (a)                    12.38%
Mid Company Stocks               S&P MidCap 400 (c)              6.87%
Small Company Stocks             Russell 2000 (d)                9.28%
International Stocks             MSCI EAFE (e)                   4.11%
Real Estate Stocks               NAREIT Equity (f)               4.78%
Domestic Bonds                   Salomon Broad (g)              -1.38%
Cash Equivalents                 U.S. 90 Day T-Bill (h)          2.24%

42 See Definition of Terms.

                            % OF
ASSET ALLOCATION:        INVESTMENT    NOTIONAL VALUE*          ECONOMIC EXPOSURE*
ASSET CLASS               06/30/99  OF FUTURES  OF OPTIONS      06/30/99  12/31/98
Large Cap Stocks            80.5%      1.5%         --            82.0%     78.4%
Mid Cap Stocks               2.1%       --        (0.4)%           1.7%      2.7%
Small Cap Stocks             2.3%      0.1%       (1.6)%           0.8%      2.3%
International Stocks         5.4%       --          --             5.4%      4.2%
International Bonds          0.1%       --          --             0.1%      0.1%
Real Estate Stocks           3.2%       --          --             3.2%      4.4%
Convertible Securities       1.1%       --          --             1.1%      1.0%
Special Situations**         2.3%      0.3%         --             2.6%      2.5%
Cash Equivalents             3.0%     (1.9)%        2.0%           3.1%      4.4%
                         ---------------------------------------------------------
                           100.0%       --          --           100.0%    100.0%
                         =========================================================

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Fund's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

** The special situations category was created to take advantage of investment opportunities which are "special" in the sense that they do not fit well into our normal valuation and modeling framework. The largest category within this group is initial public offerings, but other categories include spin-offs, newly created securities and stocks of companies which derive their value from something other than current assets, earnings and dividends.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Our approach has been to position the Portfolio defensively by favoring good relative value and very broad diversification. This strategy performed poorly early in the year, when a few large cap growth stocks dominated the market, but worked quite well later when sentiment shifted back towards relative value. For the full six month period, the Portfolio's performance trailed the S&P 500 Index, which, fueled by the advances of large-cap stocks early in the period, far outpaced other equity asset classes. For example, for the six months ended June 30, 1999, the S&P 500 returned 12.38%, while the S&P MidCap 400 returned only 6.87%, and the S&P SmallCap 600(i) return was a relatively paltry 5.03%.

Of course, industry and individual stock positions also help explain performance over the past six months. For example, the Portfolio's overweight position in consumer discretionary stocks had a negative impact on its performance relative to the S&P 500. In particular, rising mortgage rates caused many of the homebuilding stocks owned in the Portfolio to underperform despite their very cheap prices.

Although we were more-or-less market weight in technology stocks over the past six months, the technology stocks that we owned were often not those most in favor. Our valuation disciplines tend to orient us toward stocks with earnings, for example, but for much of the past six months, internet stocks soared upwards despite often having little or no earnings nor near-term prospects for earnings.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We still believe that many of the large cap growth stocks, which dominate the S&P 500, are quite richly priced relative to most other equities. Nonetheless, we significantly decreased our allocation to small-cap stocks during the past six months. This move was influenced by two factors:

 . First, the unusual divergence of return between large and small-cap stocks has increased the risk of being overweight in small-cap stocks.

 . Second, current market conditions seem likely to continue to favor large-cap stocks over small-caps. For example, credit spreads (the yield difference between corporate and U.S. Treasury bonds) are unusually wide. Our research has shown that during periods when credit spreads are wide, investors are nervous, and they tend to prefer larger-cap stocks to smaller-cap stocks. In addition, when market leadership within the S&P 500 is narrow (with a few stocks garnering most of the price appreciation), the trend tends to persist for some time.

We will be watching for a change in market conditions as a signal to take advantage of the attractive valuation in smaller-cap stocks.

                                                     See Definition of Terms. 43

Value-oriented stocks have rarely been as cheap relative to growth-oriented stocks as they are today. In addition, the economic and market environment appears favorable for value stocks. Economic growth is strong, and expectations for corporate earnings have rarely risen as quickly as they have over the past several months in reaction to stronger-than-expected first-quarter earnings and rising expectations regarding second-quarter earnings. ("Value" companies are what investors see as good buys; their stock price looks cheap in relation to earnings and assets. "Growth" companies have rapidly growing earnings and profits and are expected to increase them into the future.) We are especially emphasizing value at this time, although we find that through careful stock selection we can still maintain a portfolio which has a higher average rate of earnings growth than the S&P 500.

In general, the U.S. equity market looks overpriced to us. Relative to bond yields, the consensus forward earnings yield on the S&P 500 has not been this low since the summer of 1987. (Earnings yield is earnings divided by price, so a low earnings yield means that prices are high relative to earnings.) In addition, two short-term tactical indicators adding to our concern about the equity market are: 1) interest rates, which appear likely to continue to increase; and 2) investor sentiment, which is unusually bullish.

In response to the high valuation of the S&P 500, we have increased the Portfolio's cash holdings modestly -- to roughly 8%-10%.

LARGE CAP PORTFOLIO SECTOR BREAKDOWN:

                                      % OF
                                     COMMON   % OF S&P     OVER/(UNDER)
SECTOR                               STOCKS      500        WEIGHTING
Basic Materials                        2.4%      3.3%         (0.9)%
Commercial Services                    2.0%      1.7%           0.3%
Consumer Discretionary                20.8%     12.2%           8.6%
Consumer Non-Discretionary             2.2%      7.7%         (5.5)%
Energy                                 6.2%      6.6%         (0.4)%
Finance                               14.7%     15.8%         (1.1)%
Healthcare                            10.6%     11.1%         (0.5)%
Manufacturing                         12.1%     10.0%           2.1%
Technology                            19.9%     21.1%         (1.2)%
Utilities                              9.1%     10.5%         (1.4)%

                                 % OF NET
TOP TEN EQUITY HOLDINGS           ASSETS
Microsoft Corp.                    3.3%
Intel Corp.                        2.6%
Bristol-Myers Squibb Co.           2.3%
Johnson & Johnson                  2.2%
Hewlett Packard Co.                2.2%
TJX Companies, Inc.                2.1%
Chase Manhattan Corp.              1.9%
Lowe's Co., Inc.                   1.7%
Ford Motor Co.                     1.6%
Citigroup Inc.                     1.6%

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

44 See Definition of Terms.

                        AETNA REAL ESTATE SECURITIES VP
                               Growth of $10,000

Real Estate VP          12/15/97  12/31/97                         12/31/98         06/30/99
Aetna Real Estate VP      10,000    10,363   10,343    9,960    9,217    9,031    8,513    9,585
NAREIT Equity REIT Index  10,000    10,236   10,188    9,720    8,698    8,444    8,037    8,848

    Average Annual Total Returns
 for the period ended June 30, 1999*
---------------------------------------
Inception Date   1 Year    Inception
---------------------------------------
   12/15/97       -3.78%     -2.72%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                        AETNA REAL ESTATE SECURITIES VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Real Estate Securities VP (Real Estate) generated a 6.12% total return, net of fund expenses, for the six month period ended June 30, 1999. The benchmark, NAREIT Equity REIT Index(f), returned 4.78% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

After disappointing returns in 1998, real estate securities have enjoyed positive returns in 1999, driven by the following factors:

 . Interest-Rate Concerns: REITs (Real Estate Investment Trusts) are generally less leveraged than in past cycles, and they have mostly fixed-rate debt on their balance sheets, which partially mitigates the traditional concern regarding interest rates and REITs. On the other hand, because REITs are often viewed as growth-and-income investments, rising interest rates could make REITs less attractive to investors seeking yield.

 . Equity-Market Volatility: During the second quarter, investors' concerns about slowing economic growth sparked a rotation in the equity markets from growth stocks to value stocks. REITs had been trading at historically large discounts to their underlying net asset value, benefited from this broadening of the market. Additionally, high-profile value investors investing in REITs helped draw attention to the sector during April.

 . U.S. Currency Strength: REITs are generally focused on the U.S., with virtually no direct impact to currency fluctuations.
                                                     See Definition of Terms. 45

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

There were several investments which made a positive contribution to the
Portfolio:

 . A large overweighting in the multifamily sector of the industry contributed positively to performance; apartment REITs - Essex Property Trust, Inc., Camden Property Trust, and Apartment Investment & Management Co. in particular
  - helped performance during the period.

 . Increasing the Portfolio's exposure to office REITs, from neutral to overweight, made a positive contribution.

 . Larger-capitalization REIT stocks (those with market capitalization greater than $1.5 billion) led the April recovery in the sector and enhanced portfolio performance.

At the same time, there were several investments that had a negative influence:

 . Although the Portfolio decreased its exposure to hotels, its exposure to the sector was a drag on relative performance. An underweight exposure to Host Marriott Corp., which elected REIT status beginning in 1999, contributed to this effect.

 . Exposure to the health-care sector, which faces uncertainty due to potential government reimbursement cutbacks to nursing-home operators, was a modest drag on performance during the period.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Given expectations of a stable national economy, most property types are expected to operate under equilibrium conditions over the next 18 months with moderate levels of new construction accompanied by healthy demand for space. The outlook for real estate stocks appears favorable, though the exceptional performance enjoyed early in the real estate recovery phase of the REIT cycle is not likely to be repeated. Given the dramatic correction during 1998 and current valuations averaging 6% below NAV, we believe REITs should provide attractive total returns on a risk-adjusted basis. We believe the average 7% current dividend yield plus earnings growth of 4% to 7% per share should provide positive total returns. As real estate continues to operate in an equilibrium environment with limited property-acquisition opportunities, we favor companies with strong balance sheets, ample financial flexibility, strong internal growth potential, development expertise, and ancillary sources of revenue.

The Portfolio invests in real estate investment securities that involve certain risks including management skills, changes in general or regional economy, changes in property value and refinancing.

                                           % OF NET
TOP TEN EQUITY HOLDINGS                     ASSETS
Equity Office Properties Trust               5.5%
PS Business Parks, Inc.                      4.7%
Camden Property Trust                        4.6%
Apartment Investment & Management Co.        4.5%
Equity Residential Properties Trust          4.5%
Essex Property Trust, Inc.                   4.2%
CBL & Associates Properties, Inc.            4.1%
Health Care REIT, Inc.                       3.7%
Kimco Realty Corp.                           3.4%
Post Properties, Inc.                        3.3%

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

46 See Definition of Terms.

DEFINITION OF TERMS

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(b) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(c) The Standard & Poor's (S&P) MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(d) The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.

(e) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.

(f) The NAREIT Equity REIT Index is a market weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System as reported by Frank Russell Company.

(g) Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.

(h) Three-month Treasury bills are backed by full faith and credit of the U.S. Government, short-term investments are equivalent to cash because their maturity is only three months.

(i) The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

These are unmanaged indices and are not available for individual investment.

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
BALANCED

                                  NUMBER OF SHARES           MARKET
                                                              VALUE
                                  ------------------     -----------------
COMMON STOCKS ( 58.2% )
AIR TRANSPORT ( 0.5% )
Airborne Freight Corp. .........          16,200             $   448,538
America West Holdings Corp. + ..         272,800               5,149,100
AMR Corp. + ....................           6,700                 457,275
Delta Air Lines, Inc. ..........          11,600                 668,450
FDX Corp. Holding Co. + ........          28,640               1,553,720
Midwest Express Holdings, Inc. +          26,950                 916,300
Southwest Airlines Co. .........          31,425                 978,103
US Airways Group, Inc. + .......           3,200                 139,400
                                                         -----------------
                                                              10,310,886
                                                         -----------------
ALUMINUM ( 0.1% )
Alcoa Inc. .....................          29,400               1,819,125
Reynolds Metals Co. ............           7,600                 448,400
                                                         -----------------
                                                               2,267,525
                                                         -----------------
AUTO PARTS AND HARDWARE ( 0.2% )
Black & Decker Corp. ...........           4,900                 309,312
Cooper Tire & Rubber Co. .......           8,200                 193,725
Genuine Parts Co. ..............          18,700                 654,500
Goodyear Tire & Rubber Co. (The)          15,200                 893,950
Snap-On, Inc. ..................           8,500                 307,594
Standard Motor Products, Inc. ..          24,500                 600,250
Stanley Works (The) ............           8,900                 286,469
Wynn's International, Inc. .....          30,875                 569,258
                                                         -----------------
                                                               3,815,058
                                                         -----------------
AUTOMOTIVE ( 0.9% )
Dana Corp. .....................          20,882                 961,877
Delphi Automotive Systems Corp.           53,888               1,000,287
Eaton Corp. ....................           6,700                 616,400
Ford Motor Co. .................         138,900               7,839,169
General Motors Corp. + .........          77,100               5,088,600
Johnson Controls, Inc. .........           8,700                 603,019
Monaco Coach Corp. + ...........          37,650               1,593,066
TRW, Inc. ......................          12,500                 685,937
                                                         -----------------
                                                              18,388,355
                                                         -----------------
BANKS AND THRIFTS ( 3.9% )
AmSouth Bancorporation .........          17,250                 399,984
Bank of America Corp. ..........         179,206              13,138,040
Bank of New York Co., Inc. .....          63,700               2,336,994
Bank One Corp. .................          93,600               5,575,050
BankBoston Corp. ...............          22,800               1,165,650
BB&T Corp. .....................          27,600               1,012,575
Chase Manhattan Corp. ..........          92,800               8,038,800
Citizens Banking Corp. .........          92,400               2,777,775
Comerica, Inc. .................          13,250                 787,547
Fifth Third Bancorp ............          21,400               1,424,437
First Republic Bank + ..........          19,800                 572,963
Firstar Corp. ..................          78,400               2,195,200
FirstFed Financial Corp. + .....          49,600                 954,800
Fleet Financial Group,  Inc. ...          67,600               2,999,750
Flushing Financial Corp. .......          43,850                 674,194

                                  NUMBER OF SHARES           MARKET
                                                              VALUE
                                  ------------------     -----------------

BANKS AND THRIFTS (CONTINUED)
Golden State Bancorp, Inc. .....          36,600            $    805,200
Golden West Financial Corp. ....           5,500                 539,000
Harbor Florida Bancshares, Inc.          254,400               3,116,400
Huntington Bancshares Inc. .....          20,570                 719,950
J.P. Morgan & Co. ..............          20,800               2,922,400
KeyCorp ........................          44,400               1,426,350
Mellon Bank Corp. ..............          43,400               1,578,675
Mercantile Bancorporation, Inc.           12,800                 731,200
National City Corp. ............          24,700               1,617,850
Northern Trust Corp. ...........          11,200               1,086,400
PNC Bank Corp. .................          24,800               1,429,100
Regions Financial Corp. ........          18,200                 699,562
Republic New York Corp. ........           3,600                 245,475
Republic Security Financial
 Corp...........................          75,300                 630,637
SouthTrust Corp. ...............          12,800                 491,200
State Street Corp. .............          14,400               1,229,400
Summit Bancorp .................          17,700                 740,081
Suntrust Banks, Inc. ...........          25,200               1,749,825
Synovus Financial Corp. ........          21,500                 427,313
U.S. Bancorp ...................          57,800               1,965,200
Union Planters Co. .............          11,000                 491,563
Wachovia Corp. .................          17,600               1,505,900
Washington Mutual, Inc. ........          50,478               1,785,659
Wells Fargo & Co. ..............         128,400               5,489,100
                                                         -----------------
                                                              77,477,199
                                                         -----------------
BIOTECH AND MEDICAL PRODUCTS ( 0.6% )
Amgen, Inc. + ..................          51,200               3,116,800
Becton, Dickinson & Co. ........          20,100                 603,000
Biomet, Inc. ...................          11,500                 457,125
Boston Scientific Corp. + ......          45,200               1,985,975
Guidant Corp. ..................          24,200               1,244,788
Medtronic, Inc. ................          23,100               1,798,912
VISX, Inc. + ...................          30,400               2,407,300
                                                         -----------------
                                                              11,613,900
                                                         -----------------
CHEMICALS ( 0.6% )
Dow Chemical Co. ...............          17,400               2,207,625
Du Pont (E.I.) de Nemours ......          89,100               6,086,644
Eastman Chemical Co. ...........           3,200                 165,600
Hercules, Inc. .................           9,200                 361,675
Monsanto Co. ...................          47,100               1,857,506
Rohm & Haas Co. ................          24,437               1,047,720
Union Carbide Corp. ............           4,500                 219,375
                                                         -----------------
                                                              11,946,145
                                                         -----------------
COMMERCIAL SERVICES ( 0.5% )
ADVO, Inc. + ...................          42,300                 877,725
Bell & Howell Co. + ............          23,300                 881,031
Copart, Inc. + .................          83,900               1,782,875
Deluxe Corp. ...................           8,600                 334,863
Interpublic Group of Co., Inc.
 (The)..........................          12,800               1,108,800
Lason, Inc. + ..................          19,400                 962,725
Mail-Well, Inc. + ..............          57,200                 925,925

48 See Notes to Portfolio of Investments.

                                  NUMBER OF SHARES           MARKET
                                                              VALUE
                                  ------------------     -----------------

COMMERCIAL SERVICES (CONTINUED)
Omnicom Group, Inc. ............          13,900         $     1,112,000
Paychex, Inc. ..................          21,300                 678,937
RCM Technologies, Inc. + .......          48,200                 638,650
RR Donnelley & Sons Co. ........          14,400                 533,700
World Color Press, Inc. + ......          20,600                 566,500
                                                         -----------------
                                                              10,403,731
                                                         -----------------
COMPUTERS ( 2.8% )
Apple Computer, Inc. + .........          19,400                 898,463
Dell Computer Corp. + ..........         196,800               7,281,600
Gateway 2000, Inc. + ...........          12,900                 761,100
Hewlett Packard Co. ............         120,300              12,090,150
International Business Machines
 Corp...........................         214,200              27,685,350
Sun Microsystems, Inc. + .......          83,900               5,778,612
Unisys Corp. + .................          31,800               1,238,212
                                                         -----------------
                                                              55,733,487
                                                         -----------------
CONGLOMERATE AND AEROSPACE ( 2.2% )
Alliant Techsystems Inc. + .....          21,100               1,825,150
Aviall, Inc. + .................          51,600                 970,725
Boeing Co. .....................          77,200               3,411,275
Crane Co. ......................           9,000                 282,938
General Dynamics Corp. .........          13,200                 904,200
General Electric Co. ...........         258,500              29,210,500
Kroll O' Gara Co. (The) + ......          43,300                 955,306
Raytheon Co. ...................          23,800               1,674,925
Textron, Inc. ..................          13,600               1,119,450
Triumph Group, Inc. + ..........          28,500                 726,750
United Technologies Corp. ......          35,000               2,509,062
                                                         -----------------
                                                              43,590,281
                                                         -----------------
CONSUMER FINANCE ( 1.3% )
Associates First Capital Corp. .          57,138               2,531,928
Avis Rent A Car, Inc. + ........          43,800               1,275,675
Capital One Financial Corp. ....          14,700                 818,606
Countrywide Credit Industries,
 Inc............................          11,100                 474,525
Doral Financial Corp. ..........          73,700               1,271,325
Federal Home Loan Mortgage Corp.          73,700               4,274,600
Federal National Mortgage
 Association....................          79,400               5,428,975
First Sierra Financial, Inc. + .         155,200               3,880,000
Household International, Inc. ..          33,600               1,591,800
MBNA Corp. .....................          60,375               1,848,984
Rollins Truck Leasing Corp. ....          85,500                 951,187
Ryder System, Inc. .............           6,600                 171,600
SLM Holding Corp. ..............          15,000                 687,188
                                                         -----------------
                                                              25,206,393
                                                         -----------------
CONSUMER PRODUCTS ( 0.9% )
Avon Products, Inc. ............          26,000               1,443,000
Clorox Co. .....................          10,100               1,078,806
Colgate-Palmolive Co. ..........          21,900               2,162,625
International Flavors &
 Fragrances, Inc. ..............           4,300                 190,813
Kimberly-Clark Corp. ...........          48,100               2,741,700
Procter & Gamble Co. ...........         101,500               9,058,875
                                                         -----------------
                                                              16,675,819
                                                         -----------------
                                  NUMBER OF SHARES           MARKET
                                                              VALUE
                                  ------------------     -----------------
CONSUMER SERVICES ( 1.0% )
Brinker International, Inc. + ..          23,000          $      625,313
Buffets, Inc. + ................          66,500                 764,750
Carnival Corp. .................          24,200               1,173,700
CEC Entertainment, Inc. + ......          29,800               1,259,050
Cendant Corp. + ................          32,000                 656,000
Darden Restaurants, Inc. .......          14,700                 320,644
Foodmaker, Inc. + ..............          47,300               1,342,137
H&R Block, Inc. ................           9,000                 450,000
Hilton Hotels Corp. ............           9,700                 137,619
IHOP Corp. + ...................          92,500               2,225,781
Marriott International, Inc. ...          12,400                 463,450
McDonald's Corp. ...............         107,400               4,436,962
O'Charleys, Inc. + .............          49,750                 796,000
Prime Hospitality Corp. + ......         281,400               3,376,800
Taco Cabana, Inc. + ............         101,100               1,029,956
Tricon Global Restaurants, Inc.
 +..............................          15,680                 848,680
Veterinary Centers of America,
 Inc. + ........................          43,800                 594,038
                                                         -----------------
                                                              20,500,880
                                                         -----------------
CONSUMER SPECIALTIES ( 0.2% )
Brunswick Corp. ................          10,200                 284,325
Hasbro, Inc. ...................          19,950                 557,353
Mattel, Inc. ...................           8,800                 232,650
Steinway Musical Instruments,
 Inc. + ........................          22,700                 601,550
THQ, Inc. + ....................          55,400               1,592,750
                                                         -----------------
                                                               3,268,628
                                                         -----------------
DATA AND IMAGING SERVICES ( 5.6% )
3Com Corp. + ...................          29,400                 784,612
Advanced Digital Information
 Corp. + .......................          72,400               2,932,200
America Online, Inc. ...........          85,900               9,491,950
American Management Systems,
 Inc. + ........................          29,500                 945,844
Automatic Data Processing, Inc.           49,800               2,191,200
BMC Software, Inc. + ...........          16,800                 907,200
Ceridian Corp. + ...............          14,600                 477,238
Cisco Systems, Inc. + ..........         261,700              16,879,650
Computer Associates
 International, Inc. ...........          41,600               2,288,000
Computer Sciences Corp. + ......          12,700                 878,681
Computer Task Group, Inc. ......          31,800                 540,600
Compuware Corp. + ..............          28,400                 903,475
Eastman Kodak Co. ..............          26,600               1,802,150
Electronic Data Systems Corp. ..          42,000               2,375,625
EMC Corp. + ....................         116,400               6,402,000
First Data Corp. ...............          37,800               1,849,837
Fundtech Ltd. + ................          68,000               1,763,750
Harbinger Corp. + ..............          76,200                 952,500
Intergraph Corp. + .............         430,800               3,338,700
JDA Software Group, Inc. + .....         137,500               1,280,469
Microsoft Corp. + ..............         487,200              43,939,350
Novell, Inc. + .................          30,700                 813,550
Oracle Corp. + .................         111,700               4,146,862
Peregrine Systems, Inc. + ......          31,600                 811,725
Pinnacle Systems, Inc. + .......          40,200               1,351,725

                                       See Notes to Portfolio of Investments. 49

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
BALANCED (continued)

                                  NUMBER OF SHARES           MARKET
                                                              VALUE
                                  ------------------     -----------------

DATA AND IMAGING SERVICES (CONTINUED)
Seagate Technology, Inc. + .....          20,700           $     530,438
                                                         -----------------
                                                             110,579,331
                                                         -----------------
DISCRETIONARY RETAIL ( 4.0% )
AutoZone, Inc. + ...............          15,900                 478,988
Central Garden & Pet Co. + .....         218,600               2,240,650
Circuit City Stores, Inc. ......          10,400                 967,200
Costco Companies, Inc. + .......          24,700               1,977,544
CSK Auto Corp. + ...............          33,600                 907,200
Dayton Hudson Co. ..............          35,900               2,333,500
Dillards, Inc. .................          11,600                 407,450
Dollar General Corp. ...........          23,000                 667,000
Dress Barn, Inc. + .............         235,400               3,766,400
Federated Department Stores,
 Inc. + ........................          20,400               1,079,925
Gap, Inc. ......................          99,375               5,006,016
Genesco Inc. + .................         147,700               2,150,881
Home Depot, Inc. ...............         165,700              10,677,294
Insight Enterprises, Inc. + ....          49,575               1,226,981
J.C. Penney Co., Inc. ..........           7,600                 369,075
Kmart Corp. + ..................          51,000                 838,313
Kohl's Corp. + .................          13,500               1,042,031
Linens 'n Things, Inc. + .......          45,300               1,981,875
Lowe's Co., Inc. ...............          40,600               2,301,512
May Department Stores Co. ......          34,800               1,422,450
Nordstrom, Inc. ................          15,800                 529,300
RARE Hospitality International,
 Inc. + ........................          37,900                 966,450
Regis Corp. ....................          40,800                 782,850
Sears, Roebuck & Co. ...........          33,400               1,488,387
Staples, Inc. + ................          48,600               1,503,562
Tandy Corp. ....................          24,200               1,182,775
The Limited, Inc. ..............          26,100               1,184,288
TJX Companies, Inc. ............          46,000               1,532,375
Toys "R" Us, Inc. + ............          11,200                 231,700
Tweeter Home Entertainment Group
 +..............................          40,300               1,581,775
Wal-Mart Stores, Inc. ..........         517,800              24,983,850
Zale Corp. + ...................          37,600               1,504,000
                                                         -----------------
                                                              79,313,597
                                                         -----------------
DIVERSIFIED FINANCIAL SERVICES ( 1.3% )
American Express Co. ...........          33,900               4,411,237
Citigroup Inc. .................         392,550              18,646,125
Providian Financial Corp. ......          14,550               1,360,425
Resource America, Inc. .........          67,900                 984,550
Transamerica Corp. .............          13,200                 990,000
                                                         -----------------
                                                              26,392,337
                                                         -----------------
DRUGS ( 4.2% )
Abbott Laboratories ............         117,700               5,355,350
Allergan, Inc. .................           7,700                 854,700
American Home Products Corp. ...          98,800               5,681,000
Baxter International, Inc. .....          26,700               1,618,687
Bristol-Myers Squibb Co. .......         200,200              14,101,587
Eli Lilly & Co. ................          89,400               6,403,275
Johnson & Johnson ..............         142,000              13,916,000

                                  NUMBER OF SHARES           MARKET
                                                              VALUE
                                  ------------------     -----------------

DRUGS (CONTINUED)
Jones Medical Industries, Inc. .          24,900           $     980,438
Medicis Pharmaceutical Corp. + .          31,300                 794,238
Merck & Co., Inc. ..............         177,100              13,105,400
Pfizer, Inc. ...................          50,200               5,509,450
Pharmacia & Upjohn, Inc. .......          45,100               2,562,244
Roberts Pharmaceutical Corp. + .          28,900                 700,825
Schering Plough ................         116,300               6,163,900
Warner Lambert Co. .............          63,500               4,405,312
                                                         -----------------
                                                              82,152,406
                                                         -----------------
ELECTRIC UTILITIES ( 1.4% )
AES Corp. + ....................          14,900                 866,062
Ameren Corp. ...................          10,600                 406,775
American Electric Power Co. ....          12,800                 480,800
Black Hills Corp. ..............          26,500                 612,813
Carolina Power & Light Co. .....          15,000                 642,188
Central & South West Corp. .....          18,500                 432,438
Central Hudson Gas & Electric
 Co.............................          31,100               1,306,200
Cinergy Corp. ..................          16,900                 540,800
Cleco Corp. ....................          21,800                 662,175
Consolidated Edison, Inc. ......          24,300               1,099,575
Constellation Energy Group .....          15,300                 453,263
Dominion Resources, Inc. .......          19,400                 840,262
DTE Energy Co. .................          21,500                 860,000
Duke Energy Corp. ..............          30,500               1,658,437
Edison International ...........          30,200                 807,850
Empire District Electric Co. ...          27,000                 703,688
Entergy Corp. ..................          20,000                 625,000
FirstEnergy Corp. ..............          15,000                 465,000
FPL Group, Inc. ................          14,500                 792,062
GPU, Inc. ......................          12,500                 527,344
Independent Energy Holdings + ..          77,700               1,058,662
Northern States Power Co. ......          15,400                 372,488
Peco Energy Co. ................          25,600               1,072,000
PG&E Corp. .....................          36,200               1,176,500
PP&L Resources, Inc. ...........          17,100                 525,825
Public Service Enterprise Group,
 Inc............................          23,100                 944,212
Reliant Energy Inc. ............          26,300                 726,538
Southern Co. ...................          59,600               1,579,400
Texas Utilities Co. ............          24,000                 990,000
Unicom Corp. ...................          18,500                 713,406
UniSource Energy Corp. + .......         302,700               3,613,481
                                                         -----------------
                                                              27,555,244
                                                         -----------------
ELECTRICAL MACHINERY AND INSTRUMENTS ( 0.4% )
Harris Corp. ...................          10,800                 423,225
Mettler-Toledo International,
 Inc. + ........................          43,000               1,066,937
PE Corp-PE Biosystems Group ....           5,100                 585,225
Pitney Bowes, Inc. .............          23,400               1,503,450
Rockwell International Corp. ...          16,200                 984,150
Xerox Corp. ....................          54,000               3,189,375
                                                         -----------------
                                                               7,752,362
                                                         -----------------

50 See Notes to Portfolio of Investments.

                                  NUMBER OF SHARES           MARKET
                                                              VALUE
                                  ------------------     -----------------
ELECTRONIC MEDIA ( 1.1% )
Ascent Entertainment Group, Inc.
 +..............................         262,300         $     3,704,987
CBS Corp. + ....................          56,400               2,449,875
Citadel Communications Corp. + .          38,000               1,375,125
Comcast Corp. ..................          62,200               2,390,813
International Speedway Corp. ...          30,300               1,439,250
Mediaone Group, Inc. + .........          45,500               3,384,062
Time Warner, Inc. ..............          89,600               6,585,600
Viacom, Inc. + .................          22,300                 981,200
                                                         -----------------
                                                              22,310,912
                                                         -----------------
FOOD AND BEVERAGE ( 1.6% )
Anheuser-Busch Co., Inc. .......          52,400               3,717,125
Archer-Daniels-Midland Co. .....          18,115                 279,650
Beringer Wine Estates Holdings,
 Inc. + ........................          15,500                 647,609
Bestfoods ......................          27,600               1,366,200
Brown-Forman Corp. + ...........           7,000                 456,313
Canandiagua Brands, Inc. + .....          19,300               1,012,044
Coca-Cola Co. ..................         127,800               7,987,500
Conagra, Inc. ..................          41,700               1,110,262
Coors (Adolph) Co. .............           5,000                 247,500
Earthgrains Co. (The) ..........          24,600                 634,988
Fortune Brands, Inc. ...........          16,800                 695,100
General Mills, Inc. ............          16,000               1,286,000
Heinz (H.J.) Co. ...............          27,000               1,353,375
Kellogg Co. ....................          31,100               1,026,300
Pioneer Hi-Bred International,
 Inc............................          20,100                 782,644
Quaker Oats Co. ................          14,800                 982,350
Ralston-Ralston Purina Group ...          26,400                 803,550
Robert Mondavi Corp. + .........          20,500                 745,687
Sara Lee Corp. .................          73,300               1,662,994
Unilever NV ....................          42,768               2,983,058
Wrigley (Wm.) Jr. Co. ..........           9,300                 837,000
                                                         -----------------
                                                              30,617,249
                                                         -----------------
FOOD AND DRUG RETAIL ( 0.8% )
Albertson's, Inc. ..............          40,357               2,080,908
Casey's General Stores, Inc. ...         161,400               2,421,000
CVS Corp. ......................          35,800               1,816,850
Kroger Co. (The) + .............          77,400               2,162,363
Safeway, Inc. + ................          52,000               2,574,000
SUPERVALU, Inc. ................          16,400                 421,275
Sysco Corp. ....................          25,200                 751,275
Walgreen Co. ...................         100,200               2,943,375
Winn-Dixie Stores, Inc. ........           5,100                 188,381
                                                         -----------------
                                                              15,359,427
                                                         -----------------
FOREST PRODUCTS AND BUILDING MATERIALS ( 0.8% )
Armstrong World Industries, Inc.           4,200                 242,813
Bemis Co., Inc. ................           5,500                 218,625
Centex Construction Products,
 Inc............................          27,000                 921,375
Crown Cork & Seal Co., Inc. ....          12,200                 347,700
Elcor Corp. ....................          55,200               2,411,550
Fort James Corp. ...............          18,700                 708,263
Georgia-Pacific Corp. ..........          17,600                 833,800

                                  NUMBER OF SHARES           MARKET
                                                              VALUE
                                  ------------------     -----------------

FOREST PRODUCTS AND BUILDING MATERIALS (CONTINUED)
International Paper Co. ........          31,000         $     1,565,500
Masco Corp. ....................          30,300                 874,912
Mead Corp. .....................          10,200                 425,850
Potlatch Corp. .................          52,300               2,297,931
Simpson Manufacturing Co., Inc.
 +..............................          17,900                 850,250
Texas Industries, Inc. .........          68,700               2,662,125
Westvaco Corp. .................          10,600                 307,400
Weyerhaeuser Co. ...............          16,400               1,127,500
                                                         -----------------
                                                              15,795,594
                                                         -----------------
GAS UTILITIES ( 0.4% )
Coastal Corp. (The) ............          18,100                 724,000
Columbia Energy Group ..........           8,700                 545,381
Consolidated Natural Gas Co. ...           9,300                 564,975
Enron Corp. ....................          23,900               1,953,825
NICOR, Inc. ....................           5,100                 194,119
Piedmont Natural Gas, Inc. .....          23,000                 715,875
Sempra Energy ..................          20,400                 461,550
Southwest Gas Corp. ............          38,800               1,110,650
Williams Co., Inc. (The) .......          16,700                 710,794
                                                         -----------------
                                                               6,981,169
                                                         -----------------
HEALTH SERVICES ( 0.5% )
Cardinal Health, Inc. ..........          16,300               1,045,238
Columbia/HCA Healthcare Corp. ..          48,200               1,099,562
HEALTHSOUTH Corp. + ............          13,600                 203,150
IMS Health, Inc. ...............          33,401               1,043,761
MedPartners,  Inc. + ...........         515,300               3,896,956
Priority Healthcare Corp. + ....          20,698                 714,058
United Healthcare Corp. ........          17,000               1,064,625
                                                         -----------------
                                                               9,067,350
                                                         -----------------
HEAVY MACHINERY ( 0.3% )
Caterpillar, Inc. ..............          27,600               1,656,000
Cummins Engine Co., Inc. .......           6,800                 388,450
Manitowoc Co., Inc. (The) ......          51,300               2,135,363
Navistar International Corp. + .          12,500                 625,000
PACCAR, Inc. ...................          12,600                 672,525
                                                         -----------------
                                                               5,477,338
                                                         -----------------
HOUSING AND FURNISHINGS ( 0.6% )
Centex Corp. ...................           7,800                 292,988
Champion Enterprises, Inc. + ...          40,200                 748,725
Fairfield Communities, Inc. + ..         131,200               2,115,600
Kaufman & Broad Home Corp. .....          46,900               1,166,637
Libbey Inc. ....................          42,300               1,226,700
Maytag Corp. ...................          10,400                 724,750
MDC Holdings, Inc. .............          49,000               1,053,500
Newell Rubbermaid Inc. .........          15,800                 734,700
Ryland Group, Inc. .............          42,400               1,258,750
Webb (Del E) Corp. .............         111,900               2,671,612
Whirlpool Corp. ................           7,400                 547,600
                                                         -----------------
                                                              12,541,562
                                                         -----------------
                                       See Notes to Portfolio of Investments. 51

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
BALANCED (continued)

                                  NUMBER OF SHARES           MARKET
                                                              VALUE
                                  ------------------     -----------------
INDUSTRIAL SERVICES ( 0.6% )
Browning-Ferris Industries, Inc.          21,300         $       915,900
Dycom Industries, Inc. + .......          26,000               1,456,000
Granite Construction, Inc. .....          48,100               1,409,931
Insituform Technologies, Inc. +          169,300               3,661,113
Jacobs Engineering Group, Inc. +          26,800               1,018,400
USA Waste Management, Inc. .....          49,700               2,671,375
                                                         -----------------
                                                              11,132,719
                                                         -----------------
INSURANCE ( 2.0% )
AFLAC, Inc. ....................          27,400               1,311,775
Allstate Corp. (The) ...........          65,000               2,331,875
American Annuity Group, Inc. ...          42,400               1,028,200
American General Corp. .........          20,200               1,522,575
American International Group,
 Inc............................          92,500              10,828,281
Aon Corp. ......................          25,200               1,039,500
Chubb Corp. ....................           5,300                 368,350
CIGNA Corp. ....................          15,500               1,379,500
Cincinnati Financial Corp. .....          16,800                 631,050
Conseco, Inc. ..................          30,000                 913,125
FBL Financial Group, Inc. ......          50,800                 990,600
Fidelity National Financial,
 Inc............................          38,789                 814,569
Gallagher (Arthur J.) & Co. ....          19,300                 955,350
Hartford Financial Services
 Group, Inc. ...................          22,200               1,294,538
Hooper Holmes, Inc. ............         102,000               2,078,250
Jefferson-Pilot Corp. ..........          11,100                 734,681
Lincoln National Corp. .........          20,600               1,077,638
Marsh & McLennan Co., Inc. .....          28,900               2,181,950
MBIA, Inc. .....................          11,100                 718,725
Medical Assurance, Inc. + ......          25,160                 710,770
MGIC Investment Corp. ..........           9,700                 471,663
Progressive Corp. ..............           2,700                 391,500
Provident American Corp. + .....          74,700               2,082,262
Provident Companies, Inc. ......          11,500                 460,000
Radian Group Inc. ..............          23,300               1,137,331
Safeco Corp. ...................           4,800                 211,800
St. Paul Co., Inc. .............           8,030                 255,454
Torchmark Corp. ................          13,200                 450,450
Triad Guaranty, Inc. + .........          34,800                 624,225
UNUM Corp. .....................          12,300                 673,425
                                                         -----------------
                                                              39,669,412
                                                         -----------------
INVESTMENT SERVICES ( 0.9% )
Bear Stearns Co., Inc. (The) ...           3,885                 181,624
Charles Schwab Corp. ...........          43,100               4,735,612
Duff & Phelps Credit Rating Co.           18,800               1,257,250
Franklin Resources, Inc. .......           8,800                 357,500
Lehman Brothers Holdings Inc. ..          13,400                 834,150
Merrill Lynch & Co., Inc. ......          35,100               2,805,806
Morgan Stanley Dean Witter & Co.          62,800               6,437,000
National Discount Brokers Group,
 Inc. + ........................           5,100                 295,800

                                  NUMBER OF SHARES           MARKET
                                                              VALUE
                                  ------------------     -----------------

INVESTMENT SERVICES (CONTINUED)
Paine Webber Group Inc. ........          17,800          $      832,150
Wit Capital Group, Inc. + ......           2,800                  95,200
                                                         -----------------
                                                              17,832,092
                                                         -----------------
MAJOR TELECOMMUNICATIONS ( 4.0% )
ALLTEL Corp. ...................          19,700               1,408,550
Ameritech Corp. ................         112,900               8,298,150
AT&T Corp. .....................         253,800              14,165,212
Bell Atlantic Corp. ............         119,100               7,786,162
BellSouth Corp. ................         149,700               7,017,188
CenturyTel, Inc. ...............          15,600                 620,100
Frontier Corp. + ...............          16,700                 985,300
GTE Corp. ......................          72,200               5,469,150
MCI Worldcom, Inc. + ...........         191,100              16,446,544
SBC Communications, Inc. .......         147,100               8,531,800
Sprint Corp. ...................          52,800               2,788,500
Sprint PCS + ...................          33,800               1,930,825
U.S. WEST, Inc. ................          38,875               2,283,906
                                                         -----------------
                                                              77,731,387
                                                         -----------------
MISCELLANEOUS METALS ( 0.0% )
Barrick Gold Corp. .............          32,800                 635,500
Placer Dome, Inc. ..............          21,100                 249,244
                                                         -----------------
                                                                 884,744
                                                         -----------------
OIL ( 2.8% )
Ashland Oil, Inc. ..............          12,300                 493,538
Atlantic Richfield Co. .........          24,900               2,080,706
Chevron Corp. ..................          47,300               4,502,369
Devon Energy Corp. .............          77,700               2,777,775
Exxon Corp. ....................         191,800              14,792,575
Mobil Corp. ....................          80,400               7,959,600
Phillips Petroleum Co. .........          19,500                 981,094
Royal Dutch Petroleum Co. ......         169,400              10,206,350
Sunoco Inc. ....................          12,700                 383,381
Texaco, Inc. ...................          40,700               2,543,750
Triton Energy Ltd. + ...........         198,000               2,128,500
Union Pacific Resources Group
 Inc............................         262,200               4,277,137
Unocal Corp. ...................          18,700                 740,987
USX-Marathon Group .............           9,800                 319,113
                                                         -----------------
                                                              54,186,875
                                                         -----------------
OIL SERVICES ( 0.6% )
BJ Services Co. + ..............         136,800               4,027,050
Marine Drilling Companies, Inc.
 +..............................         136,800               1,872,450
McDermott International, Inc.,
 ADR............................         142,600               4,028,450
SEACOR SMIT Holdings + .........          16,200                 866,700
Seitel, Inc. + .................          90,000               1,456,875
                                                         -----------------
                                                              12,251,525
                                                         -----------------
OTHER TELECOMMUNICATIONS ( 0.3% )
Associated Group, Inc. + .......          61,200               3,985,650
Powertel, Inc. + ...............          64,500               1,926,938
                                                         -----------------
                                                               5,912,588
                                                         -----------------
PRINT MEDIA ( 0.4% )
Dun & Bradstreet Corp. .........           7,200                 255,150

52 See Notes to Portfolio of Investments.

                                  NUMBER OF SHARES           MARKET
                                                              VALUE
                                  ------------------     -----------------

PRINT MEDIA (CONTINUED)
Equifax, Inc. ..................           6,000          $      214,125
Factset Research Systems, Inc. +          16,800                 951,300
Gannett Co., Inc. ..............          25,700               1,834,337
Knight-Ridder, Inc. ............           9,100                 499,931
McGraw-Hill Co., Inc. ..........          17,800                 960,088
New York Times Co. .............          16,100                 592,681
Scholastic Corp. + .............          14,500                 734,063
Times Mirror Co. ...............           9,800                 580,650
Tribune Co. ....................          10,400                 906,100
Ziff-Davis Inc. + ..............          79,800               1,231,912
                                                         -----------------
                                                               8,760,337
                                                         -----------------
PRODUCER GOODS ( 2.4% )
Allegheny Teledyne, Inc. .......          18,600                 420,825
Allied Signal, Inc. ............          48,000               3,024,000
Avery Dennison Corp. ...........          12,100                 730,538
Aviation Sales Co. + ...........          21,600                 853,200
C&D Technologies, Inc. .........          40,300               1,234,188
Cooper Industries, Inc. ........          11,300                 587,600
Corning, Inc. ..................          18,000               1,262,250
Danaher Corp. ..................          14,800                 860,250
Dover Corp. ....................           6,800                 238,000
Ecolab, Inc. ...................          13,400                 584,575
Emerson Electric Co. ...........          37,800               2,376,675
FMC Corp. + ....................           3,900                 266,419
Grainger (W.W.), Inc. ..........          10,200                 548,888
Honeywell, Inc. ................          12,900               1,494,787
Hughes Supply, Inc. ............          34,750               1,031,641
Illinois Tool Works, Inc. ......          24,400               2,000,800
Ingersoll-Rand Co. .............          20,950               1,353,894
ITT Industries, Inc. ...........          12,100                 461,313
Kafus Environmental Industries
 Ltd. + ........................          46,200                 444,675
Lincoln Electric Holdings, Inc.           36,100                 740,050
MacDermid, Inc. ................          77,000               3,580,500
Millipore Corp. ................          31,400               1,273,662
Minnesota Mining and
 Manufacturing Co. .............          31,900               2,773,306
MotivePower Industries, Inc. + .          33,750                 607,500
Mueller Industries, Inc. + .....          43,400               1,472,887
Pall Corp. .....................          10,100                 224,094
Parker-Hannifin Corp. ..........           9,200                 420,900
PPG Industries, Inc. ...........           6,500                 383,906
Raychem Corp. ..................           9,000                 333,000
Sherwin-Williams Co. ...........          18,800                 521,700
Spartech Corp. .................          41,300               1,306,112
Thomas & Betts Corp. ...........           5,500                 259,875
Thomas Industries, Inc. ........          24,300                 498,150
Tredegar Industries, Inc. ......          48,300               1,050,525
Tyco International Ltd. ........          84,300               7,987,425
Varlen Corp. ...................          90,600               3,669,300
Westinghouse Air Brake Co. .....          24,300                 630,281
                                                         -----------------
                                                              47,507,691
                                                         -----------------

                                  NUMBER OF SHARES           MARKET
                                                              VALUE
                                  ------------------     -----------------
REAL ESTATE INVESTMENT TRUSTS ( 0.3% )
CBL & Associates Properties,
 Inc............................          29,900           $     788,613
General Growth Properties, Inc.           23,300                 827,150
Health Care REIT, Inc. .........          38,000                 883,500
Koger Equity, Inc. .............          36,400                 671,125
Parkway Properties, Inc. .......          28,400                 940,750
Prentiss Properties Trust ......          35,900                 843,650
U.S. Restaurant Properties, Inc.          28,600                 607,750
                                                         -----------------
                                                               5,562,538
                                                         -----------------
SEMICONDUCTORS AND ELECTRONICS ( 4.0% )
Applied Materials, Inc. + ......          37,100               2,740,762
Burr-Brown Corp. + .............         174,200               6,380,075
Dallas Semiconductor Corp. .....             400                  20,200
Esterline Technologies Corp. + .          53,300                 766,188
Flextronics International Ltd. +          34,100               1,892,550
General Instrument Corp. + .....          14,600                 620,500
Intel Corp. ....................         253,100              15,059,450
L-3 Communications Holdings,
 Inc. + ........................          16,500                 797,156
Lucent Technologies, Inc. ......         344,520              23,233,567
Micron Technology, Inc. + ......          20,000                 806,250
Motorola, Inc. .................          70,000               6,632,500
Nortel Networks Corp. ..........          51,200               4,444,800
Plexus Corp. + .................          25,100                 756,138
Solectron Corp. + ..............          30,800               2,053,975
Tellabs, Inc. + ................          43,200               2,918,700
Terayon Communication Systems,
 Inc. + ........................          47,400               2,648,475
Texas Instruments, Inc. ........          46,500               6,742,500
                                                         -----------------
                                                              78,513,786
                                                         -----------------
SPECIALTY CHEMICALS ( 0.4% )
Air Products and Chemicals, Inc.          25,000               1,006,250
ChiRex Inc. + ..................          85,600               2,749,900
Engelhard Corp. ................          10,600                 239,825
Geon Co. (The) .................          90,300               2,912,175
Grace (W.R.) & Co. + ...........           7,200                 132,300
Praxair, Inc. ..................           5,900                 288,731
Sigma-Aldrich Corp. ............          10,100                 347,819
                                                         -----------------
                                                               7,677,000
                                                         -----------------
STEEL ( 0.2% )
Bethlehem Steel Corp. + ........         393,500               3,025,032
Nucor Corp. ....................           9,100                 431,681
USX-US Steel Group, Inc. .......           7,200                 194,400
                                                         -----------------
                                                               3,651,113
                                                         -----------------
SURFACE TRANSPORT ( 0.5% )
Burlington Northern Santa Fe
 Corp...........................          39,100               1,212,100
CSX Corp. ......................          16,800                 761,250
Kansas City Southern Industries,
 Inc............................          13,100                 835,944
Knightsbridge Tankers Ltd. .....         125,100               2,189,250
Norfolk Southern Corp. .........          15,000                 451,875
Roadway Express, Inc. ..........         126,700               2,454,812
Union Pacific Corp. ............          19,600               1,142,925
                                                         -----------------
                                                               9,048,156
                                                         -----------------

                                       See Notes to Portfolio of Investments. 53

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
BALANCED (continued)

                                  NUMBER OF SHARES           MARKET
                                                              VALUE
                                  ------------------     -----------------
TEXTILES AND APPAREL ( 0.1% )
Liz Claiborne, Inc. ............          12,100         $       441,650
Nike, Inc. .....................          14,600                 924,363
VF Corp. .......................          13,000                 555,750
                                                         -----------------
                                                               1,921,763
                                                         -----------------
TOTAL COMMON STOCKS (COST $902,182,713)                    1,145,337,891
                                                         -----------------
PREFERRED STOCKS ( 0.5% )
California Federal Preferred
 Capital Corp. (Banks and
 Thrifts) + ....................         188,000               4,935,000
Global Crossing Holdings Ltd.
 (Other Telecommunications) + ..          56,000               5,880,000
                                                         -----------------
TOTAL PREFERRED STOCKS (COST $10,300,000)                     10,815,000
                                                         -----------------
                                  PRINCIPAL AMOUNT

                                  ------------------
LONG-TERM BONDS AND NOTES ( 34.2% )
CORPORATE BONDS ( 12.0% )
Abitibi-Consolidated
 Inc.,6.95%,04/01/08............    $  9,350,000               8,846,503
Allied Waste North America,
 7.38%,01/01/04 ................       8,900,000               8,410,500
American General Finance Corp.,
 8.45%,10/15/09 ................       7,000,000               7,689,920
BankAmerica Corp.,7.88%,12/01/02       1,500,000               1,571,280
Capital One Bank,6.57%,01/27/03        9,850,000               9,700,871
Celulosa Arauco Constitution,
 6.95%,09/15/05 ................       4,650,000               4,132,306
Chemical Master Credit Card
 Trust,
 7.09%,02/15/09 ................       9,705,000               9,886,969
Chrysler Financial
 Corp.,5.25%,10/19/00...........       6,150,000               6,084,195
Comcast Cellular Holdings, Inc.,
 9.50%,05/01/07 ................      10,000,000              11,150,000
Conoco Inc.,5.90%,04/15/04 .....       5,150,000               5,025,267
CSX Corp.,7.45%,05/01/07 .......      10,835,000              11,028,296
ERAC USA Finance
 Co.,6.95%,03/01/04 ++ .........       9,687,000               9,557,000
Ford Motor Credit
 Corp.,6.63%,10/01/28...........      13,020,000              11,720,344
Garden State Newspapers,
 8.63%,07/01/11 ++ .............       3,050,000               2,851,750
Globo
 Communicacoes,10.63%,12/05/08
 ++.............................       4,900,000               3,479,000
Guidant Corp.,6.15%,02/15/06 ...       5,725,000               5,297,629
Household Finance
 Corp.,5.88%,09/25/04...........      12,150,000              11,692,066
IMC Global, Inc.,7.63%,11/01/05        9,250,000               9,376,447
Integrated Electric Services
 Inc.,
 9.38%,02/01/09 ++ .............       2,800,000               2,758,000
Isle of Capri
 Casinos,8.75%,04/15/09 ++ .....       3,750,000               3,543,750
Kaman Corp.,6.00%,03/15/12 .....       5,331,000               5,331,000
Merrill Lynch & Co.,
 Inc.,5.75%,11/04/02............       9,350,000               9,163,468
Mohegan Tribal
 Gaming,8.13%,01/01/06..........       1,900,000               1,866,750
Norwest Financial,
 Inc.,5.38%,09/30/03............       4,700,000               4,510,496
Petroliam Nasional
 Berhd,7.75%,08/15/15...........       4,675,000               4,020,500
Pitney Bowes,
 Inc.,8.55%,09/15/09............      13,100,000              14,696,104
Raytheon Co.,6.75%,08/15/07 ....       5,000,000               4,949,100

                                  PRINCIPAL AMOUNT           MARKET
                                                              VALUE
                                  ------------------     -----------------

CORPORATE BONDS (CONTINUED)
Riggs Capital
 Trust,8.63%,12/31/26 ++ .......   $   3,700,000          $    3,495,501
Rite Aid Corp.,6.00%,10/01/03 ..       6,550,000               6,204,815
Rogers Cantel,
 Inc.,9.38%,06/01/08............       6,100,000               6,313,500
Tenet Healthcare
 Corp.,7.88%,01/15/03...........       4,900,000               4,804,548
TV Guide Inc.,8.13%,03/01/09 ...       4,700,000               4,465,000
Tyco International Group SA,
 6.38%,06/15/05 ................       9,350,000               9,124,936
USA Waste Management, Inc.,
 6.13%,07/15/01 ................      12,750,000              12,673,627
                                                         -----------------
TOTAL CORPORATE BONDS (COST $239,504,719)                    235,421,438
                                                         -----------------
FOREIGN AND SUPRANATIONALS ( 0.7% )
African Development Bank,
 8.80%,09/01/19 ................       7,000,000               8,435,560
United Mexican States
 Government,
 11.38%,09/15/16 ...............       4,600,000               4,853,000
                                                         -----------------
TOTAL FOREIGN AND SUPRANATIONALS
 (COST $11,745,650)                                           13,288,560
                                                         -----------------
FOREIGN OBLIGATIONS ( 0.7% )
Argentina (Republic
 of),6.63%,03/31/05.............       2,325,000               1,978,575
Panama (Republic
 of),9.38%,04/01/29.............       4,650,000               4,371,000
Republic of
 Brazil,11.63%,04/15/04.........       3,000,000               2,827,500
Republic of
 Philippines,9.88%,01/15/19.....       4,800,000               4,698,048
                                                         -----------------
TOTAL FOREIGN OBLIGATIONS (COST $14,369,082)                  13,875,123
                                                         -----------------
NON-AGENCY MORTGAGE-BACKED SECURITIES ( 2.1% )
American Southwest Financial
 Securities Corp.,8.00%,01/18/09       7,723,998               8,020,600
Commercial Mortgage Acceptance
 Corp.,
 5.80%,03/15/06 ................       6,193,620               6,043,890
CS First Boston Mortgage Corp.,
 6.48%,05/17/08 ................       7,500,000               7,235,156
DLJ Mortgage Acceptance Corp.,
 8.10%,06/18/04 ................       4,650,000               4,309,969
GMAC Commercial Mortgage Corp.,
 6.87%,08/15/07 ................       4,500,000               4,476,847
Kidder Peabody Acceptance Corp.,
 8.80%,04/01/07 ................       5,000,000               5,318,750
Merrill Lynch Mortgage
 Investors, Inc.,
 7.71%,06/15/21 ................       5,446,143               5,448,458
                                                         -----------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (COST $40,553,597)                                          40,853,670
                                                         -----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES ( 12.9% )
Federal National Mortgage
 Association,6.00%,11/01/23 -
 01/01/29.......................      36,424,101              34,295,188
Federal National Mortgage
 Association,6.50%,11/01/28 -
 02/01/29.......................      59,953,645              57,859,306
Federal National Mortgage
 Association,9.50%,10/01/16.....       8,548,603               9,130,814
Government National Mortgage
 Association,6.50%,05/15/28 -
 10/20/28.......................      52,012,940              50,035,587
Government National Mortgage
 Association,7.00%,09/15/24 -
 11/15/24.......................      18,613,985              18,417,050

54 See Notes to Portfolio of Investments.

                                  PRINCIPAL AMOUNT           MARKET
                                                              VALUE
                                  ------------------     -----------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage
 Association,7.50%,12/15/23.....   $  35,884,609          $   36,329,973
Government National Mortgage
 Association,8.00%,12/15/23 -
 07/15/24.......................      47,472,104              48,858,069
                                                         -----------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $263,021,637)                              254,925,987
                                                         -----------------
U.S. GOVERNMENT OBLIGATIONS ( 5.9% )
U.S. Treasury
 Bond,5.25%,11/15/28............      17,000,000              15,068,970
U.S. Treasury
 Bond,6.75%,08/15/26............       1,220,000               1,306,156
U.S. Treasury Bond,7.25%,
 08/15/04 - 05/15/16............       2,605,000               2,821,595
U.S. Treasury
 Note,4.75%,02/15/04............       2,185,000               2,101,686
U.S. Treasury Note,5.25%,
 05/15/04 - 02/15/29............      11,130,000              10,412,315
U.S. Treasury
 Note,5.50%,05/15/09............      14,850,000              14,506,519
U.S. Treasury
 Note,5.63%,05/15/08............       1,705,000               1,670,099
U.S. Treasury
 Note,5.75%,10/31/00............       3,931,000               3,948,178
U.S. Treasury Note,6.50%,
 08/15/05 - 10/15/06............      50,393,000              51,948,397
U.S. Treasury
 Note,7.50%,02/15/05............      10,600,000              11,411,536
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (COST $114,498,410)                                         115,195,451
                                                         -----------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $683,693,095)                                         673,560,229
                                                         -----------------
SHORT-TERM INVESTMENTS ( 6.4% )
Federal National Mortgage
 Association,
 4.60%,07/01/99 ................       1,500,000               1,500,001
Lockheed Martin
 Corp.,6.14%,07/01/99 ++ .......      30,000,000              30,000,000
PHH Corp.,5.32%,07/01/99 .......      18,479,000              18,479,000
Rohm & Haas Co.,6.30%,07/01/99 .      50,000,000              50,000,000
Time Warner, Inc.,5.25%,07/15/99      10,000,000               9,979,583
TRW, Inc.,6.15%,07/01/99 ++ ....      14,343,000              14,343,000
U.S. Treasury
 Bill,4.48%,08/19/99 @ .........         900,000                 894,530
U.S. Treasury
 Bill,4.80%,08/19/99 @ .........         300,000                 298,170
                                                         -----------------
TOTAL SHORT-TERM INVESTMENTS (COST $125,494,285)             125,494,284
                                                         -----------------
TOTAL INVESTMENTS (COST $1,721,670,093)(A)                 1,955,207,404
OTHER ASSETS LESS LIABILITIES                                 13,482,173
                                                         -----------------
TOTAL NET ASSETS                                          $1,968,689,577
                                                         =================

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $1,740,101,236. Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:

Unrealized gains............................            $258,213,730
Unrealized losses...........................             (43,107,562)
                                              ----------------------
 Net unrealized gain........................            $215,106,168
                                              ======================

Information concerning open futures contracts at June 30, 1999 is shown below:
                           NO. OF        INITIAL       EXPIRATION       UNREALIZED
                         CONTRACTS        VALUE           DATE         GAIN/(LOSS)
                        ------------  --------------  -------------  ----------------
    LONG CONTRACTS
----------------------
Russell 2000 Index
 Futures..............
                             93        $20,898,730       Sept 99        $  583,433
                                      ============                   =============

+ Non-income producing security.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 1999.

Information concerning restricted securities at June 30, 1999 is shown below:
                                             ACQUISITION
                                                DATE                COST
                                          -----------------  -------------------
ERAC USA Finance Co. ...................      03/01/97           $10,031,432
Garden State Newspapers ................      03/16/99             3,031,329
Globo Communicacoes ....................      03/19/98             4,913,398
Integrated Electric Services Inc. ......      01/28/99             2,778,185
Isle of Capri Casinos ..................      04/23/99             3,750,000
Lockheed Martin Corp. ..................      06/29/99            30,000,000
Riggs Capital Trust ....................      12/13/96             3,700,000
TRW, Inc. ..............................      06/29/99            14,343,000
                                                                 -----------
                                                                 $72,547,344
                                                                 ===========

The market value of the total restricted securities above represent 3.56% of the total net assets.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 55

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
GROWTH AND INCOME

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
COMMON STOCKS ( 95.8% )
UNITED STATES ( 90.5% )
AIR TRANSPORT ( 0.7% )
Airborne Freight Corp. ............         55,000       $     1,522,812
Alaska Air Group, Inc. + ..........         63,500             2,651,125
Delta Air Lines, Inc. .............      1,170,801            67,467,388
                                                         -----------------
                                                              71,641,325
                                                         -----------------
AUTO PARTS AND HARDWARE ( 1.4% )
Black & Decker Corp. ..............      2,144,800           135,390,500
Cooper Tire & Rubber Co. ..........        163,800             3,869,775
                                                         -----------------
                                                             139,260,275
                                                         -----------------
AUTOMOTIVE ( 3.8% )
Delphi Automotive Systems Corp. ...      1,318,671            24,477,835
Dura Automotive Systems, Inc. + + .         63,900             2,124,675
Ford Motor Co. ....................      2,862,400           161,546,700
General Motors Corp. + ............      1,786,700           117,922,200
Johnson Controls, Inc. ............      1,104,200            76,534,862
                                                         -----------------
                                                             382,606,272
                                                         -----------------
BANKS AND THRIFTS ( 5.3% )
Astoria Financial Corp. ...........        124,400             5,465,825
Bank One Corp. ....................         73,548             4,380,703
Bank United Corp. .................         46,500             1,868,719
Chase Manhattan Corp. .............      2,219,900           192,298,837
Chittenden Corp. ..................         48,792             1,524,750
Comerica, Inc. ....................      1,067,700            63,461,419
Dime Bancorp, Inc. ................        237,800             4,785,725
Fifth Third Bancorp ...............        659,000            43,864,687
First American Corp. ..............         91,600             3,807,125
Firstar Corp. .....................         21,000               588,000
FirstFed Financial Corp. + ........        202,500             3,898,125
Golden State Bancorp, Inc. ........        156,800             3,449,600
Golden West Financial Corp. .......        902,200            88,415,600
J.P. Morgan & Co. .................        551,100            77,429,550
Prime Bancshares, Inc. ............         16,700               298,513
Republic New York Corp. ...........        298,300            20,340,331
Summit Bancorp ....................         73,300             3,064,856
Telebanc Financial Corp. + ........        109,600             4,247,000
UnionBanCal Corp. .................        116,400             4,204,950
Washington Mutual, Inc. ...........        192,800             6,820,300
                                                         -----------------
                                                             534,214,615
                                                         -----------------
BIOTECH AND MEDICAL PRODUCTS ( 1.7% )
Alpharma, Inc. ....................        184,117             6,547,661
Amgen, Inc. + .....................      2,119,400           129,018,475
Bio-Rad Labs, Inc. + ..............         54,600             1,426,425
Datascope Corp. + .................        371,600            11,937,650
Genzyme Corp. + ...................         50,600             2,454,100
Genzyme Surgical Products Corp. ...          9,058                39,911
Hanger Orthopedic Group, Inc. + ...        220,400             3,126,925
Immunex Corp. + ...................         20,000             2,548,750
OEC Medical Systems, Inc. + .......        147,100             3,603,950
                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
BIOTECH AND MEDICAL PRODUCTS (CONTINUED)
Osteotech, Inc. + .................         88,201        $    2,535,767
VISX, Inc. + ......................         67,400             5,337,238
Xomed Surgical Products, Inc. + ...         78,000             3,797,625
                                                         -----------------
                                                             172,374,477
                                                         -----------------
CHEMICALS ( 0.1% )
Dow Chemical Co. ..................         81,700            10,365,687
                                                         -----------------
COMMERCIAL SERVICES ( 0.6% )
Deluxe Corp. ......................      1,220,200            47,511,537
Engineering Animation, Inc. + .....        135,150             2,863,491
Galileo International, Inc. .......         50,400             2,693,250
Mail-Well, Inc. + .................         20,000               323,750
Modis Professional Services + .....        372,000             5,115,000
Ogden Corp. .......................         24,600               662,663
Valassis Communications, Inc. + ...         75,000             2,746,875
World Color Press, Inc. + .........         60,600             1,666,500
                                                         -----------------
                                                              63,583,066
                                                         -----------------
COMPUTERS ( 4.7% )
Apple Computer, Inc. + ............      3,371,900           156,161,119
Hewlett Packard Co. ...............      2,158,600           216,939,300
International Business Machines
 Corp..............................        726,400            93,887,200
                                                         -----------------
                                                             466,987,619
                                                         -----------------
CONGLOMERATE AND AEROSPACE ( 3.0% )
Boeing Co. ........................        901,100            39,817,356
Cordant Technologies, Inc. ........         96,300             4,351,556
General Dynamics Corp. ............        979,502            67,095,976
Goodrich (B.F.) Co. ...............      1,253,880            53,289,900
Gulfstream Aerospace Corp. + ......        125,600             8,485,850
Kellstrom Industries, Inc. + ......        310,300             5,662,975
Loews Corp. .......................      1,042,300            82,471,988
Northrop Grumman Corp. ............         35,000             2,320,938
United Technologies Corp. .........        510,700            36,610,806
                                                         -----------------
                                                             300,107,345
                                                         -----------------
CONSUMER FINANCE ( 2.3% )
Countrywide Credit Industries, Inc.      1,048,700            44,831,925
Crescent Operating, Inc. + ........         41,800               284,763
Federal Home Loan Mortgage Corp. ..      2,021,900           117,270,200
Federal National Mortgage
 Association.......................      1,022,700            69,927,112
                                                         -----------------
                                                             232,314,000
                                                         -----------------
CONSUMER PRODUCTS ( 1.1% )
Church & Dwight Co., Inc. .........        136,500             5,937,750
Dial Corp. ........................        124,800             4,641,000
Procter & Gamble Co. ..............      1,116,200            99,620,850
                                                         -----------------
                                                             110,199,600
                                                         -----------------
CONSUMER SERVICES ( 1.5% )
Applebee's International, Inc. ....        155,200             4,675,400
Brinker International, Inc. + .....         93,800             2,550,188
Darden Restaurants, Inc. ..........      2,628,700            57,338,519
Foodmaker, Inc. + .................        286,600             8,132,275

56 See Notes to Portfolio of Investments.

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
CONSUMER SERVICES (CONTINUED)
Lakes Gaming, Inc. + ..............        246,850        $    2,699,922
Mandaley Resort Group + ...........        135,900             2,870,887
MGM Grand, Inc. + .................         76,500             3,748,500
National R.V. Holdings, Inc. + ....        295,950             7,176,787
Papa John's International, Inc. + .         37,400             1,671,313
Park Place Entertainment Corp. + ..        907,800             8,794,312
Sonic Corp. + .....................        144,650             4,719,206
Sotheby's Holdings, Inc. ..........         91,600             3,492,250
Tricon Global Restaurants, Inc. + .        825,200            44,663,950
                                                         -----------------
                                                             152,533,509
                                                         -----------------
CONSUMER SPECIALTIES ( 0.1% )
Hasbro, Inc. ......................        138,000             3,855,375
JAKKS Pacific, Inc. + .............         92,700             2,763,619
Russ Berrie & Co., Inc. ...........         70,200             1,737,450
THQ, Inc. + .......................        131,100             3,769,125
                                                         -----------------
                                                              12,125,569
                                                         -----------------
DATA AND IMAGING SERVICES ( 7.8% )
Advanced Digital Information Corp.
 +.................................         13,200               534,600
America Online, Inc. ..............        547,000            60,443,500
BMC Software, Inc. + ..............      1,339,300            72,322,200
Computer Associates International,
 Inc...............................      2,838,900           156,139,500
Compuware Corp. + .................        201,800             6,419,762
Electronic Data Systems Corp. .....         36,900             2,087,156
First Data Corp. ..................        339,200            16,599,600
GoTo.com, Inc. + ..................         53,700             1,503,600
Intuit Inc. + .....................        104,200             9,391,025
Juniper Networks, Inc. + ..........         14,600             2,175,400
Microsoft Corp. + .................      3,646,000           328,823,625
Mindspring Enterprises, Inc. + ....         24,000             1,063,500
Oracle Corp. + ....................      2,758,100           102,394,462
Perot Systems Corp. + .............         28,400               837,800
Progress Software Corp. + .........        125,950             3,558,088
Quantum Corp. + ...................        136,200             3,285,825
Siebel Systems, Inc. + ............         19,700             1,307,588
Sterling Software, Inc. + .........        113,100             3,018,356
VERITAS Software Corp. + ..........         13,800             1,310,138
WorldGate Communications, Inc. + ..         32,500             1,665,625
                                                         -----------------
                                                             774,881,350
                                                         -----------------
DISCRETIONARY RETAIL ( 7.4% )
American Eagle Outfitters, Inc. + .        404,000            18,382,000
Best Buy Co., Inc. + ..............         71,900             4,853,250
Cato Corp. (The) ..................        350,400             4,073,400
CDW Computer Centers, Inc. + ......         29,200             1,284,800
CSK Auto Corp. + ..................        120,000             3,240,000
Dayton Hudson Co. .................        392,900            25,538,500
Federated Department Stores, Inc. +      2,435,200           128,913,400
Footstar, Inc. + ..................         96,800             3,599,750
Gap, Inc. .........................      2,618,775           131,920,791
Lowe's Co., Inc. ..................      2,933,600           166,298,450
Micro Warehouse, Inc. + ...........          5,000                89,375
                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
DISCRETIONARY RETAIL (CONTINUED)
Musicland Stores Corp. + ..........        863,100        $    7,660,013
Tandy Corp. .......................        527,400            25,776,675
TJX Companies, Inc. ...............      6,253,400           208,316,387
Zale Corp. + ......................        141,000             5,640,000
                                                         -----------------
                                                             735,586,791
                                                         -----------------
DIVERSIFIED FINANCIAL SERVICES ( 2.2% )
Citigroup Inc. ....................      3,332,400           158,289,000
Providian Financial Corp. .........        690,900            64,599,150
                                                         -----------------
                                                             222,888,150
                                                         -----------------
DRUGS ( 7.2% )
Abbott Laboratories ...............      2,905,100           132,182,050
Bristol-Myers Squibb Co. ..........      3,306,000           232,866,375
Johnson & Johnson .................      2,227,400           218,285,200
Merck & Co., Inc. .................      1,690,400           125,089,600
Roberts Pharmaceutical Corp. + ....        424,800            10,301,400
                                                         -----------------
                                                             718,724,625
                                                         -----------------
ELECTRIC UTILITIES ( 0.9% )
Allegheny Energy, Inc. ............         66,900             2,144,981
Black Hills Corp. .................         87,000             2,011,875
Cleco Corp. .......................         68,700             2,086,763
Conectiv, Inc. ....................        202,800             4,955,925
DTE Energy Co. ....................         75,400             3,016,000
Entergy Corp. .....................        322,500            10,078,125
Florida Progress Corp. ............        181,900             7,514,744
Minnesota Power, Inc. .............        100,800             2,003,400
Mony Group Inc. + .................         58,600             1,911,825
Niagara Mohawk Holdings Inc. + ....      2,890,900            46,435,081
OGE Energy Corp. ..................        183,000             4,346,250
SIGCORP, Inc. .....................        137,400             3,890,137
                                                         -----------------
                                                              90,395,106
                                                         -----------------
ELECTRICAL MACHINERY AND INSTRUMENTS ( 0.3% )
Rockwell International Corp. ......        242,300            14,719,725
Waters Corp. + ....................        200,000            10,625,000
                                                         -----------------
                                                              25,344,725
                                                         -----------------
ELECTRONIC MEDIA ( 1.3% )
Capstar Broadcasting Corp. + ......        195,500             5,351,812
CBS Corp. + .......................      1,058,100            45,961,219
Citadel Communications Corp. + ....         27,500               995,156
Entercom Communications Corp. + ...         91,800             3,924,450
Hispanic Broadcasting Corp. + .....         49,900             3,786,162
Hollywood Park, Inc. + ............         54,300               923,100
Infinity Broadcasting Corp. + .....        100,000             2,975,000
International Speedway Corp. ......         91,200             4,332,000
King World Production, Inc. + .....      1,619,900            56,392,769
Pixar, Inc. + .....................         22,000               948,750
Speedway Motorsports, Inc. + ......         17,900               703,694
USA Networks, Inc. + ..............         91,600             3,675,450
Viacom, Inc. + ....................         52,900             2,327,600
                                                         -----------------
                                                             132,297,162
                                                         -----------------
                                       See Notes to Portfolio of Investments. 57


GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
GROWTH AND INCOME (continued)

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
FOOD AND BEVERAGE ( 0.9% )
Aurora Foods, Inc. + ..............         71,000        $    1,242,500
Coca-Cola Co. .....................      1,275,600            79,725,000
Corn Products International, Inc. .         10,100               307,419
IBP, Inc. .........................        237,000             5,628,750
M&F Worldwide Corp. + .............        222,500             1,766,093
Quaker Oats Co. ...................         20,200             1,340,775
                                                         -----------------
                                                              90,010,537
                                                         -----------------
FOOD AND DRUG RETAIL ( 2.8% )
Casey's General Stores, Inc. ......         90,000             1,350,000
CVS Corp. .........................      2,126,700           107,930,025
Duane Reade, Inc. + ...............         27,300               836,063
Kroger Co. (The) + ................         87,400             2,441,737
Longs Drug Stores, Inc. ...........      1,161,700            40,151,256
Safeway, Inc. + ...................      1,906,900            94,391,550
SUPERVALU, Inc. ...................      1,067,300            27,416,269
                                                         -----------------
                                                             274,516,900
                                                         -----------------
FOREST PRODUCTS AND BUILDING MATERIALS ( 2.0% )
Ball Corp. ........................        386,500            16,329,625
Boise Cascade Corp. ...............        388,700            16,665,512
Centex Construction Products, Inc.         148,500             5,067,563
Georgia-Pacific Corp. .............      1,858,400            88,041,700
Georgia-Pacific Corp. .............        143,100             3,613,275
Lafarge Corp. .....................        344,300            12,201,131
Lone Star Industries, Inc. ........         43,400             1,630,213
Masco Corp. .......................        914,600            26,409,075
Owens Corning .....................        230,600             7,926,875
Southdown, Inc. ...................        141,200             9,072,100
USG Corp. .........................        110,200             6,171,200
Willamette Industries, Inc. .......         45,700             2,105,056
                                                         -----------------
                                                             195,233,325
                                                         -----------------
GAS UTILITIES ( 1.5% )
Coastal Corp. (The) ...............        917,100            36,684,000
Columbia Energy Group .............        756,200            47,404,287
Enron Corp. .......................         79,000             6,458,250
Questar Corp. .....................        149,200             2,853,450
Sempra Energy .....................      2,067,107            46,768,296
Southwest Gas Corp. ...............        109,900             3,145,888
Southwestern Energy Co. ...........        255,500             2,698,719
                                                         -----------------
                                                             146,012,890
                                                         -----------------
HEALTH SERVICES ( 0.5% )
Lincare Holdings Inc. + ...........        353,500             8,837,500
PacifiCare Health Systems, Inc. ...         41,100             2,959,200
Trigon Healthcare, Inc. + .........         88,100             3,204,638
United Healthcare Corp. ...........        518,100            32,446,012
                                                         -----------------
                                                              47,447,350
                                                         -----------------
HEAVY MACHINERY ( 0.3% )
Case Corp. ........................         32,214             1,550,299
JLG Industries, Inc. ..............         50,200             1,022,825
NACCO Industries, Inc. ............         91,200             6,703,200

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
HEAVY MACHINERY (CONTINUED)
Navistar International Corp. + ....        490,100          $ 24,505,000
                                                         -----------------
                                                              33,781,324
                                                         -----------------
HOUSING AND FURNISHINGS ( 1.4% )
Centex Corp. ......................      2,149,600            80,744,350
Kaufman & Broad Home Corp. ........      1,375,500            34,215,562
Pulte Corp. .......................      1,155,800            26,655,638
Ryland Group, Inc. ................         92,800             2,755,000
Toll Brothers, Inc. + .............          4,700               100,756
                                                         -----------------
                                                             144,471,306
                                                         -----------------
INDUSTRIAL SERVICES ( 0.0% )
Reckson Service Industries, Inc. +          23,180               350,598
Safety-Kleen Corp. + ..............         62,675             1,135,984
                                                         -----------------
                                                               1,486,582
                                                         -----------------
INSURANCE ( 2.0% )
Allstate Corp. (The) ..............      1,545,600            55,448,400
Conseco, Inc. .....................      1,758,487            53,523,948
Hartford Life, Inc. ...............        130,600             6,872,825
Lincoln National Corp. ............        625,600            32,726,700
MGIC Investment Corp. .............        887,300            43,144,963
Nationwide Financial Services, Inc.         67,200             3,040,800
                                                         -----------------
                                                             194,757,636
                                                         -----------------
INVESTMENT SERVICES ( 1.2% )
Donaldson, Lufkin & Jenrette, Inc.
 - DLJ Direct + ...................         87,000             2,566,500
Edwards (A.G.),  Inc. .............         17,100               551,475
Goldman Sachs Group, Inc. (The) ...         36,600             2,644,350
Investors Financial Services Corp.          68,400             2,736,000
Lehman Brothers Holdings Inc. .....        710,700            44,241,075
Morgan Stanley Dean Witter & Co. ..        529,000            54,222,500
Paine Webber Group Inc. ...........        153,700             7,185,475
TD Waterhouse Group, Inc. + .......         41,200             1,032,575
Wit Capital Group, Inc. + .........          3,400               115,600
                                                         -----------------
                                                             115,295,550
                                                         -----------------
MAJOR TELECOMMUNICATIONS ( 4.8% )
ALLTEL Corp. ......................        124,410             8,895,315
AT&T Corp. ........................         42,100             2,349,706
Bell Atlantic Corp. ...............      1,881,400           122,996,525
BellSouth Corp. ...................      2,690,800           126,131,250
CenturyTel, Inc. ..................        103,575             4,117,106
GTE Corp. .........................        515,000            39,011,250
MCI Worldcom, Inc. + ..............        452,300            38,926,069
Network Plus Corp. + ..............         13,700               285,987
Sprint Corp. ......................      1,740,700            91,930,719
U.S. WEST, Inc. ...................        776,500            45,619,375
                                                         -----------------
                                                             480,263,302
                                                         -----------------
OIL ( 2.4% )
Ashland Oil, Inc. .................        903,100            36,236,888
Atlantic Richfield Co. ............        898,500            75,080,906
Chevron Corp. .....................        210,300            20,017,931
58 See Notes to Portfolio of Investments.

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
OIL (CONTINUED)
Kerr-McGee Corp. ..................        439,800       $    22,072,463
Pennzoil-Quaker State Co. + .......        176,500             2,647,500
Shell Transport & Trading Co. .....        129,500               971,153
Sunoco Inc. .......................      2,039,100            61,555,331
Tesoro Petroleum Corp. + ..........        792,400            12,628,875
Ultramar Diamond Shamrock Corp. ...        240,100             5,237,181
Union Pacific Resources Group Inc.         254,800             4,156,425
                                                         -----------------
                                                             240,604,653
                                                         -----------------
OIL SERVICES ( 0.8% )
Atwood Oceanics, Inc. + ...........          6,500               203,125
BJ Services Co. + .................        186,400             5,487,150
Cal Dive International, Inc. + ....        100,000             2,987,500
Eagle Geophysical, Inc. + .........         31,217                23,413
Global Marine Inc. + ..............        146,100             2,255,419
Halliburton Co. ...................        943,900            42,711,475
McDermott International, Inc., ADR          80,000             2,260,000
Pride International, Inc. + .......        139,500             1,473,469
Santa Fe International Corp. ......        137,800             3,169,400
Seitel, Inc. + ....................        485,700             7,862,268
Tidewater, Inc. ...................        136,500             4,163,250
Transocean Offshore, Inc. .........        262,800             6,898,500
Trico Marine Services, Inc. + .....        320,700             2,104,594
                                                         -----------------
                                                              81,599,563
                                                         -----------------
OTHER TELECOMMUNICATIONS ( 0.2% )
Aerial Communications, Inc. + .....        213,900             2,887,650
Allegiance Telecom, Inc. + ........         45,800             2,513,275
Cincinnati Bell Inc. ..............         57,500             1,433,906
Citizens Utilities Co. + ..........         91,861             1,021,954
Global TeleSystems Group,  Inc. + .         32,000             2,592,000
Rhythms NetConnections Inc. + .....         32,000             1,868,000
Teligent, Inc. + ..................         91,400             5,466,862
                                                         -----------------
                                                              17,783,647
                                                         -----------------
PRINT MEDIA ( 2.4% )
Central Newspapers, Inc. ..........         50,000             1,881,250
Factset Research Systems, Inc. + ..        116,550             6,599,644
Knight-Ridder, Inc. ...............      2,225,600           122,268,900
McClatchy Co. .....................        149,900             4,965,438
McGraw-Hill Co., Inc. .............         52,300             2,820,931
New York Times Co. ................      2,609,800            96,073,262
                                                         -----------------
                                                             234,609,425
                                                         -----------------
PRODUCER GOODS ( 3.4% )
C&D Technologies, Inc. ............        130,500             3,996,563
Corning, Inc. .....................         21,322             1,495,205
FMC Corp. + .......................         59,200             4,044,100
Graco, Inc. .......................         43,000             1,263,125
Ingersoll-Rand Co. ................      2,254,500           145,697,062
Milacron, Inc. ....................        460,800             8,524,800
RTI International Metals, Inc. + ..        319,800             4,697,063
SLI, Inc. + .......................        131,000             3,537,000
Tecumseh Products Co. .............         71,000             4,299,938
                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
PRODUCER GOODS (CONTINUED)
Transportation Technologies
 Industries, Inc. + ...............         22,400         $     296,800
Tyco International Ltd. ...........      1,625,972           154,060,847
                                                         -----------------
Varlen Corp. ......................        172,437             6,983,698
                                                         -----------------
                                                             338,896,201
                                                         -----------------
REAL ESTATE INVESTMENT TRUSTS ( 3.1% )
AMB Property Corp. ................         30,400               714,400
American Health Properties, Inc. ..         82,800             1,666,350
Apartment Investment & Management
 Co................................        215,200             9,199,800
Archstone Communities Trust .......        250,000             5,484,375
Arden Realty Group, Inc. ..........        116,000             2,856,500
Avalon Bay Communities, Inc. ......        123,692             4,576,604
Beacon Capital + + ................        267,600             4,114,350
Bedford Property Investors, Inc. ..         56,700             1,013,513
Boston Properties, Inc. ...........         44,800             1,607,200
Boykin Lodging Co. ................         68,400             1,051,650
Brandywine Realty Trust ...........        238,000             4,715,375
Cabot Industrial Trust ............         88,300             1,876,375
Camden Property Trust .............        259,299             7,195,547
Captec Net Lease Realty, Inc. .....        139,300             1,889,256
Carramerica Realty Corp. ..........        138,400             3,460,000
CBL & Associates Properties, Inc. .        353,300             9,318,287
Chelsea GCA Realty, Inc. ..........         41,600             1,544,400
Colonial Properties Trust .........        446,500            12,613,625
Commercial Net Lease Realty .......        143,100             1,842,413
Cornerstone Properties, Inc. ......        204,500             3,246,437
Crescent Real Estate Equities, Inc.        348,000             8,265,000
Criimi Mae, Inc. ..................        222,600               500,850
Crown America Realty Trust ........        206,500             1,510,031
Developers Diversified Realty Corp.        112,800             1,875,300
Duke Realty Investments, Inc. .....        381,800             8,614,362
Eastgroup Properties, Inc. ........         72,050             1,445,503
Equity Office Properties Trust ....        708,866            18,164,691
Equity One, Inc. ..................         69,300               684,338
Equity Residential Properties Trust        355,417            16,015,979
Essex Property Trust, Inc. ........        148,000             5,235,500
FelCor Lodging Trust Inc. .........         76,200             1,581,150
First Industrial Realty Trust, Inc.        104,100             2,856,244
Franchise Finance Corp. of America         155,600             3,423,200
Gables Residential Trust ..........         53,100             1,281,038
General Growth Properties, Inc. ...        172,300             6,116,650
Glenborough Realty Trust, Inc. ....        132,100             2,311,750
Glimcher Realty Trust .............         81,400             1,322,750
Golf Trust of America, Inc. .......         65,700             1,605,544
Health Care REIT, Inc. ............        188,400             4,380,300
Healthcare Realty Trust, Inc. .....        207,473             4,356,933
Home Properties of New York, Inc. .         18,900               522,113
Hospitality Properties Trust ......        137,500             3,729,687
HRPT Properties Trust .............        423,400             6,483,312
Imperial Credit Commercial Mortgage
 Investment Corp. .................         49,900               539,544

                                       See Notes to Portfolio of Investments. 59


GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
GROWTH AND INCOME (continued)

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Innkeepers USA Trust ..............        135,900       $     1,359,000
Kilroy Realty Corp. ...............         53,300             1,299,188
Kimco Realty Corp. ................        315,500            12,343,937
Koger Equity, Inc. ................        150,000             2,765,625
Lexington Corporate Properties
 Trust.............................         22,200               258,075
Liberty Property Trust ............        335,400             8,343,075
Manufactured Home Communities, Inc.        128,900             3,351,400
Meditrust Companies Corp. .........        253,400             3,310,037
MeriStar Hospitality Corp. ........         50,003             1,121,942
Mid-America Apartment
 Communities, Inc. ................         50,300             1,163,188
National Golf Properties, Inc. ....        185,500             4,509,969
National Health Investors, Inc. ...         22,500               513,281
OMEGA Healthcare Investors, Inc. ..        106,200             2,741,287
Parkway Properties, Inc. ..........         74,100             2,454,563
Post Properties, Inc. .............        266,900            10,942,900
Prentiss Properties Trust .........        214,900             5,050,150
Prime Retail, Inc. ................        142,600             1,238,838
Prison Realty Trust ...............        166,100             1,629,856
ProLogis Trust ....................        111,925             2,266,481
PS Business Parks, Inc. ...........         51,800             1,262,625
Public Storage, Inc. ..............        348,146             9,748,088
Reckson Associates Realty Corp. ...        147,700             3,470,950
Reckson Associates Realty Corp. ...         19,379               462,674
Regency Realty Corp. ..............        107,300             2,353,894
RFS Hotel Investors, Inc. .........         95,400             1,198,463
Shurgard Storage Centers, Inc. ....         15,000               406,875
Simon Property Group, Inc. ........        401,144            10,179,029
SL Green Realty Corp. .............         76,100             1,555,294
Spieker Properties, Inc. ..........         66,201             2,573,587
Starwood Hotels & Resort Worldwide,
 Inc...............................        154,200             4,712,737
Sun Communities, Inc. .............         84,000             2,982,000
Sunstone Hotel Investors, Inc. ....        100,000               850,000
Trinet Corporate Realty Trust, Inc.         62,550             1,731,853
United Dominion Realty Trust, Inc.         130,708             1,535,819
Universal Health Realty Income
 Trust.............................         36,700               722,531
Urban Shopping Centers, Inc. ......         77,000             2,425,500
Vornado Realty Trust ..............        272,600             9,626,187
Walden Residential Properties, Inc.         49,100             1,055,650
Weeks Corp. .......................         52,300             1,595,150
                                                         -----------------
                                                             309,919,924
                                                         -----------------
SEMICONDUCTORS AND ELECTRONICS ( 7.0% )
ADC Telecommunications, Inc. + ....         53,300             2,428,481
Alpha Industries, Inc. + ..........         12,300               585,788
Altera Corp. + ....................         96,200             3,541,363
ANADIGICS, Inc. + .................         19,700               728,900
Analog Devices, Inc. + ............        100,000             5,018,750
Applied Materials, Inc. + .........        951,800            70,314,225
C-Cube Microsystems, Inc. + .......         24,800               785,850
Comverse Technology, Inc. + .......         60,001             4,530,037
                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
SEMICONDUCTORS AND ELECTRONICS (CONTINUED)
Intel Corp. .......................      4,310,300       $   256,462,850
L-3 Communications Holdings, Inc. +         34,300             1,657,119
Lattice Semiconductor Corp. + .....         42,500             2,645,625
Linear Technology Corp. ...........         20,300             1,365,175
LSI Logic Corp. + .................        412,300            19,017,337
Lucent Technologies, Inc. .........      1,614,600           108,884,587
Methode Electronics, Inc. .........         18,700               427,763
QUALCOMM Inc. .....................         30,000             4,305,000
Sawtek, Inc. ......................         20,500               940,438
Solectron Corp. + .................         37,000             2,467,438
Tellabs, Inc. + ...................      1,393,000            94,114,562
Teradyne, Inc. + ..................         35,000             2,511,250
Texas Instruments, Inc. ...........        785,700           113,926,500
TriQuint Semiconductor, Inc. + ....         24,100             1,369,181
Vitesse Semiconductor Corp. + .....         59,400             4,005,787
Xilinx, Inc. + ....................         38,500             2,204,125
                                                         -----------------
                                                             704,238,131
                                                         -----------------
SPECIALTY CHEMICALS ( 0.0% )
Albemarle Corp. ...................         26,800               619,750
Solutia, Inc. .....................        100,700             2,146,169
                                                         -----------------
                                                               2,765,919
                                                         -----------------
STEEL ( 0.0% )
Cleveland-Cliffs, Inc. ............         92,200             2,984,975
                                                         ---------------
SURFACE TRANSPORT ( 0.3% )
Union Pacific Corp. ...............        490,400            28,596,450
                                                         ---------------
TEXTILES AND APPAREL ( 0.1% )
Authentic Fitness Corp. ...........         64,900             1,135,750
Jones Apparel Group, Inc. + .......        165,200             5,668,425
K-Swiss Inc. ......................        114,600             5,328,900
                                                         -----------------
                                                              12,133,075
                                                         -----------------
TOTAL UNITED STATES (COST $7,677,199,398)                  9,045,839,933
                                                         -----------------
FOREIGN COMMON STOCKS ( 5.3% )
AUSTRALIA ( 0.1% )
Amcor Ltd.
 (Forest Products and Building
 Materials)........................        300,000             1,667,591
Foster's Brewing Group Ltd.
 (Food and Beverage) ..............      1,607,800             4,531,376
Telstra Corp. Ltd.
 (Other Telecommunications) + .....        749,900             4,296,978
                                                         -----------------
TOTAL AUSTRALIA                                               10,495,945
                                                         -----------------
BRAZIL ( 0.0% )
Telecomunicaciones Brasileiras SA,
 ADR (Other Telecommunications) ...         15,020             1,354,616
                                                         ---------------
CANADA ( 0.1% )
BCE Inc. (Other Telecommunications)         46,099             2,234,716

60 See Notes to Portfolio of Investments.


                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
CANADA (CONTINUED)
Canadian National Railway Co.
 (Surface Transport) ..............         81,000       $     5,422,460
Trizec Hahn Corp.
 (Real Estate Investment Trusts) ..         78,800             1,605,550
                                                         -----------------
TOTAL CANADA                                                   9,262,726
                                                         -----------------
DENMARK ( 0.2% )
Carli Gry International A/S
 (Textiles and Apparel) ...........        356,500             7,534,483
Falck A/S (Consumer Services) .....         15,000             1,230,534
Novo-Nordisk A/S (Drugs) ..........         39,790             4,298,780
Sondagsavisen AS (Print Media) ....          6,000               383,760
Tele Danmark A/S
 (Other Telecommunications) .......        150,600             7,412,736
Vestas Wind Systems AS
 (Producer Goods) + ...............         27,500             2,428,045
                                                         -----------------
TOTAL DENMARK                                                 23,288,338
                                                         -----------------
FINLAND ( 0.2% )
Nokia Corp., ADR
 (Semiconductors and Electronics) .         94,000             8,606,875
Pohjola Group Insurance Corp.
 (Insurance).......................         93,800             4,812,613
Teleste Corp.
 (Major Telecommunications) .......        118,000             1,070,902
Tieto Corp. (Data and Imaging
 Services).........................         38,800             1,616,583
                                                         -----------------
TOTAL FINLAND                                                 16,106,973
                                                         -----------------
FRANCE ( 0.6% )
Accor SA (Consumer Services) ......         10,000             2,511,215
Aerospatiale Matra
 (Conglomerate and Aerospace) .....        140,000             3,226,938
Alstom (Industrial Services) + ....        210,100             6,608,622
Axa (Insurance) ...................         53,100             6,478,348
Carrefour SA (Food and Drug Retail)         30,870             4,536,663
Elf Aquitaine SA (Oil) ............         36,500             5,356,521
Galeries Lafayette (Discretionary
 Retail)...........................         44,360             5,869,528
Gemini Sogeti SA
 (Data and Imaging Services) ......         33,400             5,249,482
Groupe Danone (Food and Beverage) .         21,100             5,440,107
Societe Generale (Banks and
 Thrifts)..........................         10,100             1,780,117
STMicroelectronics
 (Semiconductors and Electronics) .         95,062             6,333,219
Vivendi (Conglomerate and
 Aerospace)........................        120,272             9,743,068
                                                         -----------------
TOTAL FRANCE                                                  63,133,828
                                                         -----------------
GERMANY ( 0.4% )
Adidas-Salomon AG
 (Textiles and Apparel) ...........         25,800             2,560,976
Bayericshe Hypo-und Vereinsb
 (Banks and Thrifts) + ............         72,687             4,722,613
Buderus AG
 (Forest Products and Building
 Materials)........................          9,120             3,658,722
DaimlerChrysler AG (Automotive) ...         41,763             3,617,895
Debitel (Banks and Thrifts) .......         30,000               860,104
Deutsche Pfandbrief &
 Hypothekenbank AG (Banks and
 Thrifts)..........................         62,300             5,653,999
                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
GERMANY (CONTINUED)
Douglas Holding AG
 (Discretionary Retail) ...........         11,700         $     524,880
Fresenius Medical Care AG
 (Biotech and Medical Products) ...         74,350             4,439,607
Gehe AG (Health Services) .........         92,500             4,254,628
Mannesmann AG (Producer Goods) ....         76,350            11,393,643
Siemens AG
 (Electrical Machinery and
 Instruments)......................         26,740             2,062,757
                                                         -----------------
TOTAL GERMANY                                                 43,749,824
                                                         -----------------
HONG KONG ( 0.0% )
China Telecom Ltd.
 (Other Telecommunications) + .....        486,000             1,349,843
First Pacific Co. Ltd. (Producer
 Goods)............................      3,025,510             2,573,608
                                                         -----------------
TOTAL HONG KONG                                                3,923,451
                                                         -----------------
IRELAND ( 0.2% )
Allied Irish Banks (Banks and
 Thrifts)..........................        443,833             5,835,993
CRH Plc
 (Forest Products and Building
 Materials)........................        393,030             6,971,708
Waterford Wedgewood
 (Housing and Furnishings) ........      5,197,999             5,360,696
                                                         -----------------
TOTAL IRELAND                                                 18,168,397
                                                         -----------------
ITALY ( 0.1% )
Banca del Nazionale Lavoro
 (Banks and Thrifts) + ............      1,214,000             3,818,595
Telecom Italia SpA
 (Other Telecommunications) .......        493,500             5,130,181
                                                         -----------------
TOTAL ITALY                                                    8,948,776
                                                         -----------------
JAPAN ( 0.5% )
Asatsu-DK Inc. (Commercial
 Services).........................          4,800               126,900
Citizen Watch Co. (Consumer
 Specialties)......................         90,000               780,734
Fuji Heavy Industries Ltd.
 (Automotive)......................        492,000             3,796,497
Meitec Corp. (Commercial Services)          96,800             3,238,929
Mizuno Corp. (Consumer Specialties)        674,000             2,550,330
NTT Mobile Communication Network,
 Inc. (Other Telecommunications) +           4,800             6,503,635
Promise Co., Ltd. (Consumer
 Finance)..........................         75,800             4,477,611
Seino Transportation Co. Ltd.
 (Surface Transport) ..............        900,000             5,353,602
Shin-Etsu Chemical Co., Ltd.
 (Specialty Chemicals) ............        142,000             4,751,322
Shohkoh Fund & Co. (Consumer
 Finance)..........................          2,100             1,505,948
SoftBank Corp.
 (Semiconductors and Electronics) .         30,600             6,196,348
Sony Corp. (Housing and
 Furnishings)......................         48,500             5,229,057
Terumo Corp.
 (Biotech and Medical Products) ...        162,800             3,624,802
                                                         -----------------
TOTAL JAPAN                                                   48,135,715
                                                         -----------------
MEXICO ( 0.0% )
Cemex SA de CV
 (Forest Products and Building
 Materials)........................        323,000             1,658,633

                                       See Notes to Portfolio of Investments. 61


GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
GROWTH AND INCOME (continued)

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
MEXICO (CONTINUED)
Telefonos de Mexico SA, ADR
 (Other Telecommunications) .......         17,500       $     1,414,219
                                                         -----------------
TOTAL MEXICO                                                   3,072,852
                                                         -----------------
NETHERLANDS ( 1.3% )
Akzo Nobel NV (Specialty Chemicals)         74,100             3,117,909
ING Groep NV
 (Diversified Financial Services) .        193,322            10,467,081
Koninklijke Ahold NV
 (Food and Drug Retail) ...........        135,256             4,658,950
Libertel NV (Other) ...............         75,000             1,469,603
Nutreco Holding NV
 (Food and Drug Retail) ...........        180,600             6,407,096
Royal Dutch Petroleum Co. (Oil) ...      1,439,000            86,699,750
United Pan-Europe Communications NV
 (Electronic Media) + .............         39,100             2,121,033
United Pan-Europe Communications NV
 (Electronic Media) ...............         45,000             2,486,250
Vendex KBB N.V. (Discretionary
 Retail)...........................        140,973             3,765,483
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit
 (Print Media) ....................        122,400             4,891,456
                                                         -----------------
TOTAL NETHERLANDS                                            126,084,611
                                                         -----------------
NEW ZEALAND ( 0.0% )
Fernz Corp. Ltd. (Specialty
 Chemicals)........................        579,500             1,676,641
                                                         ---------------
NORWAY ( 0.2% )
Christiania Bank Og Kredkasse
 (Banks and Thrifts) ..............        580,000             2,084,980
Contextvision AB
 (Data and Imaging Services) + ....        340,700               973,738
Merkantildata ASA
 (Data and Imaging Services) ......        461,900             4,459,117
Ocean Rig ASA (Oil Services) + ....     24,274,300             7,307,728
Petroleum Geo-Services (Oil
 Services) + ......................        232,400             3,498,177
Tomra Systems ASA (Producer Goods)          63,000             2,368,752
                                                         -----------------
TOTAL NORWAY                                                  20,692,492
                                                         -----------------
SPAIN ( 0.1% )
Telefonica de Espana
 (Major Telecommunications) .......        133,334             6,422,969
Telefonica Publicidad e
 Informacion, S.A. (Consumer
 Services).........................        100,000             1,995,565
                                                         -----------------
TOTAL SPAIN                                                    8,418,534
                                                         -----------------
SWEDEN ( 0.2% )
Autoliv, Inc. (Automotive) ........         22,900               697,612
Ericsson ADR
 (Other Telecommunications) .......         62,600             2,061,887
Securitas AB (Commercial Services)         580,400             8,669,819
Skandinaviska Enskilda Banken
 (Banks and Thrifts) ..............        348,400             4,056,881
Svenska Cellulosa AB
 (Consumer Products) ..............         57,600             1,490,473
                                                         -----------------
TOTAL SWEDEN                                                  16,976,672
                                                         -----------------

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
SWITZERLAND ( 0.3% )
Fischer (Georg) AG (Producer Goods)          9,970        $    3,251,505
Roche Holding AG (Drugs) ..........            774             7,956,079
Sulzer AG
 (Conglomerate and Aerospace) + ...          6,470             3,932,941
Swiss Common
 (Other Telecommunications) + .....         16,500             6,208,993
UBS AG (Banks and Thrifts) ........         21,100             6,297,697
                                                         -----------------
TOTAL SWITZERLAND                                             27,647,215
                                                         -----------------
UNITED KINGDOM ( 0.8% )
BAA Plc (Commercial Services) .....        630,900             6,066,375
Bank of Scotland (Banks and
 Thrifts)..........................        486,613             6,443,204
Bass Plc (Food and Beverage) ......         42,500               616,668
British Aerospace Plc
 (Conglomerate and Aerospace) .....         85,957               557,897
British Telecom Plc
 (Other Telecommunications) .......        383,489             6,425,768
Cable & Wireless Plc
 (Other Telecommunications) + .....        512,700             6,534,046
Dixons Group Plc (Discretionary
 Retail)...........................        376,737             7,037,129
General Electric Co. Plc
 (Conglomerate and Aerospace) .....        337,600             3,443,068
Glaxo Wellcome Plc (Drugs) ........          1,696                47,132
Granada Group Plc (Electronic
 Media) + .........................        362,962             6,734,052
Hanson Plc (Conglomerate and
 Aerospace)........................        320,600             2,847,714
Kingfisher Plc (Discretionary
 Retail)...........................        426,312             4,905,568
MEPC Plc (Diversified Financial
 Services).........................        456,102             3,709,794
National Westminster Bank Plc
 (Banks and Thrifts) ..............        179,750             3,810,922
Railtrack Group (Surface Transport)         70,000             1,431,123
SmithKline Beecham Plc (Drugs) ....        473,079             6,148,415
Vodafone Group Plc
 (Other Telecommunications) .......        482,914             9,515,217
WPP Group Plc (Commercial Services)        651,785             5,512,048
                                                         -----------------
TOTAL UNITED KINGDOM                                          81,786,140
                                                         -----------------
TOTAL FOREIGN COMMON STOCKS (COST $471,976,859)              532,923,746
                                                         -----------------
TOTAL COMMON STOCKS (COST $8,149,176,257)                  9,578,763,679
                                                         -----------------
PREFERRED STOCKS ( 0.2% )
UNITED STATES ( 0.2% )
Archstone Communities Trust
 (Real Estate Investment Trusts) ..         19,400               577,150
Chancellor Media Corp.
 (Electronic Media) + .............         18,600             2,856,428
Equity Residential Properties Trust
 (Real Estate Investment Trusts) +          27,900               704,475
Ingersoll-Rand Co. (Producer Goods)
 +.................................         55,800             1,674,000
International Paper Co. (Forest
 Products and Building Materials) +
 ++................................          9,300               483,600
Kaufman & Broad Home Corp.
 (Housing and Furnishings) + ......        255,800             2,078,375

62 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                       NUMBER OF             MARKET
                                        SHARES                VALUE
                                     ---------------     -----------------
UNITED STATES (CONTINUED)
Lincoln National Corp. (Insurance)
 +.................................         74,400        $    2,022,750
Merrill "Dg" (Strypes)
 (Discretionary Retail) + .........         69,700             2,988,387
Merrill CBR (Investment Services) +         27,900             1,171,800
Owens-Illinois, Inc. (Forest
 Products and Building Materials) +         18,600               813,750
Salomon, Inc. (Investment Services)
 +.................................         69,800             5,374,600
Tanger Factory Outlet Centers, Inc.
 (Real Estate Investment Trusts) +          55,800             1,318,275
Union Planters Co. (Banks and
 Thrifts) + .......................         18,600             1,036,950
                                                         -----------------
TOTAL UNITED STATES                                           23,100,540
                                                         -----------------
TOTAL PREFERRED STOCKS (COST $20,833,501)                     23,100,540
                                                         -----------------
                                       NUMBER OF
                                       CONTRACTS
                                     ---------------
PUT OPTIONS PURCHASED ( 0.0% )
Russell 2000 Index, Strike $440,
 Sept. 99..........................          3,515             3,822,563
S&P MidCap 400 Index, Strike $400,
 Sept. 99..........................            987               999,338
                                                         -----------------
TOTAL PUT OPTIONS PURCHASED (COST $8,987,971)                  4,821,901
                                                         -----------------
                                       PRINCIPAL
                                        AMOUNT
                                     ---------------
LONG-TERM BONDS AND NOTES ( 1.0% )
CORPORATE BONDS ( 1.0% )
Agnico-Eagle Mines
 Ltd.,3.50%,01/27/04...............   $  2,900,000             1,816,125
Alza Corp.,5.00%,05/01/06 .........        930,000             1,275,262
American Express Credit Corp.,
 1.13%,02/19/03 ...................      2,820,000             3,426,300
Automatic Data Processing, Inc.,
 Zero Coupon,02/20/12 .............        970,000             1,090,037
Baker Hughes, Inc.,Zero
 Coupon,05/05/08...................      3,325,000             2,493,750
Brightpoint Convertible,Zero
 Coupon,
 03/11/18 .........................      3,255,000               813,750
Checkpoint Systems,
 Inc.,5.25%,11/01/05...............      1,162,000               880,215
Comcast Corp.,Zero Coupon,05/15/59       6,470,000             5,596,550
Comverse Technology, Inc.,
 5.75%,10/01/06 ++ ................      4,600,000            11,845,000
Credence Systems
 Corp.,5.25%,09/15/02 ++ ..........      3,700,000             3,330,000
Einstein/Noah Bagel Corp.,
 7.25%,06/01/04 ...................      4,630,000             2,643,796
EMC  Corp.,3.25%,03/15/02 ++ ......      3,660,000            17,943,150
Fremont General Corp.,Zero Coupon,
 10/12/13 .........................        930,000               671,925
Hewlett Packard Co.,Zero Coupon,
 10/14/17 ++ ......................      8,370,000             5,283,562
Home Depot, Inc.,3.25%,10/01/01 ...      1,860,000             5,203,350
Homebase, Inc.,5.25%,11/01/04 .....      2,790,000             2,427,300
Integrated Health Services,
 Inc.,5.75%,01/01/01...............      1,395,000               896,288
Marriott International, Inc.,Zero
 Coupon,
 03/25/11 ++ ......................      2,730,000             1,951,950

                                  PRINCIPAL AMOUNT           MARKET
                                                              VALUE
                                  ------------------     -----------------
CORPORATE BONDS (CONTINUED)
National Semiconductor Corp.,
 6.50%,10/01/02 ++ ................  $   4,650,000        $    4,417,500
Office Depot, Inc.,Zero
 Coupon,12/11/07...................      3,425,000             3,442,125
Ogden Corp.,5.75%,10/20/02 ........        930,000               868,388
Ogden Corp.,6.00%,06/01/02 ........        475,000               448,875
Pennzenergy Co.,4.90%,08/15/08 ....        532,000               572,565
Pennzenergy Co.,4.95%,08/15/08 ....        727,000               748,810
Phycor, Inc.,4.50%,02/15/03 .......      1,395,000               779,456
Phymatrix Corp.,6.75%,06/15/03 ....      2,300,000             1,035,000
Pioneer Financial
 Services,6.50%,04/01/03...........      1,395,000             1,508,344
Roche Holdings,Zero Coupon,05/06/12
 ++................................     11,625,000             5,565,469
Tel-Save Holding,
 Inc.,5.00%,12/15/04 ++ ...........      1,400,000               896,000
Thermo Instrument System,
 4.50%,10/15/03 ++ ................        930,000               830,025
Tribune Co.,Zero Coupon,05/15/29 ..      3,530,000             4,421,325
U.S. Cellular Corp.,Zero
 Coupon,06/15/15...................      2,325,000             1,162,500
Vantive Corp.,4.75%,09/01/02 ++ ...        930,000               696,338
Veterinary Centers of America,
 Inc.,
 5.25%,05/01/06 ++ ................        465,000               339,450
                                                         -----------------
TOTAL CORPORATE BONDS                                         97,320,480
                                                         -----------------
TOTAL LONG-TERM BONDS AND NOTES (COST $76,431,358)            97,320,480
                                                         -----------------
SHORT-TERM INVESTMENTS ( 2.3% )
Central & South West Corp.,
 6.25%,07/01/99 ++ ................     58,333,000            58,333,000
Conagra, Inc.,5.30%,06/12/00 ......     25,000,000            24,998,250
Lockheed Martin
 Corp.,6.14%,07/01/99 ++ ..........     43,105,000            43,105,000
Rohm & Haas Co.,6.30%,07/01/99 ....     48,485,000            48,485,000
TRW, Inc.,6.15%,07/01/99 ++ .......     42,754,000            42,754,000
U.S. Treasury Bill,4.43%,08/19/99 @     16,200,000            16,102,319
U.S. Treasury Bill,4.48%,08/19/99 @      1,200,000             1,192,704
                                                         -----------------
TOTAL SHORT-TERM INVESTMENTS (COST $234,934,197)             234,970,273
                                                         -----------------
TOTAL INVESTMENTS (COST $8,490,363,284)(A)                 9,938,976,873
OTHER ASSETS LESS LIABILITIES                                 60,384,494
                                                         -----------------
TOTAL NET ASSETS                                          $9,999,361,367
                                                         =================

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $8,540,125,749. Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:

Unrealized gains...........................           $1,693,311,744
Unrealized losses..........................             (294,460,620)
                                             -----------------------
 Net unrealized gain.......................           $1,398,851,124
                                             =======================

                                           See Notes to Financial Statements. 63

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
GROWTH AND INCOME (continued)

NOTES TO PORTFOLIO OF INVESTMENTS (CONTINUED)
Information concerning open futures contracts at June 30, 1999 is shown below:

                          NO. OF       INITIAL     EXPIRATION     UNREALIZED
                        CONTRACTS       VALUE         DATE        GAIN/(LOSS)
                        ----------  -------------  -----------  ----------------
    LONG CONTRACTS
----------------------
Russell 2000 Index
Futures...............      30      $  6,667,275     Sept 99     $    262,725
S&P 500 Index Futures.     533       176,923,382     Sept 99        7,188,143
DAX Index Futures.....      67         9,431,092     Sept 99         (119,193)
CAC 40 Index Futures..      55         2,554,959     Sept 99           39,138
                                    ------------                 ------------
                                    $195,576,708                 $  7,370,813
                                    ============                 ============

                         NO. OF       INITIAL      EXPIRATION    UNREALIZED
                        CONTRACTS      VALUE          DATE       GAIN/(LOSS)
                        ---------  --------------  ----------  ---------------
   SHORT CONTRACTS
----------------------
FTSE 100 Index Futures     47       $ (4,883,992)   Sept 99      $    134,427
TOPIX Index Futures...     60         (6,800,370)   Sept 99         (294,696)
                                   --------------               -------------
                                     (11,684,362)                   (160,269)
                                   ==============               =============

Information concerning options written at June 30, 1999 is shown below:
                         NO. OF    EXERCISE   EXPIRATION       MARKET
                       CONTRACTS     PRICE       DATE           VALUE
                       ----------  ---------  -----------  ----------------
    CALL OPTIONS
---------------------
Russell 2000 Index...    3,515      $440.00     Sept 99     $(11,335,875)
S&P MidCap 400 Index.      987       400.00     Sept 99       (2,874,638)
                                                            ------------
                                                            $(14,210,513)
                                                            ============


+ Non-income producing security.
+ Restricted security.  This security has been determined to be illiquid under guidelines established by the Board of Directors.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 1999.

Information concerning restricted securities at June 30, 1999 is shown below:

                                             ACQUISITION
                                                 DATE               COST
                                           ----------------  -------------------
Beacon Capital ..........................      03/17/98         $  5,352,000
Central & South West Corp. ..............      06/29/99           58,333,000
Comverse Technology, Inc. ...............      10/04/96            4,600,000
Credence Systems Corp. ..................      09/10/97            3,700,000
EMC Corp. ...............................      03/11/97            3,660,000
Hewlett Packard Co. .....................      10/14/97            4,747,033
International Paper Co. .................      07/13/95              465,000
Lockheed Martin Corp. ...................      06/29/99           43,105,000
Marriott International, Inc. ............      03/25/96            1,649,728
National Semiconductor Corp. ............      09/27/95            4,650,000
Roche Holdings ..........................      05/06/97            5,190,061
Tel-Save Holding, Inc. ..................      12/10/97            1,400,000
Thermo Instrument System ................      10/24/96              930,000
TRW, Inc. ...............................      06/29/99           42,754,000
Vantive Corp. ...........................      08/21/97              930,000
Veterinary Centers of America, Inc. .....      04/17/96              458,122
                                                                ------------
                                                                $181,923,944
                                                                ============

The market value of the total restricted securities above represent 2.02% of the total net assets.

Category percentages are based on net assets.

64 See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999
REAL ESTATE

                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------
COMMON STOCKS ( 100.0% )
REAL ESTATE INVESTMENT TRUSTS ( 100.0% )
Apartment Investment & Management Co. ....     5,600         $   239,400
Archstone Communities Trust ..............     2,600              57,038
Arden Realty Group, Inc. .................     2,700              66,487
Avalon Bay Communities, Inc. .............     1,700              62,900
Beacon Capital + + .......................     6,800             104,550
Bedford Property Investors, Inc. .........     2,600              46,475
Boston Properties, Inc. ..................     2,600              93,275
Brandywine Realty Trust ..................     3,800              75,287
Camden Property Trust ....................     8,800             244,200
Capital Automotive REIT ..................     2,200              29,150
Captec Net Lease Realty, Inc. ............       300               4,069
CBL & Associates Properties, Inc. ........     8,200             216,275
Colonial Properties Trust ................     3,000              84,750
Crescent Real Estate Equities, Inc. ......     6,600             156,750
Criimi Mae, Inc. .........................     8,600              19,350
Developers Diversified Realty Corp. ......     6,600             109,725
Equity Office Properties Trust ...........    11,400             292,125
Equity One, Inc. .........................       900               8,888
Equity Residential Properties Trust ......     5,300             238,831
Essex Property Trust, Inc. ...............     6,300             222,862
First Industrial Realty Trust, Inc. ......     2,200              60,362
General Growth Properties, Inc. ..........     4,100             145,550
Glenborough Realty Trust, Inc. ...........     6,300             110,250
Golf Trust of America, Inc. ..............     6,600             161,287
Health Care REIT, Inc. ...................     8,400             195,300
Healthcare Realty Trust, Inc. ............     2,500              52,500
Home Properties of New York, Inc. ........     3,800             104,975
Hospitality Properties Trust .............     1,800              48,825
Host Marriott Corp. ......................    12,000             142,500
HRPT Properties Trust ....................     3,500              53,594
Imperial Credit Commercial Mortgage
 Investment Corp. ........................       700               7,569
Kimco Realty Corp. .......................     4,600             179,975
Koger Equity, Inc. .......................     6,900             127,219
Liberty Property Trust ...................     5,200             129,350
Manufactured Home Communities, Inc. ......     2,200              57,200
Pan Pacific Retail Properties, Inc. ......     1,400              27,125
Parkway Properties, Inc. .................     1,600              53,000
Post Properties, Inc. ....................     4,200             172,200
Prentiss Properties Trust ................     4,700             110,450
Prime Retail, Inc. .......................     2,400              20,850
PS Business Parks, Inc. ..................    10,200             248,625
Public Storage, Inc. .....................     2,088              58,464
Reckson Associates Realty Corp. ..........     2,400              56,400
Reckson Associates Realty Corp. ..........       451              10,768
Shurgard Storage Centers, Inc. ...........     1,400              37,975
Simon Property Group, Inc. ...............     5,800             147,175
Starwood Hotels & Resort Worldwide, Inc. .     4,400             134,475
Summit Properties Inc. ...................     3,000              59,250
Sun Communities, Inc. ....................     1,600              56,800
                                            NUMBER OF          MARKET
                                              SHARES            VALUE
                                            ------------     -------------

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Trizec Hahn Corp. ........................     1,300          $   26,488
Weeks Corp. ..............................     4,000             122,000
                                                             -------------
TOTAL COMMON STOCKS (COST $5,788,329)                          5,290,888
                                                             -------------
TOTAL INVESTMENTS  (COST $5,788,329)(A)                        5,290,888
OTHER ASSETS LESS LIABILITIES                                        431
                                                             -------------
TOTAL NET ASSETS                                              $5,291,319
                                                             =============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $5,810,644. Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:

Unrealized gains...............................            $ 122,111
Unrealized losses..............................             (641,867)
                                                 -------------------
 Net unrealized loss...........................            $(519,756)
                                                 ===================

+ Non-income producing security.
+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Information concerning restricted securities at June 30, 1999 is shown below:
                                          ACQUISITION
                                             DATE                   COST
                                     ---------------------  --------------------
Beacon Capital ....................        03/17/98               $136,000
                                                                  ========

The market value of the total restricted securities above represent 1.98% of the total net assets.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 65

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                                BALANCED     GROWTH AND INCOME     REAL ESTATE
                             --------------  ------------------  ----------------
ASSETS:
Investments, at market
 value................       $1,955,207,404   $ 9,938,976,873     $  5,290,888
Cash .................              266,499         5,050,313           47,969
Cash denominated in
 foreign currencies ..                   --        19,481,596               --
Receivable for:
 Dividends and
 interest.............            9,732,710         9,822,865           48,990
 Investments sold ....           19,970,755        85,759,991           21,095
 Fund shares sold ....               25,391            87,840               --
 Variation margin ....              213,900         3,505,818               --
 Recoverable foreign
 taxes................                   --           891,431               --
Prepaid expenses .....                7,919            45,611               24
Gross unrealized gain
 on forward foreign
 currency exchange
 contracts............                   --         1,493,968               --
                             --------------   ---------------     ------------
     Total assets ....        1,985,424,578    10,065,116,306        5,408,966
                             --------------   ---------------     ------------
LIABILITIES:
Payable for:
 Investments purchased           13,946,895        41,687,196               --
 Fund shares redeemed             1,758,070         4,663,947          109,329
 Call options written,
 at market value
 (Premiums received,
 Growth and Income,
 $11,525,901).........                   --        14,210,513               --
 Accrued investment
 advisory fees .......              786,205         3,969,293            3,415
 Accrued
 administrative
 service fees ........              117,931           499,669              342
 Accrued custody fees                58,105           198,295            2,274
Other liabilities ....               67,795           275,867            2,287
Gross unrealized loss
 on forward foreign
 currency exchange
 contracts............                   --           250,159               --
                             --------------   ---------------     ------------
     Total liabilities           16,735,001        65,754,939          117,647
                             --------------   ---------------     ------------
 NET ASSETS ..........       $1,968,689,577   $ 9,999,361,367     $  5,291,319
                             ==============   ===============     ============
NET ASSETS REPRESENTED
 BY:
Paid-in capital ......       $1,629,457,614   $ 7,702,472,739     $  5,910,794
Net unrealized gain
 (loss) on
 investments, open
 futures contracts and
 foreign currency
 related transactions           234,120,744     1,454,384,646         (497,441)
Undistributed net
 investment income ...           27,612,947        10,411,155          150,435
Accumulated net
 realized gain (loss)
 on investments ......           77,498,272       832,092,827         (272,469)
                             --------------   ---------------     ------------
 NET ASSETS ..........       $1,968,689,577   $ 9,999,361,367     $  5,291,319
                             ==============   ===============     ============
CAPITAL SHARES:
Authorized ...........          Two Billion         Unlimited      Two Billion
Par Value ............       $        0.001   $         1.000     $      0.001
Outstanding ..........          126,967,325       294,870,872          584,851
Net Asset Value,
 offering and
 redemption price per
 share (net assets
 divided by shares
 outstanding).........       $        15.51   $         33.91     $       9.05

Cost of investments ..       $1,721,670,093   $ 8,490,363,284     $  5,788,329
Cost of cash
 denominated in
 foreign currencies ..       $           --   $    19,538,776     $         --

66 See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 1999 (UNAUDITED)

                                                    GROWTH AND
                                      BALANCED        INCOME       REAL ESTATE
                                    -------------  -------------  -------------
INVESTMENT INCOME:
Dividends ........................  $  6,932,383   $ 61,634,418     $168,452
Interest .........................    26,326,463      9,705,084        6,623
                                    ------------   ------------     --------
                                      33,258,846     71,339,502      175,075
Foreign taxes withheld on
 dividends........................       (78,909)      (566,499)          --
                                    ------------   ------------     --------
     Total investment income .....    33,179,937     70,773,003      175,075
                                    ------------   ------------     --------
INVESTMENT EXPENSES:
Investment advisory fees .........     4,663,418     23,837,863       19,407
Administrative services fees .....       699,513      2,993,376        1,941
Printing and postage fees ........        26,522        143,413        1,430
Custody fees .....................        64,325        198,757        1,185
Transfer agent fees ..............         1,262          5,814        1,279
Audit fees .......................        22,227         31,599       13,121
Directors'/Trustees' fees ........        27,319        145,413           87
Registration fees ................        22,511         95,134          235
Miscellaneous expenses ...........        28,563        159,247          103
                                    ------------   ------------     --------
Expenses before reimbursement and
 waiver from Investment Adviser ..     5,555,660     27,610,616       38,788
Expense reimbursement and waiver
 from Investment Adviser .........            --             --      (14,181)
                                    ------------   ------------     --------
     Net expenses ................     5,555,660     27,610,616       24,607
                                    ------------   ------------     --------
Net investment income ............    27,624,277     43,162,387      150,468
                                    ------------   ------------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments .....................    82,684,850    893,485,354      (86,377)
 Closed and expired options ......            --    (55,572,733)          --
 Futures and forward foreign
 currency exchange contracts .....     2,431,352     46,909,486           --
 Foreign currency related
 transactions.....................            --     (2,810,452)          --
                                    ------------   ------------     --------
     Net realized gain (loss) on
     investments..................    85,116,202    882,011,655      (86,377)
                                    ------------   ------------     --------
Net change in unrealized gain or
 loss on:
 Investments .....................     7,246,730      1,336,091      251,520
 Written options .................            --     25,140,455           --
 Futures and forward foreign
 currency exchange contracts .....       583,433    (20,212,827)          --
 Foreign currency related
 transactions.....................            --       (172,593)          --
                                    ------------   ------------     --------
     Net change in unrealized gain
     or loss on investments ......     7,830,163      6,091,126      251,520
                                    ------------   ------------     --------
Net realized and change in
 unrealized gain or loss on
 investments......................    92,946,365    888,102,781      165,143
                                    ------------   ------------     --------
Net increase in net assets
 resulting from operations .......  $120,570,642   $931,265,168     $315,611
                                    ============   ============     ========

                                          See Notes to Financial Statements. 67

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

                                                       BALANCED
                                          -----------------------------------
                                             SIX MONTH
                                           PERIOD ENDED
                                           JUNE 30, 1999        YEAR ENDED
                                            (UNAUDITED)      DECEMBER 31, 1998
                                           -------------     -----------------
FROM OPERATIONS:
Net investment income...................  $   27,624,277      $   53,056,913
Net realized gain on investments........      85,116,202         129,611,198
Net change in unrealized gain or loss on
 investments............................       7,830,163          90,857,948
                                          --------------      --------------
 Net increase in net assets resulting
 from operations........................     120,570,642         273,526,059
                                          --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.............      (8,062,898)        (45,005,345)
 From net realized gains................    (135,409,611)       (255,329,194)
                                          --------------      --------------
 Decrease in net assets from
 distributions to shareholders..........    (143,472,509)       (300,334,539)
                                          --------------      --------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold..............     113,166,299          63,609,192
 Net asset value of shares issued upon
  reinvestment of distributions.........     143,472,509         300,334,539
 Payments for shares redeemed...........    (117,402,865)       (126,833,307)
                                          --------------      --------------
 Net increase in net assets from fund
 share transactions.....................     139,235,943         237,110,424
                                          --------------      --------------
Net change in net assets................     116,334,076         210,301,944
NET ASSETS:
Beginning of period.....................   1,852,355,501       1,642,053,557
                                          --------------      --------------
End of period...........................  $1,968,689,577      $1,852,355,501
                                          ==============      ==============
End of period net assets includes
 undistributed net investment income....  $   27,612,947      $    8,051,568
                                          ==============      ==============
SHARE TRANSACTIONS:
 Number of shares sold..................       7,085,559           3,888,368
 Number of shares issued upon
  reinvestment of distributions.........       9,438,981          19,665,398
 Number of shares redeemed..............      (7,323,364)         (8,207,096)
                                          --------------      --------------
 Net increase...........................       9,201,176          15,346,670
                                          ==============      ==============

68 See Notes to Financial Statements.

                                                  GROWTH AND INCOME
                                          -----------------------------------
                                             SIX MONTH
                                           PERIOD ENDED
                                           JUNE 30, 1999        YEAR ENDED
                                            (UNAUDITED)      DECEMBER 31, 1998
                                           -------------     -----------------
FROM OPERATIONS:
Net investment income...................  $   43,162,387     $    98,576,593
Net realized gain on investments........     882,011,655       1,720,373,368
Net change in unrealized gain or loss on
 investments............................       6,091,126        (546,496,697)
                                          --------------     ---------------
 Net increase in net assets resulting
 from operations........................     931,265,168       1,272,453,264
                                          --------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.............     (31,808,432)       (106,400,592)
 From net realized gains................    (280,502,939)     (1,621,614,754)
                                          --------------     ---------------
 Decrease in net assets from
 distributions to shareholders..........    (312,311,371)     (1,728,015,346)
                                          --------------     ---------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold..............      94,496,342         173,705,279
 Net asset value of shares issued upon
  reinvestment of distributions.........     312,049,328       1,727,349,858
 Payments for shares redeemed...........    (827,190,470)       (832,700,179)
                                          --------------     ---------------
 Net increase (decrease) in net assets
 from fund share transactions...........    (420,644,800)      1,068,354,958
                                          --------------     ---------------
Net change in net assets................     198,308,997         612,792,876
NET ASSETS:
Beginning of period.....................   9,801,052,370       9,188,259,494
                                          --------------     ---------------
End of period...........................  $9,999,361,367     $ 9,801,052,370
                                          ==============     ===============
End of period net assets includes
 undistributed (distributions in excess
 of) net investment income..............  $   10,411,155     $      (942,800)
                                          ==============     ===============
SHARE TRANSACTIONS:
 Number of shares sold..................       2,828,987           4,918,286
 Number of shares issued upon
  reinvestment of distributions.........       9,470,217          53,542,755
 Number of shares redeemed..............     (24,959,805)        (24,104,473)
                                          --------------     ---------------
 Net increase (decrease)................     (12,660,601)         34,356,568
                                          ==============     ===============

                                           See Notes to Financial Statements. 69

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                       REAL ESTATE
                                             --------------------------------
                                               SIX MONTH
                                             PERIOD ENDED
                                             JUNE 30, 1999      YEAR ENDED
                                              (UNAUDITED)    DECEMBER 31, 1998
                                             -------------   -----------------
FROM OPERATIONS:
Net investment income......................  $   150,468       $   285,774
Net realized loss on investments...........      (86,377)         (187,051)
Net change in unrealized gain or loss on
 investments...............................      251,520          (903,215)
                                             -----------       -----------
 Net increase (decrease) in net assets
 resulting from operations.................      315,611          (804,492)
                                             -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income................       (1,368)         (282,137)
                                             -----------       -----------
 Decrease in net assets from distributions
 to shareholders...........................       (1,368)         (282,137)
                                             -----------       -----------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.................    5,856,044         3,471,174
 Net asset value of shares issued upon
  reinvestment of distributions............        1,368           142,761
 Payments for shares redeemed..............   (6,379,954)       (2,180,599)
                                             -----------       -----------
 Net increase (decrease) in net assets from
 fund share transactions...................     (522,542)        1,433,336
                                             -----------       -----------
Net change in net assets...................     (208,299)          346,707
NET ASSETS:
Beginning of period........................    5,499,618         5,152,911
                                             -----------       -----------
End of period..............................  $ 5,291,319       $ 5,499,618
                                             ===========       ===========
End of period net assets includes
 undistributed net investment income.......  $   150,435       $     1,335
                                             ===========       ===========
SHARE TRANSACTIONS:
 Number of shares sold.....................      672,293           371,334
 Number of shares issued upon reinvestment
  of distributions.........................          152            16,996
 Number of shares redeemed.................     (732,659)         (243,265)
                                             -----------       -----------
 Net increase (decrease)...................      (60,214)          145,065
                                             ===========       ===========

70 See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION

The Statements contained herein refer to Aetna Balanced VP, Inc. (Balanced), Aetna Variable Fund d/b/a Aetna Growth and Income VP (Growth and Income) and Aetna Real Estate Securities VP (Real Estate), a portfolio of Aetna Variable Portfolios, Inc. (Variable Portfolios) (individually, a Fund, and collectively, the Funds).

Balanced was incorporated under the laws of Maryland on December 14, 1988. Growth and Income was organized under the laws of Massachusetts on January 25, 1984. Variable Portfolios was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation of Variable Portfolios permit it to offer separate portfolios, each of which has its own investment objective, policies and restrictions. Variable Portfolios currently offers ten separate portfolios, including Real Estate. Balanced, Growth and Income, and Variable Portfolios are each registered under the Investment Company Act of 1940 (the Act) as open-end management investment companies.

The following is each Fund's investment objective:

   BALANCED seeks to maximize investment return, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgement of the Fund's investment adviser, Aeltus Investment Management, Inc. (Aeltus), of which of those sectors or mix thereof offers the best investment prospects.

   GROWTH AND INCOME seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

   REAL ESTATE seeks maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts (REITs).

Shares in the Funds are currently sold to Aetna Life Insurance and Annuity Company (ALIAC), an Aetna Life Insurance Separate Account, and in the case of Growth and Income, to existing shareholders through reinvestment of distributions. ALIAC's shares are allocated to certain of its variable life/annuity accounts. At June 30, 1999, ALIAC's separate accounts and affiliates held all of Balanced's and Real Estate's shares outstanding and 99.6% of Growth and Income's shares outstanding.

Aeltus serves as the investment adviser to the Funds. ALIAC serves as the principal underwriter to each Fund. Aeltus and ALIAC are both indirect wholly-owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Fund have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of each Fund.

A. VALUATION OF INVESTMENTS
Investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors/Trustees.

The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchanges at the end of each day of each applicable foreign market. The Funds do not isolate the portion of the results of operations resulting from changes in

GROWTH AND INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B. OPTIONS CONTRACTS

The Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Funds invest in financial futures contracts as a hedge against existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

--------------------------------------------------------------------------------

D. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors/Trustees. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Below is a summary of securities held which are both illiquid and restricted as of June 30, 1999:

                       COST       MARKET VALUE     % OF NET ASSETS
                       ----       ------------     ---------------
Growth and Income   5,352,000      $4,114,350           0.04%
Real Estate           136,000         104,550           1.98%


E. DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

F. FEDERAL INCOME TAXES

Each Fund has met the requirements to be taxed as a regulated investment company for the year ended December 31, 1998 and intends to meet the requirements for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Fund will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

G. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and certain losses deferred due to transactions characterized as "wash sales" by federal tax regulations. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

H. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

GROWTH AND INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

Each Fund pays Aeltus a monthly fee expressed as a percentage of its average daily net assets. Below are the Funds' annual investment advisory fees as of June 30, 1999:

                    ADVISORY FEE
                    ------------
Balanced              0.50%
Growth and Income     0.50%
Real Estate           0.75%

Each Fund pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Funds' other service providers. Each Fund pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate is 0.075% on the first $5 billion in Fund assets and 0.050% on all Fund assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Fund, in exchange for fees payable by Aeltus, of up to 0.375% of the Funds' average daily net assets. For the period January 1, 1999 through June 30, 1999, Aeltus paid ALIAC $14,460,066.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse Real Estate for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase Real Estate's yield and total return.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 1999 were:

                                           COST OF PURCHASES         PROCEEDS FROM SALES
                                           -----------------         -------------------
Balanced                                    $  710,045,714             $  781,888,086
Growth and Income                            4,907,866,889              5,545,439,976
Real Estate                                        773,576                    992,592

6. OPTIONS

All Funds may use options. For the period ended June 30, 1999, the following reflects the written option activity:

                                                           CALL OPTIONS WRITTEN
                                     ------------------------------------------------------------------
GROWTH AND INCOME                        Number of              Premium                 Realized
                                         Contracts              Received               Gain (Loss)
                                     ------------------------------------------------------------------
Outstanding December 31, 1998             15,136               $35,346,583                $--
Written                                   12,466                26,345,751                 --
Closed                                  (22,500)               (49,823,245)            (20,112,702)
Exercised                                  (600)                  (343,188)                --
                                     ------------------------------------------------------------------
Outstanding June 30, 1999                  4,502               $11,525,901            $(20,112,702)
                                     ==================================================================

--------------------------------------------------------------------------------

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

At June 30, 1999, Growth and Income had open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized gain of $1,243,809 on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

GROWTH AND INCOME
 EXCHANGE   CURRENCY TO BE   U.S. $ VALUE   CURRENCY TO BE    U.S. $ VALUE    UNREALIZED
   DATE        DELIVERED     JUNE 30, 1999     RECEIVED      JUNE 30, 1999    GAIN (LOSS)
   ----        ---------     -------------     --------      -------------    -----------
CONTRACTS TO BUY
----------------
  7/1/99        875,798        $875,798        6,280,000        $873,275      ($2,523)
              U.S. Dollar                    Danish Krone

------------------------------------------------------------------------------------------
 7/27/99      10,082,407      10,082,407     1,200,240,000     9,955,547      (126,860)
              U.S. Dollar                    Japanese Yen

------------------------------------------------------------------------------------------

CONTRACTS TO SELL
-----------------
 7/19/99      15,912,280      16,378,930      17,244,933       17,244,933      866,003
                 Euro                         U.S. Dollar

------------------------------------------------------------------------------------------
 7/19/99        192,000         197,631         208,474         208,474        10,843
                 Euro                         U.S. Dollar

------------------------------------------------------------------------------------------
 7/19/99        251,000         258,361         261,617         261,617         3,256
                 Euro                         U.S. Dollar

------------------------------------------------------------------------------------------
 7/19/99        700,000         720,528         721,546         721,546         1,018
                 Euro                         U.S. Dollar

------------------------------------------------------------------------------------------
 7/19/99        368,000         378,792         383,416         383,416         4,624
                 Euro                         U.S. Dollar

------------------------------------------------------------------------------------------
 8/25/99       9,518,898       9,762,582       9,837,210       9,837,210       74,628
                 Euro                         U.S. Dollar

------------------------------------------------------------------------------------------
 5/18/00      24,424,800       3,112,867       3,113,581       3,113,581         714
            Hong Kong Dollar                  U.S. Dollar

------------------------------------------------------------------------------------------
 7/27/99     2,549,205,000    21,144,714      21,581,485       21,581,485      436,771
             Japanese Yen                     U.S. Dollar

------------------------------------------------------------------------------------------
 7/27/99      187,670,000      1,556,653       1,592,989       1,592,989       36,336
             Japanese Yen                     U.S. Dollar

------------------------------------------------------------------------------------------
 7/27/99      89,460,000        742,038         741,668         741,668         (370)
 Japanese Yen                                 U.S. Dollar

------------------------------------------------------------------------------------------
 7/27/99      230,070,000      1,908,346       1,923,662       1,923,662       15,316
 Japanese Yen                                 U.S. Dollar

------------------------------------------------------------------------------------------
 7/27/99       9,320,000        77,306          77,861           77,861          555
 Japanese Yen                                 U.S. Dollar

------------------------------------------------------------------------------------------
 8/26/99      776,450,000      6,469,139       6,348,733       6,348,733      (120,406)
 Japanese Yen                                 U.S. Dollar

------------------------------------------------------------------------------------------
 9/17/99     876,761,000       7,330,032       7,373,936       7,373,936       43,904
 Japanese Yen                                 U.S. Dollar

------------------------------------------------------------------------------------------
                                                                             $1,243,809

                                                                            =============

GROWTH AND INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

8. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Internal Revenue Code, the following capital loss carryforwards have been incurred at June 30, 1999:

                            CAPITAL LOSS
                            CARRYFORWARD    EXPIRATION DATE
                            ------------    ---------------
Real Estate                   $80,901             2006
                              583,835             2007

These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of each of the Funds to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

GROWTH AND INCOME PORTFOLIOS
ADDITIONAL INFORMATION
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
YEAR 2000

The Funds receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory information that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

GROWTH & INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS
BALANCED
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                         SIX MONTH
                                       PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                       JUNE 30, 1999  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                        (UNAUDITED)       1998          1997          1996         1995+          1994+
                                       -------------  ------------  ------------  ------------  ------------  --------------

Net asset value, beginning of period    $15.73          $16.03        $ 15.12       $ 14.50       $ 12.23       $ 12.80
                                        ------          ------        -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............     0.23            0.46           0.50+         0.47+         0.54          0.48
 Net realized and change in
 unrealized gain or loss on
 investments.........................     0.77            2.11           2.73          1.59          2.73         (0.53)
                                        ------          ------        -------       -------       -------       -------
   Total from investment operations .     1.00            2.57           3.23          2.06          3.27         (0.05)
                                        ------          ------        -------       -------       -------       -------
LESS DISTRIBUTIONS:
 From net investment income .........    (0.07)          (0.39)         (1.10)        (0.35)        (0.67)        (0.45)
 From net realized gains on
 investments.........................    (1.15)          (2.48)         (1.22)        (1.09)        (0.33)        (0.07)
                                        ------          ------        -------       -------       -------       -------
   Total distributions ..............    (1.22)          (2.87)         (2.32)        (1.44)        (1.00)        (0.52)
                                        ------          ------        -------       -------       -------       -------
Net asset value, end of period ......   $15.51          $15.73        $ 16.03       $ 15.12       $ 14.50       $ 12.23
                                        ======          ======        =======       =======       =======       =======

Total return* .......................     6.51%          16.93%         22.49%        15.17%        27.23%        (0.35)%
Net assets, end of period (millions)    $1,969          $1,852        $ 1,642       $ 1,364       $ 1,196       $   958
Ratio of net expenses to average net
 assets..............................     0.60%(1)        0.59%          0.58%         0.45%         0.31%         0.32%
Ratio of net investment income to
 average net assets .................     2.96%(1)        3.01%          3.01%         3.21%         3.96%         3.83%
Portfolio turnover rate .............    38.61%          85.83%        112.03%       107.80%       141.21%       112.05%

(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

78 See Notes to Financial Statements.

GROWTH AND INCOME
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                         SIX MONTH
                                       PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                       JUNE 30, 1999  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                        (UNAUDITED)       1998          1997          1996         1995+          1994+
                                       -------------  ------------  ------------  ------------  ------------  --------------

Net asset value, beginning of period    $31.87          $ 33.63       $ 32.39       $29.05        $26.23         $31.25
                                        ------          -------       -------       ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............     0.15             0.38          0.54+        0.65+         0.72           0.76
 Net realized and change in
 unrealized gain or loss on
 investments.........................     2.98             4.47          8.94         6.45          7.62          (1.07)
                                        ------          -------       -------       ------        ------         ------
   Total from investment operations       3.13             4.85          9.48         7.10          8.34          (0.31)
                                        ------          -------       -------       ------        ------         ------
LESS DISTRIBUTIONS:
 From net investment income .........    (0.11)           (0.40)        (0.58)       (0.73)        (0.72)         (0.81)
 From net realized gains on
 investments.........................    (0.98)           (6.21)        (7.66)       (3.03)        (4.80)         (3.90)
                                        ------          -------       -------       ------        ------         ------
   Total distributions ..............    (1.09)           (6.61)        (8.24)       (3.76)        (5.52)         (4.71)
                                        ------          -------       -------       ------        ------         ------
Net asset value, end of period ......   $33.91          $ 31.87       $ 33.63       $32.39        $29.05         $26.23
                                        ======          =======       =======       ======        ======         ======

Total return* .......................     9.96%           14.49%        29.89%       24.46%        32.25%         (0.96)%
Net assets, end of period (millions)    $9,999          $ 9,801       $ 9,188       $6,954        $5,662         $4,424
Ratio of net expenses to average net
 assets..............................     0.58%(1)         0.57%         0.56%        0.43%         0.29%          0.30%
Ratio of net investment income to
 average net assets .................     0.91%(1)         1.03%         1.46%        2.02%         2.42%          2.52%
Portfolio turnover rate .............    51.69%          145.64%       107.01%       85.03%        96.63%         84.27%

(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        79

GROWTH & INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
REAL ESTATE
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                              PERIOD FROM
                              SIX MONTH                    DECEMBER 15, 1997
                            PERIOD ENDED    YEAR ENDED      (COMMENCEMENT OF
                            JUNE 30, 1999  DECEMBER 31,       OPERATIONS)
                             (UNAUDITED)       1998       TO DECEMBER 31, 1997
                            -------------  ------------   --------------------

Net asset value, beginning
 of period ...............   $ 8.53         $ 10.31            $10.00
                             ------         -------            ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ...     0.24            0.45              0.05+
 Net realized and change
 in unrealized gain or
 loss on investments .....     0.28           (1.78)             0.31
                             ------         -------            ------
   Total from investment
    operations............     0.52           (1.33)             0.36
                             ------         -------            ------
LESS DISTRIBUTIONS:
 From net investment
 income...................       --           (0.45)            (0.05)
                             ------         -------            ------
   Total distributions ...       --           (0.45)            (0.05)
                             ------         -------            ------
Net asset value, end of
 period...................   $ 9.05         $  8.53            $10.31
                             ======         =======            ======

Total return .............     6.12%         (12.85)%            3.59%
Net assets, end of period
 (000's)..................   $5,291         $ 5,500            $5,153
Ratio of total expenses to
 average net assets ......     0.95%(1)        0.95%             0.95%(1)
Ratio of net investment
 income to average net
 assets...................     5.81%(1)        5.24%             9.99%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ...     1.50%(1)        1.32%               --
Portfolio turnover rate ..    15.38%          55.79%               --

(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

80 See Notes to Financial Statements.

                                 AETNA BOND VP
                               Growth of $10,000

Bond VP                 Jan-86  Dec-89  Dec-90  Dec-91  Dec-92  Dec-93   Dec-94   Dec-95   Dec-96   Dec-97   Dec-98   Jun-99
Aetna Bond VP           10,000  11,457  12,504  14,935  16,048  17,601   16,915   20,000   20,718   22,437   24,264   23,985
Lehman Brothers
  Aggregate Bond Index  10,000  11,453  12,479  14,476  15,547  17,063   16,565   19,624   20,337   22,300   24,235   23,902

    Average Annual Total Returns
 for the period ended June 30, 1999*
---------------------------------------
  1 Year       5 Years     10 Years
---------------------------------------
   2.90%        7.52%        8.22%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                 AETNA BOND VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Bond VP (Bond) generated a -1.15% total return, net of fund expenses, for the six month period year ended June 30, 1999. The benchmark, Lehman Brothers Aggregate Bond Index(a), returned -1.37% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Continued strength in the domestic economy and stock markets, coupled with diminished fears of deflation, caused the Federal Reserve (the "Fed") to adopt a tightening bias, or tendency to increase interest rates. Anticipation of interest-rate increases by the Fed moved longer-term interest rates higher over the first half of 1999. In that period, yields on five-year and ten-year U.S. Treasury securities ("Treasuries") increased by over 100 basis points (one percentage point). As the market had correctly expected, the Fed did raise rates on the last day of this reporting period. At the June 30 meeting of its Federal Open Market Committee*, the Fed increased the Fed funds rate - the interest rate charged on overnight loans between banks - by 0.25%.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

With continued strength evident in the economy, higher-risk asset classes continued to reverse some of the damage they suffered in the third quarter of 1998. For example, emerging-markets debt and high-yield securities were the best performers in the fixed-income arena. Mortgage-backed securities also performed well, as rising interest rates caused prepayment fears to abate. (As interest rates increase, the likelihood of homeowners' refinancing their mortgages decreases.) The main reasons why the Portfolio outperformed its benchmark during the first six months of the year were:

                                                     See Definition of Terms. 81

 . The portfolio maintained a short duration posture. ("Duration" measures a bond's sensitivity to increases or decreases in interest rates. The longer the duration, the more a bond - or a bond portfolio - will be affected by rate changes.)

 . It was overweighted in high yield, specifically the telecommunications sector.

There were some securities which underperformed expectations, including Qwest Communications International, Inc. and Sprint Capital Corp.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We expect to favor lower-risk asset classes, such as Treasuries and higher-quality corporate bonds. Uncertainty still exists as to the ultimate degree of Fed tightening, and any protracted tightening would be negative for the credit markets. While this defensive posture will result in giving-up a slight amount of yield, we believe the risk/return tradeoff - combined with current market levels - makes this an attractive posture.

*FEDERAL OPEN MARKET COMMITTEE OF THE FEDERAL RESERVE SYSTEM The FOMC is the most important policy-making body of the Federal Reserve System. It is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments. (Source: Federal Reserve Bank of Minneapolis)

QUALITY RATINGS
AAA                               58.1%
AA                                 4.9%
A                                 16.4%
BBB                               10.8%
BB                                 2.5%
B                                  4.6%
N/R/+/                             2.7%

WEIGHTED AVERAGE LIFE TO MATURITY
 0 - 1 years                       9.8%
 1 - 5 years                      41.5%
 5 - 10 years                     22.1%
10 - 20 years                      2.5%
20 + years                        24.1%

/+/The Not Rated indication is used by securities rating services (such as Standard & Poor's or Moody's) and mercantile agencies (such as Dun & Bradstreet) to show that a security or a company has not been rated. It has neither negative nor positive implications.

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

82 See Definition of Terms.

                              AETNA HIGH YIELD VP
                               Growth of $10,000

High Yield VP         12/10/97  12/31/97                12/31/98                    06/30/99
Aetna High Yield VP     10,000    10,150    10,813   10,873    9,982   10,122   10,637   10,578
Merrill Lynch High
 Yield Aggregate Index  10,000    10,058    10,337   10,511   10,135   10,425   10,538   10,609

    Average Annual Total Returns
 for the period ended June 30, 1999*

---------------------------------------
Inception Date   1 Year    Inception
---------------------------------------
   12/10/97       -2.70%     3.69%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA HIGH YIELD VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna High Yield VP (High Yield) generated a 4.51% total return, net of fund expenses, for the six month period ended June 30, 1999. The benchmark, Merrill Lynch High Yield Aggregate Index(b), returned 1.76% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

After starting the year with a strong first quarter, the high yield market suffered during the second quarter from the combination of increased volatility in the equity markets and increasing interest rates. Also during the second quarter, supply/ demand technicals worsened. We saw the high yield market become less attractive as record new high-yield-bond issues came onto the market in May ($15 billion) and were followed by outflows of close to $2 billion from high yield mutual funds. Over the same time period, yield spreads narrowed by approximately 75 basis points (or 3/4 of 1%). As a result, the high yield market outperformed 10-year U.S. Treasury securities and investment-grade corporate securities.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

The fact that the Portfolio outperformed its benchmark index (the Merrill Lynch High Yield Aggregate Index) during the first six months of 1999 was attributable to a number of factors. Among them were the following:

 . The recovery in the telecommunications sector, particularly the deferred-coupon portion, contributed to the outperformance.
 . Metronet Communications, a Canadian telecom issuer, announced a merger with AT&T Canada, which resulted

                                                     See Definition of Terms. 83
  in significant outperformance by this holding.

 . Overweighting the gaming sector within the Portfolio also contributed to outperformance, especially the $116 tender of Majestic Star Casino LLC bonds.

On the other hand, the Portfolio's performance was negatively affected by the following:

 . Optel, Inc. failed to get its initial public offering done, resulting in a drop in market price.

 . Underweighting the cyclical commodity and energy sectors offset some of the Portfolio's outperformance, during the first quarter. However, we have added some exposure to these sectors as we have become more comfortable with evidence of a sustained recovery in these sectors.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We continue to believe that the high yield market is attractive in an environment of economic strengthening and moderate inflation. However, default rates have moved up over the last twelve months (primarily in commodity-related sectors, which suffered in the aftermath of the Asian crisis). While we do not believe that default rates will increase significantly from here, they may keep the risk premium for non-defaulted issues higher than they would otherwise be. We think that volatility will remain high in the near term, with interest rates moving somewhat higher and equities maintaining a flat to downward trend. We like bond issues with strong single-B credit ratings* and improving fundamentals plus high coupons to cushion some of the volatility. We would underweight deferred-coupon bonds, which underperform in volatile markets. However, this does not apply to those in the media/telecommunications sector, where we continue our overweighting as we see the growth of data and internet applications continuing at an accelerating pace.

*A bond's rating refers to the bond issuer's creditworthiness, its ability to meet the required interest and principal payments. A "high yield" bond is any bond not rated "investment-grade" by a major rating agency. With Standard & Poor's, that is a bond rated below BBB; with Moody's, that is a bond rated below Baa.

High yielding fixed income securities are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed income securities.

QUALITY RATINGS
BB                                6.9%
B                                67.1%
CCC                              14.4%
N/R/+/                           11.3%
Defaulted Security                0.3%

MATURITY DISTRIBUTION
 0 - 1 years                     15.7%
 1 - 5 years                      2.4%
 5 - 10 years                    76.8%
10 - 20 years                     5.1%

/+/The Not Rated indication is used by securities rating services (such as Standard & Poor's or Moody's) and mercantile agencies (such as Dun & Bradstreet) to show that a security or a company has not been rated. It has neither negative nor positive implications.

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

84 See Definition of Terms.

                             AETNA MONEY MARKET VP
                               Growth of $10,000

Money Market VP         Jan-89  Dec-89  Dec-90  Dec-91  Dec-92  Dec-93   Dec-94   Dec-95   Dec-96   Dec-97   Dec-98   Jun-99
Aetna Money Market VP   10,000  10,938  11,862  12,637  13,099  13,517   14,067   14,918   15,720   16,579   17,485   17,891
IBC's Money Fund
  Average/All Taxable   10,000  10,853  11,673  12,323  12,734  13,074   13,557   14,282   14,972   15,716   16,492   16,847

    Average Annual Total Returns
 for the period ended June 30, 1999*
---------------------------------------
  1 Year       5 Years     10 Years
---------------------------------------
   5.09%        5.42%        5.50%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA MONEY MARKET VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Money Market VP (Money Market) generated a 2.32% total return, net of fund expenses, for the six month period ended June 30, 1999. The benchmark, IBC's Money Funds Report Average/All Taxable Index(c), returned 2.15% for the same period. As of June 30, 1999, the Fund reported a 7-day yield of 4.76% with an average weighted maturity of 52 days.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The beginning of the report period was characterized by steady monetary policy that kept U.S. interest rates moving in a narrow range. As the period moved on, however, we saw fears of rising inflation and higher bond yields replace last year's concern over Asian and Latin American economic turmoil. Efforts to avoid potential Y2K problems prompted issuers to supply more commercial paper and short-term notes maturing after year-end 1999. In the face of these factors, the market focus shifted from a stable rate environment. In other words, the market was not focused on whether the Federal Reserve (the "Fed") would increase interest rates, but on how many times it would increase interest rates. These Y2K and Fed policy concerns caused interest-rate spreads to widen over the reporting period. By the end of the period, on June 30, the Fed did raise the federal funds ("Fed funds") rate - the interest rate charged on overnight loans between banks - by 0.25%. The Fed then returned to its neutral bias regarding future interest-rate action. This caused the bond market to rally and short-term interest rates to stabilize.

                                                     See Definition of Terms. 85

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Investments that had a positive effect on performance include:

 . Our two second-tier variable-rate notes continue to add value to the Portfolio. Both were purchased at extremely attractive spreads to LIBOR, the London Interbank Offered Rate. (LIBOR is the rate that the most creditworthy international banks charge each other for large loans.)

 . Our relatively high weightings in the asset-backed and variable-rate note sectors.

The Portfolio typically favors a strong weighting in the asset-backed note market. These instruments are generally priced cheaper than commercial-paper issues of comparable quality. We typically focus on undervalued sectors of the marketplace in order to enhance portfolio returns. An emphasis on analyzing issuers or instruments that are new to the short-term marketplace is another method of providing incremental yield.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Recent economic data continues to show solid economic growth for the most part, although some signs of an economic slowdown have emerged. Readings indicate that inflation is no longer falling, but so far upward pressures have been relatively modest. The world economy is now moving from crisis to recovery, removing any further outside deflationary influences. If domestic demand does not slow sufficiently, or labor markets tighten further, and/or inflation pressures show signs of increasing, the Fed will have to raise rates again. We expect to maintain our current sector allocation. We intend to avoid those areas that appear overvalued, such as commercial paper and Yankee certificates of deposit, and add incrementally to the asset-backed and corporate-note segments of the Portfolio. In anticipation of future rate increases by the Fed, we shortened the Portfolio's weighted average maturity relative to IBC-Donoghue (money market index). We intend to maintain our shorted stance in anticipation of a further Fed tightening in the months ahead.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund is a money market fund which does not seek to maintain a stable $1.00 net asset value. While the fund's management objective includes the preservation of capital, it is possible to lose money by investing in the fund.

QUALITY RATINGS*
Tier 1                            99.2%
Tier 2                             0.8%

MATURITY DISTRIBUTION
 1 - 30 days                      50.2
 31 - 60 days                     10.9
 61 - 90 days                      5.5
 91 - 120 days                     2.1
121 - 180 days                     6.1
181 - 397 days                    25.2

*Tier 1 securities are, or are comparable to, securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security. Tier 2 securities are securities that have received the requisite rating in one of the two highest categories, but are not Tier 1.

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

86 See Definition of Terms.

DEFINITION OF TERMS

(a) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(b) The Merrill Lynch High Yield Aggregate Index is an unmanaged index of secured and subordinated debt securities rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e. BBB or Baa) but not in default.

(c) The IBC's Money Fund Average/All Taxable Index is an average of the returns of more than 250 money market mutual funds surveyed each month by IBC/Donaghue, Inc.

These are unmanaged indices and are not available for individual investment.

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
BOND

                                         NUMBER OF         MARKET VALUE
                                          SHARES
                                       ---------------     ---------------
PREFERRED STOCKS ( 0.8% )
Global Crossing Holdings Ltd. + .....         60,000         $ 6,300,000
                                                           ---------------
TOTAL PREFERRED STOCKS (COST $6,000,000)                       6,300,000
                                                           ---------------

                                         PRINCIPAL
                                          AMOUNT
                                       ---------------
LONG-TERM BONDS AND NOTES ( 96.8% )
CORPORATE BONDS ( 47.6% )
ELECTRIC AND TELEPHONE BONDS ( 8.2% )
Alabama Power Co.,5.49%,11/01/05 ....   $ 15,000,000          13,991,550
Comcast Cellular Holdings, Inc.,
 9.50%,05/01/07 .....................      6,500,000           7,247,500
GTE North, Inc.,5.65%,11/15/08 ......     12,500,000          11,507,375
ITC Deltacom, Inc.,9.75%,11/15/08 ...      3,000,000           3,090,000
Nextlink Communications, Inc.,
 10.75%,11/15/08 ....................      6,000,000           6,120,000
Qwest Communications International
 Inc.,
 7.50%,11/01/08 .....................      5,500,000           5,499,340
WorldCom, Inc.,6.25%,08/15/03 .......     15,000,000          14,800,950
                                                           ---------------
                                                              62,256,715
                                                           ---------------
FINANCIAL BONDS ( 17.5% )
American General Finance Corp.,
 5.75%,11/01/03 .....................      9,000,000           8,721,000
Associates Corp. N.A.,5.75%,11/01/03
 *...................................     17,400,000          16,924,632
Bombardier Capital
 Inc.,6.00%,01/15/02.................     10,250,000          10,029,625
Chase Manhattan Corp.,9.38%,07/01/01      11,790,000          12,480,894
Commercial Mortgage Acceptance Corp.,
 5.80%,03/15/06 .....................     18,911,818          18,454,625
EOP Operating L.P.,6.38%,02/15/03 ...      4,200,000           4,104,912
Ford Motor Credit Co.,5.13%,10/15/01       4,000,000           3,897,440
Ford Motor Credit
 Corp.,6.63%,10/01/28................      5,000,000           4,500,900
General Electric Capital Corp.,
 8.63%,06/15/08 .....................     10,000,000          11,342,100
General Motors Acceptance Corp.,
 6.42%,05/15/35 .....................     25,000,000          24,179,875
Mellon Financial Co.,5.75%,11/15/03 .      5,000,000           4,832,350
Morgan Stanley Dean Witter & Co.,
 5.63%,01/20/04 .....................     14,300,000          13,782,912
                                                           ---------------
                                                             133,251,265
                                                           ---------------
FOREIGN AND SUPRANATIONALS ( 5.0% )
Bayerische Landesbank,6.25%,03/15/00      12,000,000          12,038,520
Chile (Republic of),6.88%,04/28/09 ..      4,530,000           4,226,714
Inter-American Development Bank,
 12.25%,12/15/08 ....................      7,775,000          10,934,760
Sprint Capital Corp.,6.13%,11/15/28 .     11,900,000          10,982,391
                                                           ---------------
                                                              38,182,385
                                                           ---------------
FOREIGN BONDS ( 1.5% )
Globo Communicacoes,10.63%,12/05/08
 ++..................................      3,750,000           2,662,500
Orange Plc,8.00%,08/01/08 ...........      3,000,000           2,842,500
Telewest Plc,11.00%,10/01/07 ........      6,850,000           6,147,875
                                                           ---------------
                                                              11,652,875
                                                           ---------------

                                         PRINCIPAL         MARKET VALUE
                                          AMOUNT
                                       ---------------     ---------------

CORPORATE BONDS (CONTINUED)
OTHER PUBLIC CORPORATE BONDS ( 15.4% )
Conoco Inc.,5.90%,04/15/04 ..........     $3,420,000          $3,337,168
Continental Airlines,
 Inc.,8.00%,12/15/05.................      3,250,000           3,102,255
Enron Oil & Gas Corp.,6.50%,12/01/07       8,000,000           7,627,920
Ford Motor Credit Co.,5.49%,02/15/28       5,500,000           4,957,590
International Home
 Foods,10.38%,11/01/06...............      3,500,000           3,736,250
Jersey Seagram & Sons,6.25%,12/15/01      15,000,000          14,854,350
Monsanto Co.,5.38%,12/01/01 .........     15,000,000          14,749,200
Procter & Gamble Co.,5.25%,09/15/03 .      8,800,000           8,453,896
Rite Aid Corp.,5.50%,12/15/00 .......     20,000,000          19,644,000
Safeway, Inc.,5.75%,11/15/00 ........      9,800,000           9,744,924
Sun International
 Hotels,9.00%,03/15/07...............      4,000,000           4,000,000
Time Warner, Inc.,7.95%,02/01/00 ....      7,000,000           7,080,710
Verio, Inc.,11.25%,12/01/08 .........      2,250,000           2,362,500
Xerox Corp.,5.25%,12/15/03 ..........     15,000,000          14,258,100
                                                           ---------------
                                                             117,908,863
                                                           ---------------
TOTAL CORPORATE BONDS (COST $371,388,132)                    363,252,103
                                                           ---------------
NON-AGENCY MORTGAGE-BACKED SECURITIES ( 0.1% )
MORTGAGE-BACKED SECURITIES ( 0.1% )
Security Pacific National Bank,
 8.50%,04/25/17 + ...................      1,063,056           1,063,056
                                                           -------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(COST $1,057,718)                                              1,063,056
                                                           ---------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS ( 49.1% )
AGENCY MORTGAGE-BACKED SECURITIES ( 14.4% )
Federal National Mortgage
 Association,
 6.50%,08/16/29 # ...................     35,000,000          33,720,400
Federal National Mortgage
 Association,7.00%,08/01/25 -
 03/01/26............................      8,963,287           8,884,061
Federal National Mortgage
 Association,7.50%,10/01/28 -
 11/01/28............................     41,574,787          42,070,851
Government National Mortgage
 Association,
 7.00%,04/15/26 .....................      7,125,424           7,050,038
Government National Mortgage
 Association,
 7.50%,12/15/22 .....................      8,577,447           8,676,603
Government National Mortgage
 Association,
 10.00%,10/15/09 - 01/15/21 .........      4,251,281           4,648,719
Government National Mortgage
 Association,10.50%,02/15/13 -
 01/15/21............................      4,561,343           5,046,302
Government National Mortgage
 Association,
 11.00%,02/15/10 ....................         20,918              23,140
                                                           ---------------
                                                             110,120,114
                                                           ---------------
ASSET-BACKED SECURITIES ( 1.8% )
ARG Funding Corp.,5.88%,05/20/03 ....     10,000,000           9,876,000
First Security Auto Grantor Trust,
 6.10%,04/15/03 .....................      3,651,838           3,647,844
                                                           ---------------
                                                              13,523,844
                                                           ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS ( 3.3% )
Fannie Mae,6.00%,05/15/08 ...........      5,000,000           4,843,225
Federal National Mortgage Corp.,
 5.75%,04/15/03 .....................     13,000,000          12,862,239

88 See Notes to Portfolio of Investments.

                                         PRINCIPAL         MARKET VALUE
                                          AMOUNT
                                       ---------------     ---------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
Small Business Administration 92-20K,
 7.55%,11/01/12 .....................     $6,863,841          $7,021,512
                                                           ---------------
                                                              24,726,976
                                                           ---------------
U.S. TREASURIES ( 29.6% )
U.S. Treasury Bond,5.25%,11/15/28 ...      3,600,000           3,191,076
U.S. Treasury Bond,6.13%,11/15/27 * .     15,000,000          14,899,200
U.S. Treasury Bond,6.50%,11/15/26 ...     18,500,000          19,153,290
U.S. Treasury Bond,6.63%,02/15/27 * .      7,000,000           7,392,630
U.S. Treasury Bond,7.25%,05/15/16 ...      8,070,000           8,875,709
U.S. Treasury Note,4.75%,
 02/15/04 - 11/15/08 ................     46,500,000          44,291,055
U.S. Treasury Note,5.25%,
 05/15/04 - 02/15/04 ................     32,000,000          31,276,680
U.S. Treasury Note,5.38%,06/30/03 ...      6,650,000           6,570,000
U.S. Treasury Note,5.50%,
 05/15/09 - 08/15/28 ................     71,172,000          68,962,292
U.S. Treasury Note,5.63%,05/15/08 ...      3,075,000           3,012,055
U.S. Treasury Note,5.75%,10/31/00 ...     14,500,000          14,563,365
U.S. Treasury Note,6.88%,07/31/99 ...      4,000,000           4,006,240
                                                           ---------------
                                                             226,193,592
                                                           ---------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST $377,100,353)                                          374,564,526
                                                           ---------------
TOTAL LONG-TERM BONDS AND NOTES (COST $749,546,203)          738,879,685
                                                           ---------------
SHORT-TERM INVESTMENTS ( 6.0% )
Central & South West Corp.,
 6.25%,07/01/99 ++ ..................     10,000,000          10,000,000
Conagra, Inc.,5.30%,06/12/00 ........     10,000,000           9,999,300
Orix Credit Alliance,5.20%,07/12/99 .     11,780,000          11,761,283
Rohm & Haas Co.,6.30%,07/01/99 ......     14,253,000          14,253,000
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $45,999,153)               46,013,583
                                                           ---------------
TOTAL INVESTMENTS (COST $801,545,356)(A)                     791,193,268
OTHER ASSETS LESS LIABILITIES                                (27,416,967)
                                                           ---------------
TOTAL NET ASSETS                                            $763,776,301
                                                           ===============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes is identical.
Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:
Unrealized gains...........................            $  5,920,855
Unrealized losses..........................             (16,272,943)
                                             ----------------------
 Net unrealized loss.......................            $(10,352,088)
                                             ======================


+ Non-income producing security.
* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 1999.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
# When-issued or delayed delivery security.
+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Information concerning restricted securities at June 30, 1999 is shown below:
                                           ACQUISITION
                                               DATE                 COST
                                        ------------------  --------------------
Central & South West Corp. ...........       06/29/99           $10,000,000
Globo Communicacoes ..................       03/19/98             3,760,253
Security Pacific National Bank .......       03/20/97             1,057,718
                                                                -----------
                                                                $14,817,971
                                                                ===========

The market value of the total restricted securities above represent 1.80% of the total net assets.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 89

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
HIGH YIELD

                                           NUMBER OF        MARKET VALUE
                                            SHARES
                                          -------------     --------------
COMMON STOCKS ( 0.0% )
American Banknote Corp. Warrants .......          175           $     18
KMC Telcom Holdings, Inc. Warrants .....          300              3,000
Park N' View, Inc. Warrants ............           50                  5
                                                            --------------
TOTAL COMMON STOCKS (COST $0)                                      3,023
                                                            --------------
PREFERRED STOCKS ( 3.9% )
Cluett American Corp. ++ ...............           92              5,980
Cumulus Media, Inc. + ..................           84             92,158
Global Crossing Holdings Ltd. + ........          120            126,000
Rural Cellular Corp. ++ ................          166            165,256
                                                            --------------
TOTAL PREFERRED STOCKS (COST $377,390)                           389,394
                                                            --------------
                                           PRINCIPAL
                                            AMOUNT
                                          -------------
LONG-TERM BONDS AND NOTES ( 82.5% )
CORPORATE BONDS ( 81.9% )
Adelphia Communications,8.13%,07/15/03 .   $  100,000             97,000
Alestra SA,12.63%,05/15/09 .............       75,000             72,000
Allegiance Telecom, Inc.,Zero
 Coupon,02/15/08........................      150,000             93,000
Anteon Corp.,12.00%,05/15/09 ++ ........      125,000            123,125
ATC Group Services,12.00%,01/15/08 @@ +       200,000             24,000
Bresnan Communications,
 Zero Coupon,02/01/09 ..................      125,000             82,188
California Steel
 Industries,8.50%,04/01/09 ++ ..........      100,000             99,000
Clearnet Communications,Zero Coupon,
 12/15/05 - 05/01/09....................      350,000            217,250
Coast Hotels & Casinos,9.50%,04/01/09 ++      100,000             96,000
Comcast Cable Corp.,Zero Coupon,11/15/07      250,000            230,000
Condor Systems Inc.,11.88%,05/01/09 ++ .      150,000            144,750
Covad Communications Group Inc.,
 12.50%,02/15/09 .......................       60,000             57,750
Covad Communications Group Inc.,
 13.50%,03/15/08 .......................       50,000             27,375
Dimac Corp.,12.50%,10/01/08 + ..........      150,000             90,000
ESAT Telecom Group Plc,11.88%,12/01/08 .      200,000            206,000
Esprit Telecom Group Plc,11.50%,12/15/07      250,000            262,500
Fairchild Semiconductor
 Inc.,10.38%,10/01/07...................      200,000            196,000
Galaxy Telecom LP,12.38%,10/01/05 ......      250,000            275,000
Garden State Newspapers,8.63%,07/01/11
 ++.....................................      150,000            140,250
Hermes Euro Rail Corp.,11.50%,08/15/07 .      125,000            131,250
Hollywood Casino Corp.,11.25%,05/01/07
 ++.....................................      125,000            126,250
Hyperion Telecom Corp.,12.25%,09/01/04 .      100,000            105,000
Intermedia Communications Inc.,
 12.25%,03/01/09 .......................      100,000             56,250
ITC Deltacom, Inc.,9.75%,11/15/08 ......      150,000            154,500
Jordan Telecom Products,Zero
 Coupon,08/01/07........................       75,000             63,750
Jordan Telecom Products,9.88%,08/01/07 .      100,000             99,000
Jupiters Ltd.,8.50%,03/01/06 ++ ........      125,000            122,812

                                           PRINCIPAL        MARKET VALUE
                                            AMOUNT
                                          -------------     --------------
CORPORATE BONDS (CONTINUED)
KMC Telcom Holdings, Inc.,Zero Coupon,
 02/15/08 ..............................     $300,000           $159,000
Lyondell Petrochemical
 Co.,10.88%,05/01/09....................      125,000            129,375
McLeodUSA, Inc.,9.50%,11/01/08 .........      100,000            100,000
Metromedia International Group, Inc.,
 10.00%,11/15/08 .......................      200,000            205,500
Metronet Communications,Zero Coupon,
 11/01/07 ..............................      500,000            390,000
Microcell Telecommunications,Zero
 Coupon,
 06/01/06 ..............................      200,000            163,000
Mohegan Tribal Gaming,8.13%,01/01/06 ...      150,000            147,375
Netia Holdings II B.V.,13.13%,06/15/09
 ++.....................................      100,000            101,000
Nextel Partners Inc.,Zero
 Coupon,02/01/09 ++ ....................      200,000            114,000
Nextlink Communications, Inc.,
 10.75%,11/15/08 .......................      150,000            153,000
NTL Communications Corp.,11.50%,10/01/08      200,000            219,000
NTL Communications Corp.,12.38%,10/01/08      125,000             83,750
Ono Finance Plc,13.00%,05/01/09 ++ .....      100,000            103,500
Optel, Inc.,11.50%,07/01/08 ............      150,000            105,750
Park N' View, Inc.,13.00%,05/15/08 + ...       50,000             15,000
Penhall Acquisition
 Corp.,12.00%,08/01/06..................      125,000            125,625
Price Communications Wireless Inc.,
 11.75%,07/15/07 .......................      150,000            166,500
Primus Telecommunications Group,
 11.25%,01/15/09 .......................       50,000             50,250
PSINET, Inc.,11.50%,11/01/08 ...........      175,000            183,750
R&B Falcon Corp.,9.50%,12/15/08 ........       50,000             45,000
Radio Unica Corp.,Zero Coupon,08/01/06 .      300,000            172,500
RePap New Brunswick Corp.,
 11.50%,06/01/04 ++ ....................      150,000            148,500
Rhythms NetConnections Inc.,Zero Coupon,
 05/15/08 ..............................      200,000            106,500
Rogers Cantel, Inc.,9.38%,06/01/08 .....       45,000             46,575
Sun International Hotels,9.00%,03/15/07       100,000            100,000
Telecommunication Techniques Co.,
 9.75%,05/15/08 ........................      100,000             98,500
Telewest Plc,Zero Coupon,04/15/09 ++ ...      100,000             67,000
Telewest Plc,11.00%,10/01/07 ...........      100,000             89,750
Teligent, Inc.,Zero Coupon,03/01/08 ....      225,000            132,750
Vectura Group Inc.,10.25%,06/30/08 .....      300,000            303,000
Venetian Casino/LV Sands Corp.,
 10.00%,11/15/05 .......................      125,000            122,500
Verio, Inc.,10.38%,04/01/05 ............      150,000            153,000
Verio, Inc.,11.25%,12/01/08 ............      150,000            157,500
Waterford Gaming LLC,9.50%,03/15/10 ++ .      200,000            198,500
Winstar Communications,
 Inc.,10.00%,03/15/08...................       75,000             66,000
                                                            --------------
                                                               8,114,950
                                                            --------------
FOREIGN OBLIGATIONS ( 0.6% )
NTL Inc.,Zero Coupon,04/15/09 ..........       70,000             63,446
                                                            --------------
TOTAL LONG-TERM BONDS AND NOTES (COST $8,495,595)              8,178,396
                                                            --------------

90 See Notes to Portfolio of Investments.

                                           PRINCIPAL        MARKET VALUE
                                            AMOUNT
                                          -------------     --------------
SHORT-TERM INVESTMENTS ( 15.0% )
Federal Home Loan Bank,4.60%,07/01/99 ..   $1,488,000         $1,488,000
                                                            --------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,488,000)                 1,488,000
                                                            --------------
TOTAL INVESTMENTS (COST $10,360,985)(A)                       10,058,813
OTHER ASSETS LESS LIABILITIES                                   (144,510)
                                                            --------------
TOTAL NET ASSETS                                             $ 9,914,303
                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $10,363,711. Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:

Unrealized gains..............................            $ 192,669
Unrealized losses.............................             (497,567)
                                                -------------------
 Net unrealized loss..........................            $(304,898)
                                                ===================

++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
+  Non-income producing security.
@@ Security has defaulted on its most current interest payment.
+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Information concerning restricted securities at June 30, 1999 is shown below:
                                        ACQUISITION
                                            DATE                  COST
                                    --------------------  ---------------------
Anteon Corp. .....................        05/11/99             $  125,000
ATC Group Services ...............        01/29/98                200,000
California Steel Industries ......        04/06/99                100,000
Cluett American Corp. ............        02/03/99                  9,375
Coast Hotels & Casinos ...........        03/23/99                100,000
Condor Systems, Inc. .............        04/15/99                147,772
Dimac Corp. ......................        10/22/98                146,000
Garden State Newspapers ..........        03/16/99                148,590
Hollywood Casino Corp. ...........        05/19/99                125,000
Jupiters Ltd. ....................        03/11/99                124,226
Netia Holdings II B.V. ...........        06/18/99                100,000
Nextel Partners Inc. .............        01/29/99                107,784
Ono Finance Plc ..................        05/06/99                100,000
Park N' View, Inc. ...............        05/27/98                 50,000
RePap New Brunswick Corp. ........        05/28/99                150,000
Rural Cellular Corp. .............        05/14/98                166,000
Telewest Plc .....................        04/15/99                 64,852
Waterford Gaming LLC .............        03/17/99                197,754
                                                               ----------
                                                               $2,162,353
                                                               ==========

The market value of the total restricted securities above represent 19.01% of the total net assets.

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        91

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
MONEY MARKET
------------------------------------------------------------------------------

                                         PRINCIPAL             VALUE
                                          AMOUNT
                                       ---------------     ---------------
ASSET-BACKED SECURITIES ( 25.1% )
ABFS Equipment Contract Trust 1999-A,
 5.39%,06/28/00 .....................   $ 10,000,000         $10,000,000
ABS Investor Trust Series
 1997-E,4.99%,08/15/99 ++ ...........     19,000,000          19,000,000
Americredit Automobile Receivables
 Trust 1999-A,4.98%,03/12/00 ........      8,259,891           8,256,587
Americredit Automobile Receivables
 Trust 1999-B,4.92%,06/12/00 ........      8,853,288           8,848,419
Bishops Gate Residential Mortgage
 Trust 1998-2,5.14%,11/22/99 ........      9,000,000           9,000,900
ContiMortgage Home Equity Loan Trust
 1998-3,5.51%,09/15/99...............      1,595,705           1,599,695
Copelco Capital Funding LLC 1999-1,
 5.02%,03/15/00 .....................     14,792,789          14,775,452
Distribution Finance Services RV
 Trust 1999-1,4.97%,03/15/00 ........     18,740,374          18,740,374
DVI Business Trust
 1998-2,5.24%,12/13/99...............      6,897,792           6,896,689
First Security Auto Owner Trust
 1999-1,
 4.96%,03/15/00 .....................      3,636,556           3,636,120
Ford Credit Auto Owner Trust 1999-A,
 5.09%,01/18/00 .....................     20,357,019          20,323,226
Green Tree Financial
 Corp.,4.95%,02/01/00................      9,217,820           9,217,267
Green Tree Financial Corp. 1999-4,
 5.25%,07/01/00 # ...................     11,650,000          11,650,000
Green Tree Recreational Equipment &
 Consumer Trust,5.10%,06/15/00 ......      5,000,000           4,988,650
Ikon Receivables LLC 1997-1,
 5.11%,06/15/00 .....................     22,098,550          22,097,003
Long Lane Master Trust
 III,4.95%,04/28/00..................     15,500,000          14,802,965
MMCA Auto Owner Trust 1999-1,
 5.07%,01/18/00 .....................      2,425,428           2,425,137
Newcourt Equipment Trust Securities
 1998-1,5.01%,11/20/99...............      9,260,090           9,257,312
Premier Auto Trust
 1999-2,4.94%,01/28/00...............     28,788,484          28,774,953
Provident Equipment Lease Trust
 1998-A,
 5.28%,10/25/99 .....................      3,232,087           3,227,013
Syndicated Loan Funding Trust 1999-3,
 5.13%,06/15/00 ++ ..................     20,000,000          19,996,000
                                                           ---------------
TOTAL ASSET-BACKED SECURITIES                                247,513,762
                                                           ---------------
CERTIFICATES OF DEPOSIT ( 7.7% )
Abbey National
 Treasury,4.85%,08/17/99.............     30,000,000          29,996,975
Abbey National
 Treasury,5.58%,08/19/99.............      9,400,000           9,406,635
PNC Bank N.A.,4.82%,08/03/99 ........     36,000,000          35,997,830
                                                           ---------------
TOTAL CERTIFICATES OF DEPOSIT                                 75,401,440
                                                           ---------------
COMMERCIAL PAPER - DOMESTIC ( 26.1% )
Baxter International,
 Inc.,5.03%,01/26/00 ++ .............      4,500,000           4,359,690
Baxter International,
 Inc.,5.05%,01/25/00 ++ .............     10,000,000           9,689,700
Dakota Certificates - Standard Credit
 Card Master Trust 1,4.81%,07/27/99
 ++..................................     10,000,000           9,965,261
Dakota Certificates - Standard Credit
 Card Master Trust 1,5.17%,09/22/99
 ++..................................     10,000,000           9,877,100

                                         PRINCIPAL             VALUE
                                          AMOUNT
                                       ---------------     ---------------

COMMERCIAL PAPER - DOMESTIC (CONTINUED)
Dealers Capital Acceptance Trust,
 Inc.,
 5.98%,07/01/99 .....................    $25,476,000         $25,476,000
Detroit Edison Co.,6.05%,07/01/99 ...     48,800,000          48,800,000
Eureka Securitization,
 Inc.,5.25%,08/25/99 ++ .............      6,800,000           6,745,458
Finova Capital Corp.,5.00%,07/13/99 .     15,976,000          15,949,373
Heller Financial, Inc.,7.88%,11/01/99      4,000,000           4,029,840
Peco Energy Co.,6.10%,07/01/99 ......     48,800,000          48,800,000
Prudential Funding
 Corp.,5.13%,09/28/99................     10,135,000          10,005,171
Torchmark Corp.,4.92%,08/12/99 ......     15,000,000          14,913,900
Torchmark Corp.,5.05%,07/06/99 ......      6,250,000           6,245,616
Torchmark Corp.,5.05%,07/08/99 ......     12,490,000          12,477,736
Torchmark Corp.,6.00%,07/01/99 * ....     15,000,000          15,000,000
Zions Bancorporation,5.05%,07/19/99 .     15,000,000          14,962,125
                                                           ---------------
TOTAL COMMERCIAL PAPER - DOMESTIC                            257,296,970
                                                           ---------------
COMMERCIAL PAPER - FOREIGN ( 4.2% )
Allied Domecq NA Corp.,4.97%,07/06/99      9,000,000           8,993,788
Allied Domecq NA Corp.,4.98%,07/07/99     17,000,000          16,985,889
Allied Domecq NA Corp.,5.15%,07/12/99
 ++..................................      5,000,000           4,992,132
Allied Domecq NA Corp.,5.26%,07/27/99      3,750,000           3,735,754
Allied Domecq NA Corp.,5.35%,07/29/00      7,000,000           6,970,872
                                                           ---------------
TOTAL COMMERCIAL PAPER - FOREIGN                              41,678,435
                                                           ---------------
CORPORATE NOTES ( 20.6% )
Associates Corp. N.A.,6.13%,11/12/99      23,000,000          23,068,540
BankBoston N.A.,4.89%,09/08/99 ......     15,000,000          15,005,700
CIT Group Holdings,
 Inc.,4.94%,02/24/00.................     23,100,000          23,085,216
Eaton Corp.,5.13%,04/17/00 ..........     27,000,000          27,000,000
Finova Capital Corp.,6.30%,11/01/99 .      1,000,000           1,002,950
Finova Capital Corp.,8.00%,02/01/00 .      5,000,000           5,066,250
First Allamerica Financial Corp.,
 5.25%,09/17/99 (i) .................     25,000,000          25,000,000
General Motors Acceptance Corp.,
 7.00%,03/01/00 .....................      3,500,000           3,537,555
Heller Financial, Inc.,6.52%,12/06/99      5,050,000           5,073,028
International Lease Finance Corp.,
 6.13%,11/01/99 .....................     10,000,000          10,023,700
International Lease Finance Corp.,
 6.38%,01/18/00 .....................      5,945,000           5,977,044
Lehman Brothers Holdings Inc.,
 6.15%,03/15/00 .....................     16,000,000          16,013,120
Lehman Brothers Holdings Inc.,
 7.63%,07/15/99 .....................     11,670,000          11,680,503
PHH Corp.,5.61%,02/22/00 ............      9,000,000           8,988,750
Sundstrand Corp.,5.69%,10/15/99 .....      8,000,000           8,000,000
Wells Fargo & Co.,5.31%,03/31/00 ....     14,850,000          14,842,575
                                                           ---------------
TOTAL CORPORATE NOTES                                        203,364,931
                                                           ---------------
MEDIUM-TERM NOTES ( 15.8% )
Banc One Corp.,4.87%,10/01/99 .......     11,000,000          10,997,910
Chrysler Financial
 Corp.,7.89%,10/12/99................      7,000,000           7,047,950

92 See Notes to Portfolio of Investments.

                                         PRINCIPAL             VALUE
                                          AMOUNT
                                       ---------------     ---------------

MEDIUM-TERM NOTES (CONTINUED)
CIT Group Holdings,
 Inc.,4.98%,01/14/00.................    $10,000,000          $9,991,100
Countrywide Home Loans, Inc.,
 5.01%,08/13/99 .....................     33,000,000          32,993,400
Countrywide Home Loans, Inc.,
 5.25%,10/27/99 .....................     10,000,000          10,000,000
Finova Capital Corp.,6.19%,10/20/99 .     10,575,000          10,599,957
Ford Motor Credit Co.,7.45%,07/12/99       4,500,000           4,503,210
General Motors Acceptance Corp.,
 7.50%,08/05/99 .....................      5,100,000           5,111,717
Heller Financial, Inc.,5.05%,07/06/99     37,000,000          36,999,760
Lehman Brothers Holdings Inc.,
 5.38%,01/14/00 .....................     20,000,000          20,002,800
Textron Financial
 Corp.,5.43%,11/15/99................      8,000,000           8,000,000
                                                           ---------------
TOTAL MEDIUM-TERM NOTES                                      156,247,804
                                                           ---------------
TOTAL INVESTMENTS (COST $981,828,620)(A)                     981,503,342
OTHER ASSETS LESS LIABILITIES                                  4,628,863
                                                           ---------------
TOTAL NET ASSETS                                            $986,132,205
                                                           ===============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:

Unrealized gains.............................             $  14,244
Unrealized losses............................              (339,522)
                                               --------------------
 Net unrealized loss.........................             $(325,278)
                                               ====================

++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
# When-issued or delayed delivery security.
* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 1999.
(i) This security has been determined to be illiquid under guidelines established by the Board of Directors.

Information concerning restricted securities at June 30, 1999 is shown below:
                                                ACQUISITION
                                                    DATE             COST
                                               --------------  -----------------
Abbey National Treasury .....................     08/17/98       $ 29,996,975
ABS Investor Trust Series 1997-E ............     08/15/98         19,000,000
Allied Domecq NA Corp. ......................     06/23/99          4,992,132
Baxter International, Inc. ..................     05/10/99          9,708,222
Baxter International, Inc. ..................     05/06/99          4,368,591
Dakota Certificates - Standard Credit Card
Master Trust 1 ..............................
                                                  04/22/99          9,965,261
Dakota Certificates - Standard Credit Card
Master Trust 1 ..............................
                                                  06/24/99          9,880,803
Eaton Corp. .................................     04/05/99         27,000,000
Eureka Securitization, Inc. .................     06/29/99          6,745,458
Long Lane Master Trust III ..................     04/30/99         14,856,363
Sundstrand Corp. ............................     12/17/98          8,000,000
Syndicated Loan Funding Trust 1999-3.........     06/15/99         20,000,000
Textron Financial Corp. .....................     11/25/98          8,000,000
                                                                 ------------
                                                                 $172,513,805
                                                                 ============

The market value of the total restricted securities above represent 17.49% of the total net assets.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 93

INCOME PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                   BOND        HIGH YIELD       MONEY MARKET
                               -------------  --------------  -----------------
ASSETS:
Investments, at market
 value..................       $791,193,268   $ 10,058,813      $981,503,342
Cash ...................            179,357            257               469
Receivable for:
 Dividends and interest           7,744,316        139,708         5,627,825
 Investments sold ......         33,626,098        507,108                --
 Fund shares sold ......             10,952         28,087         2,182,214
Prepaid expenses .......              3,348             45             3,423
                               ------------   ------------      ------------
     Total assets ......        832,757,339     10,734,018       989,317,273
                               ------------   ------------      ------------
LIABILITIES:
Payable for:
 Dividends to
   shareholders.........                 --          4,904                --
 Investments purchased .         68,087,861        805,205                --
 Fund shares redeemed ..            558,353             --         2,864,872
 Accrued investment
   advisory fees .......            250,087          5,202           207,955
 Accrued administrative
   service fees ........             46,892            600            62,387
 Accrued custody fees ..              7,929          2,465             9,536
Other liabilities ......             29,916          1,339            40,318
                               ------------   ------------      ------------
     Total liabilities .         68,981,038        819,715         3,185,068
                               ------------   ------------      ------------
 NET ASSETS ............       $763,776,301   $  9,914,303      $986,132,205
                               ============   ============      ============
NET ASSETS REPRESENTED
 BY:
Paid-in capital ........       $771,566,008   $ 10,467,152      $964,415,143
Net unrealized loss on
 investments............        (10,352,088)      (302,172)         (325,278)
Undistributed net
 investment income .....          6,299,822        450,472        22,105,217
Accumulated net realized
 loss on investments ...         (3,737,441)      (701,149)          (62,877)
                               ------------   ------------      ------------
 NET ASSETS ............       $763,776,301   $  9,914,303      $986,132,205
                               ============   ============      ============
CAPITAL SHARES:
Authorized .............          Unlimited    Two Billion         Unlimited
Par value ..............       $      1.000   $      0.001      $      1.000
Outstanding ............         60,611,146      1,049,831        75,487,829
Net asset value,
 offering and redemption
 price per share (net
 assets divided by
 shares outstanding) ...       $      12.60   $       9.44      $      13.06

Cost of investments ....       $801,545,356   $ 10,360,985      $981,828,620

94 See Notes to Financial Statements.

INCOME PORTFOLIOS
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                          BOND       HIGH YIELD   MONEY MARKET
                                      -------------  ----------  --------------
INVESTMENT INCOME:
Dividends ..........................  $    313,250   $  15,160    $        --
Interest ...........................    23,510,728     481,810     23,807,802
                                      ------------   ---------    -----------
     Total investment income .......    23,823,978     496,970     23,807,802
                                      ------------   ---------    -----------
INVESTMENT EXPENSES:
Investment advisory fees ...........     1,534,412      29,966      1,161,655
Administrative services fees .......       287,702       3,458        348,497
Printing and postage fees ..........        14,320         793         12,187
Custody fees .......................         7,419       2,309         11,990
Transfer agent fees ................         5,894       1,495          2,114
Audit fees .........................        20,330      13,765         17,158
Directors'/Trustees' fees ..........        11,607         114         12,390
Registration fees ..................         5,626         150         37,818
Miscellaneous expenses .............        11,756         193          9,671
                                      ------------   ---------    -----------
Expenses before reimbursement and
 waiver from Investment Adviser ....     1,899,066      52,243      1,613,480
Expense reimbursement and waiver
 from Investment Adviser ...........            --     (15,399)            --
                                      ------------   ---------    -----------
     Net expenses ..................     1,899,066      36,844      1,613,480
                                      ------------   ---------    -----------
Net investment income ..............    21,924,912     460,126     22,194,322
                                      ------------   ---------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments .......................    (3,732,346)   (145,157)            --
 Forward foreign currency exchange
   contracts........................            --         441             --
 Foreign currency related
   transactions.....................            --        (965)            --
                                      ------------   ---------    -----------
     Net realized loss on
       investments..................    (3,732,346)   (145,681)            --
                                      ------------   ---------    -----------
Net change in unrealized gain or
 loss on:
 Investments .......................   (27,425,739)     77,263       (330,689)
                                      ------------   ---------    -----------
     Net change in unrealized gain
       or loss on investments ......   (27,425,739)     77,263       (330,689)
                                      ------------   ---------    -----------
Net realized and change in
 unrealized gain or loss on
 investments........................   (31,158,085)    (68,418)      (330,689)
                                      ------------   ---------    -----------
Net increase (decrease) in net
 assets resulting from operations ..  $ (9,233,173)  $ 391,708    $21,863,633
                                      ============   =========    ===========

                                           See Notes to Financial Statements. 95

INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          BOND
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 1999       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1998
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income.....................  $ 21,924,912       $ 42,765,946
Net realized gain (loss) on investments...    (3,732,346)        12,113,406
Net change in unrealized gain or loss on
 investments..............................   (27,425,739)         2,511,151
                                            ------------       ------------
 Net increase (decrease) in net assets
   resulting from operations..............    (9,233,173)        57,390,503
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............   (15,637,476)       (43,159,245)
 From net realized gains..................    (2,565,754)        (3,718,891)
                                            ------------       ------------
 Decrease in net assets from distributions
   to shareholders........................   (18,203,230)       (46,878,136)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................    42,091,930        129,876,548
 Net asset value of shares issued upon
  reinvestment of distributions...........    18,181,002         46,816,347
 Payments for shares redeemed.............   (63,620,461)       (77,605,522)
                                            ------------       ------------
 Net increase (decrease) in net assets
   from fund share transactions...........    (3,347,529)        99,087,373
                                            ------------       ------------
Net change in net assets..................   (30,783,932)       109,599,740
NET ASSETS:
Beginning of period.......................   794,560,233        684,960,493
                                            ------------       ------------
End of period.............................  $763,776,301       $794,560,233
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $  6,299,822       $     12,386
                                            ============       ============
SHARE TRANSACTIONS:
 Number of shares sold....................     3,221,585          9,811,337
 Number of shares issued upon reinvestment
   of distributions.......................     1,452,159          3,589,303
 Number of shares redeemed................    (4,885,682)        (5,880,354)
                                            ------------       ------------
 Net increase (decrease)..................      (211,938)         7,520,286
                                            ============       ============

96 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                        HIGH YIELD
                                             --------------------------------
                                               SIX MONTH
                                             PERIOD ENDED
                                             JUNE 30, 1999      YEAR ENDED
                                              (UNAUDITED)    DECEMBER 31, 1998
                                             -------------   -----------------
FROM OPERATIONS:
Net investment income......................  $   460,126       $   964,822
Net realized loss on investments...........     (145,681)         (555,468)
Net change in unrealized gain or loss on
 investments...............................       77,263          (456,966)
                                             -----------       -----------
 Net increase (decrease) in net assets
   resulting from operations...............      391,708           (47,612)
                                             -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income................       (7,935)         (916,480)
 From net realized gains...................           --           (70,942)
                                             -----------       -----------
 Decrease in net assets from distributions
   to shareholders.........................       (7,935)         (987,422)
                                             -----------       -----------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold................    5,726,113         3,590,850
  Net asset value of shares issued upon
    reinvestment of distributions..........        3,031           199,555
  Payments for shares redeemed.............   (4,965,374)       (4,087,023)
                                             -----------       -----------
  Net increase (decrease) in net assets
    from fund share transactions...........      763,770          (296,618)
                                             -----------       -----------
Net change in net assets...................    1,147,543        (1,331,652)
NET ASSETS:
Beginning of period........................    8,766,760        10,098,412
                                             -----------       -----------
End of period..............................  $ 9,914,303       $ 8,766,760
                                             ===========       ===========
End of period net assets includes
  undistributed (distributions in excess of)
  net investment income....................  $   450,472       $    (1,719)
                                             ===========       ===========
SHARE TRANSACTIONS:
 Number of shares sold.....................      610,955           349,877
 Number of shares issued upon reinvestment
   of distributions........................          321            22,065
 Number of shares redeemed.................     (530,953)         (402,434)
                                             -----------       -----------
 Net increase (decrease)...................       80,323           (30,492)
                                             ===========       ===========

                                           See Notes to Financial Statements. 97

INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                      MONEY MARKET
                                           ----------------------------------
                                              SIX MONTH
                                            PERIOD ENDED
                                            JUNE 30, 1999       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1998
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income....................  $  22,194,322      $  40,781,149
Net change in unrealized gain or loss on
  investments............................       (330,689)           (20,848)
                                           -------------      -------------
 Net increase in net assets resulting
   from operations.......................     21,863,633         40,760,301
                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income............    (40,869,907)       (34,446,801)
                                           -------------      -------------
 Decrease in net assets from
   distributions to shareholders.........    (40,869,907)       (34,446,801)
                                           -------------      -------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold..............    782,410,559        929,993,353
  Net asset value of shares issued upon
    reinvestment of distributions .......     40,869,907         34,446,801
  Payments for shares redeemed...........   (693,310,654)      (784,340,735)
                                           -------------      -------------
 Net increase in net assets from fund
   share transactions....................    129,969,812        180,099,419
                                           -------------      -------------
Net change in net assets.................    110,963,538        186,412,919
NET ASSETS:
Beginning of period......................    875,168,667        688,755,748
                                           -------------      -------------
End of period............................  $ 986,132,205      $ 875,168,667
                                           =============      =============
End of period net assets includes
 undistributed net investment income.....  $  22,105,217      $  40,780,802
                                           =============      =============
SHARE TRANSACTIONS:
   Number of shares sold.................     60,303,197         70,927,540
   Number of shares issued upon
    reinvestment of distributions........      3,191,341          2,701,802
   Number of shares redeemed.............    (53,379,367)       (59,793,888)
                                           -------------      -------------
 Net increase............................     10,115,171         13,835,454
                                           =============      =============

98 See Notes to Financial Statements.

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION

The Statements contained herein refer to Aetna Income Shares d/b/a Aetna Bond VP
(Bond), Aetna High Yield VP (High Yield), a portfolio of Aetna Variable Portfolios, Inc. (Variable Portfolios) and Aetna Variable Encore Fund d/b/a Aetna Money Market VP (Money Market) (individually, a Fund, and collectively, the Funds).

Bond and Money Market were organized under the laws of Massachusetts on January 25, 1984. Variable Portfolios was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation of Variable Portfolios permit it to offer separate portfolios, each of which has its own investment objective, policies and restrictions. Variable Portfolios currently offers ten separate portfolios, including High Yield. Bond, Money Market and Variable Portfolios are each registered under the Investment Company Act of 1940 (the Act) as open-end management investment companies.

The following is each Fund's investment objective:

   BOND seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

   HIGH YIELD seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed-income securities rated lower than BBB- by Standard and Poor's or lower than Baa3 by Moody's Investors Service, Inc.

   MONEY MARKET seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Shares in the Funds are currently sold to Aetna Life Insurance and Annuity Company (ALIAC), an Aetna Life Insurance Separate Account, and in the case of Bond, to existing shareholders through reinvestment of distributions. ALIAC's shares are allocated to certain of its variable life/annuity accounts. At June 30, 1999, ALIAC's separate accounts and affiliates held all of Money Market's and High Yield's shares outstanding and 99.4% of Bond's shares outstanding.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to the Funds. ALIAC serves as the principal underwriter to each Fund. Aeltus and ALIAC are both indirect wholly owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Fund have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of each Fund.

A. VALUATION OF INVESTMENTS

Except with respect to Money Market, investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value.

Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors/Trustees.

B. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933
Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its total assets in illiquid securities (except Money Market which may invest up to 10%). Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors/Trustees. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Below is a summary of securities held which are both illiquid and restricted as of June 30, 1999:

                COST      MARKET VALUE    % OF NET ASSETS
                ----      ------------    ---------------
Bond        $1,057,718    $1,063,056          0.14%
High Yield     396,000       129,000          1.30%

C. DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

D. DOLLAR ROLL TRANSACTIONS

Each of the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

E. FEDERAL INCOME TAXES

Each Fund has met the requirements to be taxed as a regulated investment company for the year ended December 31, 1998 and intends to meet the requirements for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Fund will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

F. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

--------------------------------------------------------------------------------

G. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Fund pays Aeltus a monthly fee expressed as a percentage of its average daily net assets. Below are the Funds' annual investment advisory fees, as of June 30, 1999:

                   ADVISORY FEE
                   ------------
Bond                 0.40%
High Yield           0.65%
Money Market         0.25%

Each Fund pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Funds' other service providers. Each Fund pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate is 0.075% on the first $5 billion in Fund assets and 0.050% on all Fund assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Fund, in exchange for fees payable by Aeltus, of up to 0.325% of the Funds' average daily net assets. For the period January 1, 1999 through June 30, 1999, Aeltus paid ALIAC $1,385,615.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse High Yield for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase High Yield's yield and total return.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 1999 were:

                                        COST OF PURCHASES   PROCEEDS FROM SALES
                                        -----------------   -------------------
Bond                                      $277,444,909         $234,192,283
High Yield                                   7,555,426            8,003,645

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
6. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Internal Revenue Code, the following capital loss carryforwards have been incurred at June 30, 1999:

                  CAPITAL LOSS      YEAR OF
                  CARRYFORWARD     EXPIRATION
                  ------------     ----------
High Yield          $218,483          2006
                     336,345          2007
---------------------------------------------
Money Market          62,877          2003

These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of each of the Funds to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

INCOME PORTFOLIOS
ADDITIONAL INFORMATION
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
YEAR 2000

The Funds receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory information that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS
BOND
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                           SIX MONTH
                                         PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                         JUNE 30, 1999  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                          (UNAUDITED)       1998          1997          1996         1995+          1994+
                                         -------------  ------------  ------------  ------------  ------------  --------------
Net asset value, beginning of period ..  $  13.06        $  12.85      $  12.62      $  13.00      $  11.72       $  13.05
                                         --------        --------      --------      --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................      0.36            0.75          0.80+         0.85+         0.88           0.79
 Net realized and change in unrealized
   gain or loss on investments ........     (0.52)           0.28          0.23         (0.39)         1.24          (1.29)
                                         --------        --------      --------      --------      --------       --------
   Total from investment
     operations .......................     (0.16)           1.03          1.03          0.46          2.12          (0.50)
                                         --------        --------      --------      --------      --------       --------
LESS DISTRIBUTIONS:
 From net investment income ...........     (0.26)          (0.76)        (0.80)        (0.84)        (0.84)         (0.83)
 From net realized gains on investments     (0.04)          (0.06)           --            --            --             --
                                         --------        --------      --------      --------      --------       --------
   Total distributions ................     (0.30)          (0.82)        (0.80)        (0.84)        (0.84)         (0.83)
                                         --------        --------      --------      --------      --------       --------
Net asset value, end of period ........  $  12.60        $  13.06      $  12.85      $  12.62      $  13.00       $  11.72
                                         ========        ========      ========      ========      ========       ========

Total return* .........................     (1.15)%          8.14%         8.30%         3.60%        18.24%         (3.80)%
Net assets, end of period (000's) .....  $763,776        $794,560      $684,960      $643,729      $666,960       $561,704
Ratio of net expenses to average net
  assets...............................      0.50%(1)        0.49%         0.48%         0.39%         0.32%          0.33%
Ratio of net investment income to
  average net assets ..................      5.72%(1)        5.82%         6.31%         6.39%         6.97%          6.38%
Portfolio turnover rate ...............     31.90%          88.98%       134.92%        96.41%       113.72%         74.24%

(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

104 See Notes to Financial Statements.

HIGH YIELD
-----------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                              PERIOD FROM
                              SIX MONTH                    DECEMBER 10, 1997
                            PERIOD ENDED    YEAR ENDED      (COMMENCEMENT OF
                            JUNE 30, 1999  DECEMBER 31,       OPERATIONS)
                             (UNAUDITED)       1998       TO DECEMBER 31, 1997
                            -------------  ------------   --------------------
Net asset value, beginning
 of period ...............   $ 9.04         $ 10.10           $ 10.00
                             ------         -------           -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income ...     0.46            1.07              0.05+
 Net realized and change
 in unrealized gain or
 loss on investments .....    (0.05)          (1.09)             0.10
                             ------         -------           -------
   Total from investment
    operations............     0.41           (0.02)             0.15
                             ------         -------           -------
LESS DISTRIBUTIONS:
 From net investment
  income..................    (0.01)          (1.02)            (0.05)
 From net realized gains
  on investments .........       --           (0.02)               --
                             ------         -------           -------
   Total distributions ...    (0.01)          (1.04)            (0.05)
                             ------         -------           -------
Net asset value, end of
 period...................   $ 9.44         $  9.04           $ 10.10
                             ======         =======           =======

Total return .............     4.51%          (0.27)%            1.48%
Net assets, end of period
 (000's)..................   $9,914         $ 8,767           $10,098
Ratio of net expenses to
 average net assets ......     0.80%(1)        0.80%             0.80%(1)
Ratio of net investment
 income to average net
 assets...................     9.98%(1)        9.14%             7.81%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ...     1.13%(1)        0.97%               --
Portfolio turnover rate ..    84.19%         178.39%            69.39%

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements. 105

INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
MONEY MARKET
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                           SIX MONTH
                                         PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                         JUNE 30, 1999  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                          (UNAUDITED)       1998          1997         1996+         1995+          1994+
                                         -------------  ------------  ------------  ------------  ------------  --------------

Net asset value, beginning of period     $  13.39        $  13.36      $  13.19      $  13.29      $  12.54       $  12.54
                                         --------        --------      --------      --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................     0.30            0.63          0.67+         0.70          0.75           0.52
 Net realized and change in unrealized
  gain or loss on investments ..........    (0.01)           0.07          0.03            --          0.01          (0.02)
                                         --------        --------      --------      --------      --------       --------
   Total from investment
    operations .........................     0.29            0.70          0.70          0.70          0.76           0.50
                                         --------        --------      --------      --------      --------       --------
LESS DISTRIBUTIONS:
 From net investment income ............    (0.62)          (0.67)        (0.53)        (0.80)        (0.01)         (0.50)
                                         --------        --------      --------      --------      --------       --------
   Total distributions .................    (0.62)          (0.67)        (0.53)        (0.80)        (0.01)         (0.50)
                                         --------        --------      --------      --------      --------       --------
Net asset value, end of period ......... $  13.06        $  13.39      $  13.36      $  13.19      $  13.29       $  12.54
                                         ========        ========      ========      ========      ========       ========

Total return* ..........................     2.32%           5.46%         5.47%         5.37%         6.05%          4.09%
Net assets, end of period (000's) ...... $986,132        $875,169      $688,756      $613,505      $514,037       $483,039
Ratio of net expenses to average net
 assets.................................     0.35%(1)        0.34%         0.35%         0.34%         0.30%          0.32%
Ratio of net investment income to
 average net assets ....................     4.78%(1)        5.28%         5.34%         5.24%         5.82%          4.16%

(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

106 See Notes to Financial Statements.

                            AETNA GET FUND, SERIES C
                               Growth of $10,000

GET Fund, Series C       12/17/96   12/31/96                    12/31/97                               12/31/98           06/30/99
Aetna GET Fund, Series C   10,000    10,153  10,251  11,620  12,442  12,715   14,432   15,002   13,496   16,248   17,114   18,230
S&P 500 Index              10,000    10,174  10,446  12,270  13,189  13,568   15,461   15,971   14,382   17,445   18,314   19,605


    Average Annual Total Returns
 for the period ended June 30, 1999*
---------------------------------------
Inception Date   1 Year    Inception
---------------------------------------
   12/17/96       21.52%     26.73%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            AETNA GET FUND, SERIES C

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna GET Fund, Series C (GET C) generated a return of 12.20%, net of fund expenses, for the six month period ended June 30, 1999. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 12.38% for the same period.

Currently closed to new deposits, GET C invests primarily in common stocks and bonds in varying proportions in response to market fluctuations. This strategy is complemented by a guarantee that the market value of an investor's assets will not be less than their market value on the first day of GET C's 5-year Guaranteed Period if the assets are held to GET C's maturity on December 16, 2001.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

On the last day of June, the Federal Reserve (the "Fed") raised the Fed funds rate - the interest rate charged on overnight loans between banks - by 0.25%. That action says a lot about how economic conditions had developed during the first half of the year. Earlier in the year, with 1998's financial panic and fears of global meltdown fresh in memory, prevailing views on economic growth and the outlook for corporate earnings were still quite cautious. It soon became apparent that U.S. domestic demand was booming, and the worst fears about the impact of last year's financial crisis on this year's economic picture were not being borne out.

The mood shift was reflected in a recovery in the relative performance of cyclical stocks, as analysts' expectations for their forward earnings were increased sharply. Small-capitalization stocks - which had fallen from grace in the market's enthusiasm for "trophy stocks," a relative handful of globally recognizable names - made-up some of what had been a historic

                                                    See Definition of Terms. 107
performance gap relative to large-caps. Market breadth widened as "value" themes and small-cap ideas regained respectability with investors, within the context of what appeared to be a much more successful global economy than had been priced in earlier.

Within the U.S. equity market, the rank order of market performance by broad indexes during the second quarter shows the Russell 2000, Value Line, Amex, and Dow Jones Industrials with a clear lead over the NASDAQ, NYSE Composites, and the S&P 500. The previously out-of-favor deep cyclicals - such as non-ferrous metals, machinery, forest products, and commodity chemicals - were among the best-performing industry groups. At the same time, earlier stalwarts such as technology and pharmaceuticals turned in more-modest results. Investors' widening horizons were best expressed in the performance of overseas markets:
China, Indonesia, Malaysia, Russia, Korea, Thailand, Venezuela, Hong Kong, Argentina, Mexico - the list of the world's leading equity market performances during the second quarter - reads almost country-for-country like the list of casualties during the turbulence of 1997-98. Each of these national markets outperformed the best of the broad U.S. market indices during the quarter. Even Japan, the habitual wet blanket of global growth, reported an eye-popping (though suspect) economic bounce and solidly respectable equity-market returns.

The deflationary fears that still lingered at the opening of the second quarter had dispersed well before the Fed, in its new transparent operating style, had begun to prepare the markets for a reversal in policy. The Fed adopted and announced, at the May meeting of its Federal Open Market Committee, a "bias" toward raising its target rate for the cost of overnight bank reserves. Fixed-income markets had already sensed which way the economy was going and had anticipated that monetary policy would follow. Yield curves steepened as the more buoyant economic outlook cast a pall over the prospects for bond market returns. The issue under debate as the third quarter opens is whether the freshening of global growth, which so affected market results during the spring quarter, will continue to dominate investor sentiment and policymakers' concerns. If so, we can expect a continuing improvement in earnings estimates and an ongoing anxiety about an adverse shift in inflation and interest-rate trends. If not, there may be a return to the same sort of high-quality, reliable growth themes that provided investors with a sense of comfort last year.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

GET C had nearly 97% of its assets in equities.

Equities
--------

The equity portion of this portfolio is run in the "enhanced index" style, which slightly underperformed the S&P 500 during the first half of the year. The quantitative model used to rank the stocks in the S&P 500 did not perform well in the first half of the year. The principal reason for this was the emphatic rotation to deep "value" that occurred in April and extended into May. Quantitative models in general tend to have difficulty at inflection points, and the model's behavior other than at inflection points proved to be no exception. The strong performance of cyclical stocks in April signaled a reversal in the market that was confirmed by the Fed's rate hike at the end of June. The model's effectiveness has gradually improved as the new trend has become established. One of the best-performing stocks in the S&P 500 during the first half of the year was Nalco Chemical Co. (maker of process chemicals). This stock provides a good illustration of what happened to many cyclical stocks during the last six months.

 . At the beginning of the year, Nalco Chemical Co. was poorly ranked (and therefore underweight in the Portfolio) due to its declining expected earnings and poor price momentum.

 . By the end of the six-month period, its rank had improved to a middle decile
  (due to better-than-expected earnings). It is now owned at a market weight in the Portfolio.

 . It is interesting to note that the actual earnings of many industrial cyclicals are still declining; but because of the stronger world economy, the market is pricing the stocks with an expectation for better earnings ahead.

The worst performing stock in the S&P 500 over this period was McKesson HBOC, Inc. McKesson HBOC, Inc. started the year poorly ranked. By the end of the quarter, it was no longer owned in the Portfolio. Among the best-performing S&P 500 industry groups were the basic materials and other deep cyclical industries. As mentioned earlier, we were underweight in many of these industries in April because of their weak business fundamentals, but the prospect of an improving world economy sent these stocks soaring. As expected earnings of some issues in these industries have improved, the weighting of these industries in the Portfolio has risen.

108 See Definition of Terms.

Fixed Income
------------

The portion of GET C allocated to fixed income securities was invested in U.S. Treasury zero-coupon securities. Anticipation of the change in the Fed's monetary policy caused interest rates to rise significantly during the first half of the year. Short-term Treasury yields increased by nearly 1%. The portfolio's fixed-income securities produced very little return during the period because the yield they earned was approximately offset by the negative market-value impact of the increase in interest rates.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Equities
--------

For four straight months this year, the estimate-trend variable in the stock-evaluation model has been perverse: that is, we would have had better returns by buying stocks whose expected earnings were declining rather than stocks whose expected earnings were rising. The market was placing much higher value on other characteristics (such as cyclical exposure) than on expected earnings. This has happened in the past, but normally the market will eventually turn its attention back to earnings. In June, this estimate-trend variable was once again very effective in discriminating between good stocks and bad stocks. That is, in general, stocks with rising expected earnings went up in price, while stocks with falling expected earnings went down. The return of this factor's effectiveness might be a signal that the most violent portion of the transition, from a market priced for slow economic growth to a market priced for faster economic growth, is over.

Fixed Income
------------

The outlook for the Portfolio's fixed income holdings will be determined by the Fed's future actions. The Fed's primary concern is the steady drop in the unemployment rate. It is also concerned about the sustainability of the large U.S. trade deficit. These factors may cause the Fed to raise the Fed funds rate again. However, it is likely to proceed cautiously, because inflationary forces are still quite weak. The Fed also does not want to interfere with nascent recoveries in Japan and Western Europe, nor does it want to destabilize financial markets concerns over potential Y2K-related disruptions. Thus, interest rates are likely to show more stability during the second half of the year.

LARGE CAP PORTFOLIO SECTOR BREAKDOWN:

                                         % OF        % OF     OVER/(UNDER)
SECTOR                               EQUITY STOCKS  S&P 500     WEIGHTING
Basic Materials                           2.9%        3.3%        (0.4)%
Commercial Services                       1.8%        1.7%          0.1%
Consumer Discretionary                   13.0%       12.2%          0.8%
Consumer Non-Discretionary                5.2%        7.7%        (2.5)%
Energy                                    5.7%        6.6%        (0.9)%
Finance                                  17.2%       15.8%          1.4%
Healthcare                                9.6%       11.1%        (1.5)%
Manufacturing                            10.3%       10.0%          0.3%
Technology                               19.8%       21.1%        (1.3)%
Utilities                                14.5%       10.5%          4.0%

                                                    See Definition of Terms. 109

                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
Microsoft Corp.                           3.9%
General Electric Co.                      3.1%
International Business Machines Corp.     3.0%
Wal-Mart Stores, Inc.                     2.7%
Lucent Technologies, Inc.                 2.5%
Citigroup Inc.                            2.0%
Cisco Systems, Inc.                       1.7%
Intel Corp.                               1.7%
AT&T Corp.                                1.6%
Exxon Corp.                               1.6%

ASSET ALLOCATION:           % OF         % OF
                         INVESTMENT   INVESTMENTS
ASSET CLASS               06/30/99     12/31/98
Large Cap Stocks            92.3%        91.0%
Mid Cap Stocks               1.2%         1.9%
International Stocks         2.0%         1.9%
Fixed Income                 3.1%         2.7%
Cash Equivalents             1.4%         2.5%
                         ----------  -----------
                           100.0%       100.0%
                         ==========  ===========

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Series' exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Series are subject to change.

110 See Definition of Terms.

                            AETNA GET FUND, SERIES D
                               Growth of $10,000

GET Fund, Series D        1/19/99         06/30/99
Aetna GET Fund, Series D   10,000  10,060  10,298
S&P 500 Index              10,000  10,303  11,029

    Average Annual Total Returns
 for the period ended June 30, 1999*
---------------------------------------
  Inception Date        Inception
---------------------------------------
     01/19/99              2.99%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            AETNA GET FUND, SERIES D

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna GET Fund, Series D (GET D) generated a return of 2.99%, net of fund expenses, for the period from January 19, 1999 through June 30, 1999. The benchmark, the Standard & Poor's (S&P) 500 Index(a), returned 11.06% for the same period.

Currently closed to new deposits, GET D invests primarily in common stocks and bonds in varying proportions in response to market fluctuations. This strategy is complemented by a guarantee that the market value of an investor's assets will not be less than their market value on the first day of GET D's 5-year Guaranteed Period if the assets are held to GET D's maturity on January 15, 2004.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

On the last day of June, the Federal Reserve (the "Fed") raised the Fed funds rate - the interest rate charged on overnight loans between banks - by 0.25%. That action says a lot about how economic conditions had developed during the first half of the year. Earlier in the year, with 1998's financial panic and fears of global meltdown fresh in memory, prevailing views on economic growth and the outlook for corporate earnings were still quite cautious. It soon became apparent that: U.S. domestic demand was booming; and the worst fears about the impact of last year's financial crisis on this year's economic picture were not being borne out.

The mood shift was reflected in a recovery in the relative performance of cyclical stocks, as analysts' expectations for their forward earnings were increased sharply. Small-capitalization stocks - which had fallen from grace in the market's

                                                    See Definition of Terms. 111
enthusiasm for "trophy stocks," a relative handful of globally recognizable names - made-up some of what had been a historic performance gap relative to large-caps. Market breadth widened as "value" themes and small-cap ideas regained respectability with investors, within the context of what appeared to be a much more successful global economy than had been priced in earlier.

Within the U.S. equity market, the rank order of market performance by broad indexes during the second quarter shows the Russell 2000, Value Line, Amex, and Dow Jones Industrials with a clear lead over the NASDAQ, NYSE Composites, and the S&P 500. The previously out-of-favor deep cyclicals - such as non-ferrous metals, machinery, forest products, and commodity chemicals - were among the best-performing industry groups. At the same time, earlier stalwarts such as technology and pharmaceuticals turned in more-modest results. Investors' widening horizons were best expressed in the performance of overseas markets:
China, Indonesia, Malaysia, Russia, Korea, Thailand, Venezuela, Hong Kong, Argentina, Mexico - the list of the world's leading equity market performances during the second quarter - reads almost country-for-country like the list of casualties during the turbulence of 1997-98. Each of these national markets outperformed the best of the broad U.S. market indices during the quarter. Even Japan, the habitual wet blanket of global growth, reported an eye-popping (though suspect) economic bounce and solidly respectable equity-market returns.

The deflationary fears that still lingered at the opening of the second quarter had dispersed well before the Fed, in its new transparent operating style, had begun to prepare the markets for a reversal in policy. The Fed adopted and announced, at the May meeting of its Federal Open Market Committee, a "bias" toward raising its target rate for the cost of overnight bank reserves. Fixed-income markets had already sensed which way the economy was going and had anticipated that monetary policy would follow. Yield curves steepened as the more buoyant economic outlook cast a pall over the prospects for bond market returns. The issue under debate as the third quarter opens is whether the freshening of global growth, which so affected market results during the spring quarter, will continue to dominate investor sentiment and policymakers' concerns. If so, we can expect a continuing improvement in earnings estimates and an ongoing anxiety about an adverse shift in inflation and interest-rate trends. If not, there may be a return to the same sort of high-quality, reliable growth themes that provided investors with a sense of comfort last year.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

GET D had slightly less than 57% of its assets in equities at the end of the first half of the year.

Equities
--------

The equity portion of this portfolio is run in the "enhanced index" style, which slightly underperformed the S&P 500 during the first half of the year. The quantitative model used to rank the stocks in the S&P 500 did not perform well in the first half of the year. The principal reason for this was the emphatic rotation to deep "value" that occurred in April and extended into May. Quantitative models in general tend to have difficulty at inflection points, and the model's behavior other than at inflection points proved to be no exception. The strong performance of cyclical stocks in April signaled a reversal in the market that was confirmed by the Fed's rate hike at the end of June. The model's effectiveness has gradually improved as the new trend has become established. One of the best-performing stocks in the S&P 500 during the first half of the year was Nalco Chemical Co. (maker of process chemicals). This stock provides a good illustration of what happened to many cyclical stocks during the last six months.

 . At the beginning of the year, Nalco Chemical Co. was poorly ranked (and therefore underweight in the Portfolio) due to its declining expected earnings and poor price momentum.

 . By the end of the six-month period, its rank had improved to a middle decile
  (due to better-than-expected earnings). It is now owned at a market weight in the Portfolio.

 . It is interesting to note that the actual earnings of many industrial cyclicals are still declining; but because of the stronger world economy, the market is pricing the stocks with an expectation for better earnings ahead.

The worst performing stock in the S&P 500 over this period was McKesson HBOC, Inc. McKesson HBOC, Inc. started the year poorly ranked. By the end of the quarter, it was no longer owned in the Portfolio. Among the best-performing S&P 500 industry groups were the basic materials and other deep cyclical industries. As mentioned earlier, we were underweight in many of these industries in April because of their weak business fundamentals, but the prospect of an improving world

112 See Definition of Terms.

economy sent these stocks soaring. As expected earnings of some issues in these industries have improved, the weighting of these industries in the Portfolio has risen.

Fixed Income
------------

The portion of GET D allocated to fixed income securities was affected negatively by the increase in interest rates during thefirst half of the year. Anticipation of the change in the Fed's monetary policy caused interest rates to rise significantly during the first half of the year. Short-term Treasury yields increased by nearly 1%. The negative impact on market value caused by the increase in interest rates was partially offset by the outperformance of the Portfolio's holdings in corporate bonds and mortgage-backed securities relative to U.S. Treasury securities ("Treasuries"). Based on data from Lehman Brothers, investment-grade corporate securities outperformed comparable-duration Treasuries by 1.04%; and mortgage-backed securities outperformed comparable-duration Treasuries by 0.22%. ("Duration" measures a bond's sensitivity to increases or decreases in interest rates. The longer the duration, the more a bond - or a bond portfolio - will be affected by rate changes.) The positive relative performance of these sectors resulted from: the improved outlook for the global economy; and increased liquidity in the bond market.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Equities
--------

For four straight months this year, the estimate-trend variable in the stock-evaluation model has been perverse: that is, we would have had better returns by buying stocks whose expected earnings were declining rather than stocks whose expected earnings were rising. The market was placing much higher value on other characteristics (such as cyclical exposure) than on expected earnings. This has happened in the past, but normally the market will eventually turn its attention back to earnings. In June, this estimate-trend variable was once again very effective in discriminating between good stocks and bad stocks. That is, in general, stocks with rising expected earnings went up in price, while stocks with falling expected earnings went down. The return of this factor's effectiveness might be a signal that the most violent portion of the transition, from a market priced for slow economic growth to a market priced for faster economic growth, is over.

Fixed Income
------------

The outlook for the Portfolio's fixed income holdings will be determined by the Fed's future actions. The Fed's primary concern is the steady drop in the unemployment rate. It is also concerned about the sustainability of the large U.S. trade deficit. These factors may cause the Fed to raise the Fed funds rate again. However, it is likely to proceed cautiously, because inflationary forces are still quite weak. The Fed also does not want to interfere with nascent recoveries in Japan and Western Europe, nor does it want to destabilize financial markets already concerns over potential Y2K-related disruptions. Thus, interest rates are likely to show more stability during the second half of the year. Yield spreads in the corporate-bond market, and to a lesser extent in the mortgage pass-through market, are higher than their long-term historical averages. They may very well remain high for the balance of the year. It is quite possible that investors will remain risk-averse due to concerns about Y2K-related disruptions. More fundamentally, investors must price in the corporate credit-quality risks arising from the fact that the Fed has increased the Fed funds rate.

                                                    See Definition of Terms. 113

LARGE CAP PORTFOLIO SECTOR BREAKDOWN:

                                         % OF        % OF     OVER/(UNDER)
SECTOR                               EQUITY STOCKS  S&P 500     WEIGHTING
Basic Materials                           2.8%        3.3%        (0.5)%
Commercial Services                       1.6%        1.7%        (0.1)%
Consumer Discretionary                   12.1%       12.2%        (0.1)%
Consumer Non-Discretionary                6.2%        7.7%        (1.5)%
Energy                                    6.0%        6.6%        (0.6)%
Finance                                  17.1%       15.8%          1.3%
Healthcare                               10.5%       11.1%        (0.6)%
Manufacturing                             9.7%       10.0%        (0.3)%
Technology                               19.8%       21.1%        (1.3)%
Utilities                                14.2%       10.5%          3.7%

                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
Microsoft Corp.                           2.4%
General Electric Co.                      1.8%
International Business Machines Corp.     1.7%
Wal-Mart Stores, Inc.                     1.6%
Lucent Technologies, Inc.                 1.4%
Citigroup Inc.                            1.2%
Cisco Systems, Inc.                       1.1%
MCI Worldcom, Inc.                        1.0%
Intel Corp.                               1.0%
Exxon Corp.                               0.9%

ASSET ALLOCATION:          % OF
                        INVESTMENT   NOTIONAL VALUE*     ECONOMIC EXPOSURE*
ASSET CLASS              06/30/99      OF FUTURES             06/30/99
Large Cap Stocks           53.8%           0.6%                  54.4%
Mid Cap Stocks              0.9%            --                    0.9%
International Stocks        1.3%            --                    1.3%
International Bonds         1.0%            --                    1.0%
Fixed Income               42.2%            --                   42.2%
Cash Equivalents            0.8%          (0.6)%                  0.2%
                        ----------  ---------------- --------------------
                          100.0%            --                  100.0%
                        ==========  ================ ====================

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Series' exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Series are subject to change.

114 See Definition of Terms.

                            AETNA GET FUND, SERIES E

ACCUMULATION PERIOD

Aetna GET Fund, Series E (GET E) will be offered from June 15, 1999 through September 14, 1999 as a funding option under certain variable annuity contracts issued by Aetna Life Insurance and Annuity Company. GET E assets will be invested entirely in money market instruments prior to September 15, 1999. After that date, GET E will allocate its investments between equities and fixed income securities in proportions that are intended to help GET E attain its investment objectives.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Equities
--------

As noted in Aetna GET Fund, Series C and Aetna GET Fund, Series D, for four straight months this year, the estimate-trend variable in the stock-evaluation model has been perverse: that is, we would have had better returns by buying stocks whose expected earnings were declining rather than stocks whose expected earnings were rising. The market was placing much higher value on other characteristics (such as cyclical exposure) than on expected earnings. This has happened in the past, but normally the market will eventually turn its attention back to earnings. In June, this estimate-trend variable was once again very effective in discriminating between good stocks and bad stocks. That is, in general, stocks with rising expected earnings went up in price, while stocks with falling expected earnings went down. The return of this factor's effectiveness might be a signal that the most violent portion of the transition, from a market priced for slow economic growth to a market priced for faster economic growth, is over.

Fixed Income
------------

The outlook for the Portfolio's fixed income holdings will be determined by the Fed's future actions. The Fed's primary concern is the steady drop in the unemployment rate. It is also concerned about the sustainability of the large U.S. trade deficit. These factors may cause the Fed to raise the Fed funds rate again. However, it is likely to proceed cautiously, because inflationary forces are still quite weak. The Fed also does not want to interfere with nascent recoveries in Japan and Western Europe, nor does it want to destabilize financial markets already concerns over potential Y2K-related disruptions. Thus, interest rates are likely to show more stability during the second half of the year. Yield spreads in the corporate-bond market, and to a lesser extent in the mortgage pass-through market, are higher than their long-term historical averages. They may very well remain high for the balance of the year. It is quite possible that investors will remain risk-averse due to concerns about Y2K-related disruptions. More fundamentally, investors must price in the corporate credit-quality risks arising from the fact that the Fed has increased the Fed funds rate.

The opinions expressed reflect those of the portfolio manager only through June 30, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Series are subject to change.
                                                    See Definition of Terms. 115

DEFINITION OF TERMS

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

These are unmanaged indices and are not available for individual investment.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
SERIES C
--------------------------------------------------------------------------------

                                           NUMBER OF        MARKET VALUE
                                             SHARES
                                           ------------     ---------------
COMMON STOCKS (95.6%)
AIR TRANSPORT (0.5%)
AMR Corp. + .............................       1,500       $     102,375
Delta Air Lines, Inc. ...................       2,800             161,350
FDX Corp. Holding Co. + .................       5,960             323,330
Southwest Airlines Co. ..................       7,000             217,875
US Airways Group, Inc. + ................       1,800              78,413
                                                            ---------------
                                                                  883,343
                                                            ---------------
ALUMINUM (0.2%)
Alcoa Inc. ..............................       6,800             420,750
                                                            -------------
AUTO PARTS AND HARDWARE (0.3%)
Black & Decker Corp. ....................       1,700             107,313
Briggs & Stratton Corp. .................         300              17,325
Cooper Tire & Rubber Co. ................         900              21,263
Genuine Parts Co. .......................       4,450             155,750
Goodyear Tire & Rubber Co. (The) ........       2,600             152,912
Snap-On, Inc. ...........................       2,300              83,231
                                                            ---------------
                                                                  537,794
                                                            ---------------
AUTOMOTIVE (1.6%)
Dana Corp. ..............................       4,657             214,513
Delphi Automotive Systems Corp. .........      11,742             217,961
Eaton Corp. .............................         700              64,400
Ford Motor Co. ..........................      28,600           1,614,113
General Motors Corp. + ..................      10,800             712,800
Johnson Controls, Inc. ..................       2,400             166,350
TRW, Inc. ...............................       2,000             109,750
                                                            ---------------
                                                                3,099,887
                                                            ---------------
BANKS AND THRIFTS (6.8%)
Bank of America Corp. ...................      29,200           2,140,725
Bank of New York Co., Inc. ..............      12,600             462,262
Bank One Corp. ..........................      19,400           1,155,512
BankBoston Corp. ........................       2,100             107,363
BB&T Corp. ..............................       5,100             187,106
Chase Manhattan Corp. ...................      21,200           1,836,450
Comerica, Inc. ..........................       3,400             202,088
Fifth Third Bancorp .....................       5,531             368,040
Firstar Corp. ...........................      12,600             352,800
Fleet Financial Group,  Inc. ............      14,500             643,437
Golden West Financial Corp. .............         900              88,200
Huntington Bancshares Inc. ..............       4,930             172,550
J.P. Morgan & Co. .......................       4,400             618,200
KeyCorp .................................       7,900             253,788
Mellon Bank Corp. .......................       9,600             349,200
Mercantile Bancorporation, Inc. .........       3,600             205,650
National City Corp. .....................       5,800             379,900
Northern Trust Corp. ....................       2,300             223,100
PNC Bank Corp. ..........................       6,600             380,325
Regions Financial Corp. .................       5,200             199,875
Republic New York Corp. .................       1,100              75,006
State Street Corp. ......................       3,700             315,888
Summit Bancorp ..........................       4,100             171,431

                                           NUMBER OF        MARKET VALUE
                                             SHARES
                                           ------------     ---------------

BANKS AND THRIFTS (CONTINUED)
Suntrust Banks, Inc. ....................       4,600       $     319,413
Synovus Financial Corp. .................       6,800             135,150
U.S. Bancorp ............................      12,250             416,500
Wachovia Corp. ..........................       3,500             299,469
Washington Mutual, Inc. .................      10,921             386,330
Wells Fargo & Co. .......................      26,800           1,145,700
                                                            ---------------
                                                               13,591,458
                                                            ---------------
BIOTECH AND MEDICAL PRODUCTS (1.1%)
Amgen, Inc. + ...........................      11,000             669,625
Bausch & Lomb, Inc. .....................       1,800             137,700
Becton, Dickinson & Co. .................       5,400             162,000
Biomet, Inc. ............................       2,000              79,500
Boston Scientific Corp. + ...............       9,700             426,194
Guidant Corp. ...........................       6,600             339,487
Medtronic, Inc. .........................       5,000             389,375
                                                            ---------------
                                                                2,203,881
                                                            ---------------
CHEMICALS (1.4%)
Dow Chemical Co. ........................       5,500             697,812
Du Pont (E.I.) de Nemours ...............      19,100           1,304,769
Eastman Chemical Co. ....................       2,300             119,025
Monsanto Co. ............................      10,100             398,319
Rohm & Haas Co. .........................       4,406             188,892
Union Carbide Corp. .....................       1,300              63,375
                                                            ---------------
                                                                2,772,192
                                                            ---------------
COMMERCIAL SERVICES (0.4%)
Deluxe Corp. ............................       1,500              58,406
Interpublic Group of Co., Inc. (The) ....       3,100             268,538
Omnicom Group, Inc. .....................       3,700             296,000
Paychex, Inc. ...........................       4,950             157,781
RR Donnelley & Sons Co. .................       2,200              81,538
                                                            ---------------
                                                                  862,263
                                                            ---------------
COMPUTERS (6.0%)
Apple Computer, Inc. + ..................       4,200             194,512
Dell Computer Corp. + ...................      42,200           1,561,400
Gateway 2000, Inc. + ....................       2,700             159,300
Hewlett Packard Co. .....................      25,800           2,592,900
International Business Machines Corp. ...      46,000           5,945,500
Sun Microsystems, Inc. + ................      18,600           1,281,075
Unisys Corp. + ..........................       4,200             163,538
                                                            ---------------
                                                               11,898,225
                                                            ---------------
CONGLOMERATE AND AEROSPACE (4.1%)
Boeing Co. ..............................      16,500             729,094
Crane Co. ...............................       1,200              37,725
General Dynamics Corp. ..................       2,700             184,950
General Electric Co. ....................      54,500           6,158,500
Goodrich (B.F.) Co. .....................       1,000              42,500
National Service Industries, Inc. .......         800              28,800
Northrop Grumman Corp. ..................         500              33,156
Raytheon Co. ............................       3,900             274,462
Textron, Inc. ...........................       2,600             214,013

                                      See Notes to Portfolio of Investments. 117

                                           NUMBER OF        MARKET VALUE
                                             SHARES
                                           ------------     ---------------

CONGLOMERATE AND AEROSPACE (CONTINUED)
United Technologies Corp. ...............       7,400       $     530,487
                                                            ---------------
                                                                8,233,687
                                                            ---------------
CONSUMER FINANCE (2.2%)
Associates First Capital Corp. ..........      12,098             536,093
Capital One Financial Corp. .............       3,300             183,769
Countrywide Credit Industries, Inc. .....       3,000             128,250
Federal Home Loan Mortgage Corp. ........      17,000             986,000
Federal National Mortgage Association ...      21,900           1,497,412
Household International, Inc. ...........       7,700             364,787
MBNA Corp. ..............................      15,675             480,047
Ryder System, Inc. ......................       1,600              41,600
SLM Holding Corp. .......................       4,300             196,994
                                                            ---------------
                                                                4,414,952
                                                            ---------------
CONSUMER PRODUCTS (1.7%)
Alberto-Culver Co. ......................       1,000              26,625
Avon Products, Inc. .....................       4,300             238,650
Clorox Co. ..............................       1,800             192,262
Colgate-Palmolive Co. ...................       4,700             464,125
International Flavors & Fragrances, Inc.        1,000              44,375
Kimberly-Clark Corp. ....................       9,400             535,800
Procter & Gamble Co. ....................      22,000           1,963,500
                                                            ---------------
                                                                3,465,337
                                                            ---------------
CONSUMER SERVICES (1.2%)
Carnival Corp. ..........................      10,200             494,700
Cendant Corp. + .........................      14,100             289,050
Darden Restaurants, Inc. ................       5,800             126,513
H&R Block, Inc. .........................       2,500             125,000
Harrah's Entertainment, Inc. + ..........       1,200              26,400
Hilton Hotels Corp. .....................       2,500              35,469
Marriott International, Inc. ............       3,900             145,762
McDonald's Corp. ........................      22,600             933,662
Tricon Global Restaurants, Inc. + .......       2,470             133,689
                                                            ---------------
                                                                2,310,245
                                                            ---------------
CONSUMER SPECIALTIES (0.1%)
Brunswick Corp. .........................       4,300             119,862
Hasbro, Inc. ............................       3,750             104,766
Mattel, Inc. ............................       2,000              52,875
                                                            ---------------
                                                                  277,503
                                                            ---------------
DATA AND IMAGING SERVICES (9.5%)
America Online, Inc. ....................      18,400           2,033,200
Automatic Data Processing, Inc. .........      10,500             462,000
BMC Software, Inc. + ....................       3,600             194,400
Ceridian Corp. + ........................       4,200             137,288
Cisco Systems, Inc. + ...................      53,900           3,476,550
Computer Associates International, Inc. .      11,150             613,250
Computer Sciences Corp. + ...............       2,600             179,887
Compuware Corp. + .......................       6,000             190,875
Eastman Kodak Co. .......................       5,400             365,850
Electronic Data Systems Corp. ...........       8,300             469,469
EMC Corp. + .............................      25,200           1,386,000
First Data Corp. ........................       8,400             411,075

                                           NUMBER OF        MARKET VALUE
                                             SHARES
                                           ------------     ---------------

DATA AND IMAGING SERVICES (CONTINUED)
Microsoft Corp. + .......................      86,500       $   7,801,219
Novell, Inc. + ..........................      10,000             265,000
Oracle Corp. + ..........................      24,100             894,712
Seagate Technology, Inc. + ..............       5,500             140,937
                                                            ---------------
                                                               19,021,712
                                                            ---------------
DISCRETIONARY RETAIL (6.6%)
AutoZone, Inc. + ........................       1,300              39,163
Circuit City Stores, Inc. ...............       3,000             279,000
Costco Companies, Inc. + ................       3,600             288,225
Dayton Hudson Co. .......................       8,600             559,000
Dillards, Inc. ..........................       3,500             122,937
Federated Department Stores, Inc. + .....       5,300             280,569
Gap, Inc. ...............................      22,013           1,108,880
Home Depot, Inc. ........................      35,600           2,293,975
J.C. Penney Co., Inc. ...................       4,300             208,819
Kmart Corp. + ...........................      11,900             195,606
Kohl's Corp. + ..........................       3,500             270,156
Lowe's Co., Inc. ........................       8,800             498,850
May Department Stores Co. ...............       7,500             306,562
Nordstrom, Inc. .........................       2,300              77,050
Sears, Roebuck & Co. ....................       6,700             298,569
Staples, Inc. + .........................       7,650             236,672
Tandy Corp. .............................       4,400             215,050
The Limited, Inc. .......................       3,700             167,887
TJX Companies, Inc. .....................       8,300             276,494
Toys "R" Us, Inc. + .....................       2,700              55,856
Wal-Mart Stores, Inc. ...................     111,600           5,384,700
                                                            ---------------
                                                               13,164,020
                                                            ---------------
DIVERSIFIED FINANCIAL SERVICES (2.8%)
American Express Co. ....................       7,900           1,027,987
Citigroup Inc. ..........................      84,150           3,997,125
Providian Financial Corp. ...............       4,050             378,675
Transamerica Corp. ......................       2,200             165,000
                                                            ---------------
                                                                5,568,787
                                                            ---------------
DRUGS (7.8%)
Abbott Laboratories .....................      25,100           1,142,050
American Home Products Corp. ............      21,200           1,219,000
Baxter International, Inc. ..............       5,300             321,313
Bristol-Myers Squibb Co. ................      43,000           3,028,812
Eli Lilly & Co. .........................      18,100           1,296,412
Johnson & Johnson .......................      29,200           2,861,600
Merck & Co., Inc. .......................      39,400           2,915,600
Pharmacia & Upjohn, Inc. ................       8,400             477,225
Schering Plough .........................      24,900           1,319,700
Warner Lambert Co. ......................      13,700             950,438
                                                            ---------------
                                                               15,532,150
                                                            ---------------
ELECTRIC UTILITIES (2.2%)
AES Corp. + .............................       1,500              87,187
Ameren Corp. ............................       3,800             145,825
American Electric Power Co. .............       1,600              60,100
Carolina Power & Light Co. ..............       3,900             166,969

118 See Notes to Portfolio of Investments.

                                           NUMBER OF        MARKET VALUE
                                             SHARES
                                           ------------     ---------------

ELECTRIC UTILITIES (CONTINUED)
Central & South West Corp. ..............       6,400       $     149,600
Cinergy Corp. ...........................       4,000             128,000
Consolidated Edison, Inc. ...............       5,500             248,875
Constellation Energy Group ..............       3,800             112,575
Dominion Resources, Inc. ................       3,200             138,600
DTE Energy Co. ..........................       2,500             100,000
Duke Energy Corp. .......................       6,130             333,319
Edison International ....................       7,300             195,275
Entergy Corp. ...........................       6,000             187,500
FirstEnergy Corp. .......................       5,000             155,000
FPL Group, Inc. .........................       3,800             207,575
GPU, Inc. ...............................       3,300             139,219
Northern States Power Co. ...............       2,000              48,375
Peco Energy Co. .........................       6,600             276,375
PG&E Corp. ..............................       8,400             273,000
PP&L Resources, Inc. ....................       4,100             126,075
Public Service Enterprise Group, Inc. ...       5,900             241,162
Reliant Energy Inc. .....................       4,715             130,252
Southern Co. ............................      11,500             304,750
Texas Utilities Co. .....................       4,657             192,101
Unicom Corp. ............................       3,600             138,825
                                                            ---------------
                                                                4,286,534
                                                            ---------------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.7%)
Harris Corp. ............................       2,700             105,806
Pitney Bowes, Inc. ......................       4,700             301,975
Rockwell International Corp. ............       4,500             273,375
Xerox Corp. .............................      11,400             673,313
                                                            ---------------
                                                                1,354,469
                                                            ---------------
ELECTRONIC MEDIA (1.5%)
CBS Corp. + .............................       5,900             256,281
Comcast Corp. ...........................      12,200             468,938
King World Production, Inc. + ...........       1,200              41,775
Mediaone Group, Inc. + ..................       9,800             728,875
Time Warner, Inc. .......................      18,400           1,352,400
Viacom, Inc. + ..........................       4,500             198,000
                                                            ---------------
                                                                3,046,269
                                                            ---------------
FOOD AND BEVERAGE (3.2%)
Anheuser-Busch Co., Inc. ................      11,200             794,500
Bestfoods ...............................       6,300             311,850
Brown-Forman Corp. + ....................         800              52,150
Coca-Cola Co. ...........................      41,200           2,575,000
Conagra, Inc. ...........................       9,500             252,938
Coors (Adolph) Co. ......................       1,000              49,500
Fortune Brands, Inc. ....................       5,300             219,288
General Mills, Inc. .....................       3,000             241,125
Heinz (H.J.) Co. ........................       7,500             375,937
Kellogg Co. .............................       6,700             221,100
Pioneer Hi-Bred International, Inc. .....       1,600              62,300
Quaker Oats Co. .........................       3,000             199,125
Ralston-Ralston Purina Group ............       5,200             158,275
Sara Lee Corp. ..........................       7,600             172,425

                                           NUMBER OF        MARKET VALUE
                                             SHARES
                                           ------------     ---------------

FOOD AND BEVERAGE (CONTINUED)
Seagram Co. Ltd. ........................       3,600       $     181,350
Unilever NV .............................       5,311             370,422
Wrigley (Wm.) Jr. Co. ...................       2,000             180,000
                                                            ---------------
                                                                6,417,285
                                                            ---------------
FOOD AND DRUG RETAIL (1.4%)
Albertson's, Inc. .......................       6,935             357,586
CVS Corp. ...............................       6,500             329,875
Kroger Co. (The) + ......................      19,400             541,987
Longs Drug Stores, Inc. .................         800              27,650
Safeway, Inc. + .........................      11,400             564,300
SUPERVALU, Inc. .........................       3,800              97,613
Sysco Corp. .............................       5,800             172,912
Walgreen Co. ............................      22,200             652,125
Winn-Dixie Stores, Inc. .................       1,400              51,713
                                                            ---------------
                                                                2,795,761
                                                            ---------------
FOREST PRODUCTS AND BUILDING MATERIALS (0.8%)
Armstrong World Industries, Inc. ........         800              46,250
Bemis Co., Inc. .........................       1,700              67,575
Crown Cork & Seal Co., Inc. .............       2,500              71,250
Fort James Corp. ........................       5,300             200,737
Georgia-Pacific Corp. ...................       4,600             217,925
International Paper Co. .................       6,600             333,300
Masco Corp. .............................       8,200             236,775
Mead Corp. ..............................         800              33,400
Temple-Inland Inc. ......................       1,600             109,200
Westvaco Corp. ..........................       1,000              29,000
Weyerhaeuser Co. ........................       3,500             240,625
                                                            ---------------
                                                                1,586,037
                                                            ---------------
GAS UTILITIES (0.7%)
Coastal Corp. (The) .....................       4,900             196,000
Columbia Energy Group ...................       1,500              94,031
Consolidated Natural Gas Co. ............       1,800             109,350
Eastern Enterprises .....................         500              19,875
Enron Corp. .............................       6,400             523,200
NICOR, Inc. .............................         900              34,256
ONEOK, Inc. .............................         700              22,225
People's Energy Corp. ...................         600              22,613
Sempra Energy ...........................       4,311              97,537
Williams Co., Inc. (The) ................       6,900             293,681
                                                            ---------------
                                                                1,412,768
                                                            ---------------
HEALTH SERVICES (0.4%)
Cardinal Health, Inc. ...................       4,400             282,150
Columbia/HCA Healthcare Corp. ...........      10,300             234,969
IMS Health, Inc. ........................       6,600             206,252
United Healthcare Corp. .................       2,000             125,250
                                                            ---------------
                                                                  848,621
                                                            ---------------
HEAVY MACHINERY (0.3%)
Caterpillar, Inc. .......................       5,900             354,000
NACCO Industries, Inc. ..................         200              14,700

                                      See Notes to Portfolio of Investments. 119

                                           NUMBER OF        MARKET VALUE
                                             SHARES
                                           ------------     ---------------

HEAVY MACHINERY (CONTINUED)
Navistar International Corp. + ..........       2,300       $     115,000
PACCAR, Inc. ............................       2,300             122,763
                                                            ---------------
                                                                  606,463
                                                            ---------------
HOUSING AND FURNISHINGS (0.3%)
Centex Corp. ............................       3,000             112,687
Fleetwood Enterprises, Inc. .............         700              18,506
Kaufman & Broad Home Corp. ..............         900              22,388
Maytag Corp. ............................       3,700             257,844
Newell Rubbermaid Inc. ..................       1,100              51,150
Pulte Corp. .............................       1,000              23,063
Whirlpool Corp. .........................       2,100             155,400
                                                            ---------------
                                                                  641,038
                                                            ---------------
INDUSTRIAL SERVICES (0.4%)
Browning-Ferris Industries, Inc. ........       3,000             129,000
Fluor Corp. .............................       2,400              97,200
Foster Wheeler Corp. ....................         600               8,475
                                                            ---------------
USA Waste Management, Inc. ..............       9,900             532,125
                                                            ---------------
                                                                  766,800
                                                            ---------------
INSURANCE (3.1%)
AFLAC, Inc. .............................       5,900             282,462
Allstate Corp. (The) ....................      13,600             487,900
American General Corp. ..................       5,264             396,774
American International Group, Inc. ......      20,399           2,387,958
Aon Corp. ...............................       4,275             176,344
Chubb Corp. .............................       1,400              97,300
CIGNA Corp. .............................       3,500             311,500
Cincinnati Financial Corp. ..............       1,200              45,075
Conseco, Inc. ...........................       7,100             216,106
Hartford Financial Services Group, Inc. .       5,100             297,394
Jefferson-Pilot Corp. ...................       2,500             165,469
Lincoln National Corp. ..................       4,200             219,712
Marsh & McLennan Co., Inc. ..............       4,500             339,750
MBIA, Inc. ..............................       2,400             155,400
MGIC Investment Corp. ...................       2,500             121,562
Progressive Corp. .......................       1,200             174,000
Safeco Corp. ............................       1,400              61,775
St. Paul Co., Inc. ......................       2,296              73,042
Torchmark Corp. .........................       2,300              78,488
UNUM Corp. ..............................       2,400             131,400
                                                            ---------------
                                                                6,219,411
                                                            ---------------
INVESTMENT SERVICES (1.6%)
Charles Schwab Corp. ....................       7,850             862,519
Franklin Resources, Inc. ................       4,300             174,688
Lehman Brothers Holdings Inc. ...........       1,100              68,475
Merrill Lynch & Co., Inc. ...............       6,200             495,612
Morgan Stanley Dean Witter & Co. ........      14,475           1,483,687
                                                            ---------------
                                                                3,084,981
                                                            ---------------
MAJOR TELECOMMUNICATIONS (8.3%)
ALLTEL Corp. ............................       6,000             429,000
Ameritech Corp. .........................      27,100           1,991,850
AT&T Corp. ..............................      55,607           3,103,566

                                           NUMBER OF        MARKET VALUE
                                             SHARES
                                           ------------     ---------------

MAJOR TELECOMMUNICATIONS (CONTINUED)
Bell Atlantic Corp. .....................      25,636       $   1,675,953
BellSouth Corp. .........................      40,400           1,893,750
Frontier Corp. + ........................       4,700             277,300
GTE Corp. ...............................      16,800           1,272,600
MCI Worldcom, Inc. + ....................      31,146           2,680,503
SBC Communications, Inc. ................      31,600           1,832,800
Sprint Corp. ............................      11,400             602,062
Sprint PCS + ............................       4,200             239,925
U.S. WEST, Inc. .........................       8,413             494,264
                                                            ---------------
                                                               16,493,573
                                                            ---------------
MISCELLANEOUS METALS (0.0%)
Barrick Gold Corp. ......................       4,500              87,188
                                                            ---------------
OIL (4.7%)
Ashland Oil, Inc. .......................       1,300              52,163
Atlantic Richfield Co. ..................       5,300             442,881
Chevron Corp. ...........................      10,500             999,469
Exxon Corp. .............................      40,200           3,100,425
Mobil Corp. .............................      17,200           1,702,800
Phillips Petroleum Co. ..................       4,200             211,312
Royal Dutch Petroleum Co. ...............      35,500           2,138,875
Texaco, Inc. ............................       8,900             556,250
USX-Marathon Group ......................       6,800             221,425
                                                            ---------------
                                                                9,425,600
                                                            ---------------
OIL SERVICES (0.0%)
McDermott International, Inc., ADR ......       2,900              81,925
                                                            ---------------
PRINT MEDIA (0.7%)
Dow Jones & Co., Inc. ...................       2,200             116,738
Dun & Bradstreet Corp. ..................       2,800              99,225
Equifax, Inc. ...........................       1,200              42,825
Gannett Co., Inc. .......................       4,900             349,737
Knight-Ridder, Inc. .....................       1,900             104,381
McGraw-Hill Co., Inc. ...................       3,200             172,600
Meredith Corp. ..........................       1,500              51,938
New York Times Co. ......................       5,400             198,787
Times Mirror Co. ........................       1,000              59,250
Tribune Co. .............................       3,200             278,800
                                                            ---------------
                                                                1,474,281
                                                            ---------------
PRODUCER GOODS (3.1%)
Allegheny Teledyne, Inc. ................       5,200             117,650
Allied Signal, Inc. .....................       9,700             611,100
Avery Dennison Corp. ....................       2,600             156,975
Cooper Industries, Inc. .................       2,800             145,600
Corning, Inc. ...........................       5,300             371,662
Danaher Corp. ...........................       2,900             168,563
Dover Corp. .............................       1,700              59,500
Ecolab, Inc. ............................       3,400             148,325
Emerson Electric Co. ....................       8,100             509,287
FMC Corp. + .............................         600              40,988
Grainger (W.W.), Inc. ...................         700              37,669
Honeywell, Inc. .........................       2,300             266,513
Illinois Tool Works, Inc. ...............       4,400             360,800

120 See Notes to Portfolio of Investments.

                                           NUMBER OF        MARKET VALUE
                                             SHARES
                                           ------------     ---------------

PRODUCER GOODS (CONTINUED)
Ingersoll-Rand Co. ......................       3,900        $    252,038
ITT Industries, Inc. ....................       2,600              99,125
Milacron, Inc. ..........................         900              16,650
Minnesota Mining and Manufacturing Co. ..       6,700             582,481
Parker-Hannifin Corp. ...................       2,600             118,950
PPG Industries, Inc. ....................       3,300             194,906
Raychem Corp. ...........................         700              25,900
Sherwin-Williams Co. ....................       4,300             119,325
Thomas & Betts Corp. ....................       1,700              80,325
Tyco International Ltd. .................      17,502           1,658,314
                                                            ---------------
                                                                6,142,646
                                                            ---------------
SEMICONDUCTORS AND ELECTRONICS (7.0%)
Applied Materials, Inc. + ...............       9,400             694,425
General Instrument Corp. + ..............       4,300             182,750
Intel Corp. .............................      55,300           3,290,350
Lucent Technologies, Inc. ...............      73,840           4,979,585
Micron Technology, Inc. + ...............       4,100             165,281
Motorola, Inc. ..........................      15,000           1,421,250
Nortel Networks Corp. ...................      12,100           1,050,431
Solectron Corp. + .......................       4,200             280,088
Tellabs, Inc. + .........................      10,400             702,650
Texas Instruments, Inc. .................       8,500           1,232,500
                                                            ---------------
                                                               13,999,310
                                                            ---------------
SPECIALTY CHEMICALS (0.3%)
Air Products and Chemicals, Inc. ........       4,200             169,050
Engelhard Corp. .........................       4,100              92,762
Grace (W.R.) & Co. + ....................       1,800              33,075
Great Lakes Chemical Corp. ..............         700              32,244
Nalco Chemical Co. ......................       1,100              57,063
Praxair, Inc. ...........................       1,300              63,619
Sigma-Aldrich Corp. .....................       1,900              65,431
                                                            ---------------
                                                                  513,244
                                                            ---------------
STEEL (0.1%)
Nucor Corp. .............................       1,900              90,131
USX-US Steel Group, Inc. ................         600              16,200
                                                            ---------------
                                                                  106,331
                                                            ---------------
SURFACE TRANSPORT (0.3%)
Burlington Northern Santa Fe Corp. ......       7,800             241,800
Norfolk Southern Corp. ..................       6,300             189,787
Union Pacific Corp. .....................       2,300             134,119
                                                            ---------------
                                                                  565,706
                                                            ---------------
TEXTILES AND APPAREL (0.2%)
Liz Claiborne, Inc. .....................       1,900              69,350
Nike, Inc. ..............................       3,800             240,588
VF Corp. ................................       2,000              85,500
                                                            ---------------
                                                                  395,438
                                                            ---------------
TOTAL COMMON STOCKS (COST $147,678,873)                       190,609,865
                                                            ---------------

                                           PRINCIPAL        MARKET VALUE
                                             AMOUNT
                                           ------------     ---------------
LONG-TERM BONDS AND NOTES (3.1%)
U.S. Treasury Strip,Zero Coupon,11/15/01   $7,055,000       $   6,157,714
                                                            ---------------
TOTAL LONG-TERM BONDS AND NOTES (COST $6,329,284)               6,157,714
                                                            ---------------
SHORT-TERM INVESTMENTS (2.1%)
Federal Home Loan Bank,4.60%,07/01/99 ...   4,108,000           4,108,000
                                                            ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,108,000)                  4,108,000
                                                            ---------------
TOTAL INVESTMENTS (COST $158,116,157)(A)                      200,875,579
OTHER ASSETS LESS LIABILITIES                                  (1,520,440)
                                                            ---------------
TOTAL NET ASSETS                                            $ 199,355,139
                                                            ===============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $161,944,919. Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:

Unrealized gains............................            $41,659,852
Unrealized losses...........................             (2,729,192)
                                              ---------------------
 Net unrealized gain........................            $38,930,660
                                              =====================

+ Non-income producing security.
Category percentages are based on net assets.

                                          See Notes to Financial Statements. 121

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
SERIES D
--------------------------------------------------------------------------------

                                       NUMBER OF           MARKET VALUE
                                         SHARES
                                     ----------------     ----------------
COMMON STOCKS (56.0%)
AIR TRANSPORT (0.3%)
AMR Corp. + .......................           4,300       $      293,475
Delta Air Lines, Inc. .............           5,600              322,700
FDX Corp. Holding Co. + ...........          16,000              868,000
Southwest Airlines Co. ............          17,000              529,125
US Airways Group, Inc. + ..........           2,100               91,481
                                                          ----------------
                                                               2,104,781
                                                          ----------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. ...............           8,200              261,888
Alcoa Inc. ........................          18,200            1,126,125
Reynolds Metals Co. ...............           1,600               94,400
                                                          ----------------
                                                               1,482,413
                                                          ----------------
AUTO PARTS AND HARDWARE (0.1%)
Black & Decker Corp. ..............           2,100              132,562
Genuine Parts Co. .................           4,200              147,000
Goodyear Tire & Rubber Co. (The) ..           3,500              205,844
Snap-On, Inc. .....................           1,500               54,281
Stanley Works (The) ...............           2,200               70,813
                                                          ----------------
                                                                 610,500
                                                          ----------------
AUTOMOTIVE (0.9%)
Dana Corp. ........................           3,800              175,037
Delphi Automotive Systems Corp. ...          24,043              446,302
Eaton Corp. .......................           1,700              156,400
Ford Motor Co. ....................          64,900            3,662,794
General Motors Corp. + ............          36,900            2,435,400
Johnson Controls, Inc. ............           2,100              145,556
TRW, Inc. .........................           2,900              159,138
                                                          ----------------
                                                               7,180,627
                                                          ----------------
BANKS AND THRIFTS (4.0%)
AmSouth Bancorporation ............           9,600              222,600
Bank of America Corp. .............          86,000            6,304,875
Bank of New York Co., Inc. ........          27,700            1,016,244
Bank One Corp. ....................          44,800            2,668,400
BankBoston Corp. ..................          10,000              511,250
BB&T Corp. ........................          11,200              410,900
Chase Manhattan Corp. .............          48,100            4,166,662
Comerica, Inc. ....................           3,700              219,919
Fifth Third Bancorp ...............          11,300              752,156
Firstar Corp. .....................          37,600            1,052,800
Fleet Financial Group,  Inc. ......          32,400            1,437,750
Golden West Financial Corp. .......           3,000              294,000
Huntington Bancshares Inc. ........           4,900              171,500
J.P. Morgan & Co. .................           9,300            1,306,650
KeyCorp ...........................          17,000              546,125
Mellon Bank Corp. .................          16,800              611,100
Mercantile Bancorporation, Inc. ...           3,700              211,363
National City Corp. ...............          11,500              753,250
Northern Trust Corp. ..............           2,600              252,200
PNC Bank Corp. ....................          10,900              628,112
Regions Financial Corp. ...........           5,200              199,875

                                       NUMBER OF           MARKET VALUE
                                         SHARES
                                     ----------------     ----------------

BANKS AND THRIFTS (CONTINUED)
Republic New York Corp. ...........           4,000       $      272,750
SouthTrust Corp. ..................           5,600              214,900
State Street Corp. ................           5,800              495,175
Summit Bancorp ....................           4,200              175,613
Suntrust Banks, Inc. ..............          11,400              791,587
Synovus Financial Corp. ...........           6,100              121,238
U.S. Bancorp ......................          26,100              887,400
Union Planters Co. ................           5,100              227,906
Wachovia Corp. ....................           7,300              624,606
Washington Mutual, Inc. ...........          21,400              757,025
Wells Fargo & Co. .................          62,700            2,680,425
                                                          ----------------
                                                              30,986,356
                                                          ----------------
BIOTECH AND MEDICAL PRODUCTS (0.6%)
Amgen, Inc. + .....................          29,100            1,771,462
Bard (C.R.) Inc. ..................           1,300               62,156
Bausch & Lomb, Inc. ...............           1,900              145,350
Becton, Dickinson & Co. ...........           5,800              174,000
Biomet, Inc. ......................           2,700              107,325
Boston Scientific Corp. + .........          20,500              900,719
Guidant Corp. .....................          15,900              817,856
Mallinckrodt Inc. .................           1,800               65,475
Medtronic, Inc. ...................           9,500              739,812
Saint Jude Medical, Inc. + ........           2,100               74,813
Watson Pharmaceuticals, Inc. + ....           3,400              119,213
                                                          ----------------
                                                               4,978,181
                                                          ----------------
CHEMICALS (0.7%)
Dow Chemical Co. ..................          10,000            1,268,750
Du Pont (E.I.) de Nemours .........          42,800            2,923,775
Eastman Chemical Co. ..............           2,000              103,500
Monsanto Co. ......................          21,100              832,131
Rohm & Haas Co. ...................           4,869              208,778
Union Carbide Corp. ...............           4,800              234,000
                                                          ----------------
                                                               5,570,934
                                                          ----------------
COMMERCIAL SERVICES (0.2%)
Deluxe Corp. ......................           2,000               77,875
Interpublic Group of Co., Inc.
 (The).............................           5,300              459,112
Omnicom Group, Inc. ...............           6,100              488,000
Paychex, Inc. .....................           5,700              181,688
RR Donnelley & Sons Co. ...........           3,200              118,600
                                                          ----------------
                                                               1,325,275
                                                          ----------------
COMPUTERS (3.5%)
Apple Computer, Inc. + ............           9,000              416,813
Dell Computer Corp. + .............          96,100            3,555,700
Gateway 2000, Inc. + ..............           7,300              430,700
Hewlett Packard Co. ...............          57,700            5,798,850
International Business Machines
 Corp..............................         103,200           13,338,600
Sun Microsystems, Inc. + ..........          38,100            2,624,137
Unisys Corp. + ....................          10,000              389,375
                                                          ----------------
                                                              26,554,175
                                                          ----------------
CONGLOMERATE AND AEROSPACE (2.4%)
Boeing Co. ........................          33,800            1,493,537

122 See Notes to Portfolio of Investments.

                                       NUMBER OF           MARKET VALUE
                                         SHARES
                                     ----------------     ----------------

CONGLOMERATE AND AEROSPACE (CONTINUED)
Crane Co. .........................           1,700       $       53,444
General Dynamics Corp. ............           6,700              458,950
General Electric Co. ..............         124,000           14,012,000
Goodrich (B.F.) Co. ...............           1,900               80,750
Loews Corp. .......................           1,800              142,425
Northrop Grumman Corp. ............           1,100               72,944
Raytheon Co. ......................           8,500              598,188
Textron, Inc. .....................           5,700              469,181
United Technologies Corp. .........          15,800            1,132,662
                                                          ----------------
                                                              18,514,081
                                                          ----------------
CONSUMER FINANCE (1.1%)
Associates First Capital Corp. ....          24,900            1,103,381
Capital One Financial Corp. .......           7,800              434,363
Countrywide Credit Industries, Inc.           3,500              149,625
Federal Home Loan Mortgage Corp. ..          36,600            2,122,800
Federal National Mortgage
 Association.......................          38,900            2,659,787
Household International, Inc. .....          23,600            1,118,050
MBNA Corp. ........................          28,900              885,062
SLM Holding Corp. .................           3,800              174,088
                                                          ----------------
                                                               8,647,156
                                                          ----------------
CONSUMER PRODUCTS (1.0%)
Avon Products, Inc. ...............           9,400              521,700
Clorox Co. ........................           5,200              555,425
Colgate-Palmolive Co. .............          10,600            1,046,750
International Flavors & Fragrances,
 Inc...............................           2,500              110,937
Kimberly-Clark Corp. ..............          20,200            1,151,400
Procter & Gamble Co. ..............          50,400            4,498,200
                                                          ----------------
                                                               7,884,412
                                                          ----------------
CONSUMER SERVICES (0.6%)
Carnival Corp. ....................          23,200            1,125,200
Cendant Corp. + ...................          12,400              254,200
Darden Restaurants, Inc. ..........           4,400               95,975
H&R Block, Inc. ...................           2,400              120,000
Marriott International, Inc. ......           5,600              209,300
McDonald's Corp. ..................          51,500            2,127,594
Tricon Global Restaurants, Inc. + .           8,300              449,237
Wendy's International, Inc. .......           5,800              164,213
                                                          ----------------
                                                               4,545,719
                                                          ----------------
CONSUMER SPECIALTIES (0.1%)
Brunswick Corp. ...................           2,300               64,113
Hasbro, Inc. ......................           4,650              129,909
Mattel, Inc. ......................          10,400              274,950
                                                          ----------------
                                                                 468,972
                                                          ----------------
DATA AND IMAGING SERVICES (5.6%)
Adobe Systems, Inc. ...............           2,700              221,822
America Online, Inc. ..............          41,200            4,552,600
Automatic Data Processing, Inc. ...          22,200              976,800
BMC Software, Inc. + ..............           8,300              448,200
Ceridian Corp. + ..................           3,600              117,675
Cisco Systems, Inc. + .............         127,600            8,230,200
Computer Associates International,
 Inc...............................          26,400            1,452,000

                                       NUMBER OF           MARKET VALUE
                                         SHARES
                                     ----------------     ----------------

DATA AND IMAGING SERVICES (CONTINUED)
Computer Sciences Corp. + .........           3,800       $      262,912
Compuware Corp. + .................          14,400              458,100
Eastman Kodak Co. .................          11,600              785,900
Electronic Data Systems Corp. .....          17,700            1,001,156
EMC Corp. + .......................          57,600            3,168,000
First Data Corp. ..................          15,700              768,319
Microsoft Corp. + .................         202,000           18,217,875
Novell, Inc. + ....................          10,900              288,850
Oracle Corp. + ....................          54,550            2,025,169
Seagate Technology, Inc. + ........           7,600              194,750
                                                          ----------------
                                                              43,170,328
                                                          ----------------
DISCRETIONARY RETAIL (4.0%)
AutoZone, Inc. + ..................           3,500              105,438
Circuit City Stores, Inc. .........           4,000              372,000
Consolidated Stores Corp. + .......           4,200              113,400
Costco Companies, Inc. + ..........          11,900              952,744
Dayton Hudson Co. .................          21,800            1,417,000
Dillards, Inc. ....................           2,500               87,813
Dollar General Corp. ..............           5,875              170,375
Federated Department Stores, Inc. +          11,900              629,956
Gap, Inc. .........................          48,900            2,463,337
Home Depot, Inc. ..................          84,100            5,419,194
J.C. Penney Co., Inc. .............           9,600              466,200
Kmart Corp. + .....................          23,100              379,706
Kohl's Corp. + ....................           5,300              409,094
Lowe's Co., Inc. ..................          21,500            1,218,781
May Department Stores Co. .........          15,900              649,912
Nordstrom, Inc. ...................           3,400              113,900
Sears, Roebuck & Co. ..............          13,800              614,962
Staples, Inc. + ...................          24,900              770,344
Tandy Corp. .......................          11,000              537,625
The Limited, Inc. .................           9,200              417,450
TJX Companies, Inc. ...............          17,500              582,969
Toys "R" Us, Inc. + ...............          12,200              252,387
Wal-Mart Stores, Inc. .............         253,000           12,207,250
                                                          ----------------
                                                              30,351,837
                                                          ----------------
DIVERSIFIED FINANCIAL SERVICES (1.6%)
American Express Co. ..............          17,100            2,225,137
Citigroup Inc. ....................         191,800            9,110,500
Providian Financial Corp. .........           7,600              710,600
Transamerica Corp. ................           3,000              225,000
                                                          ----------------
                                                              12,271,237
                                                          ----------------
DRUGS (5.0%)
Abbott Laboratories ...............          57,600            2,620,800
Allergan, Inc. ....................           2,200              244,200
American Home Products Corp. ......          49,600            2,852,000
Baxter International, Inc. ........          10,300              624,438
Bristol-Myers Squibb Co. ..........          97,900            6,895,831
Eli Lilly & Co. ...................          43,600            3,122,850
Johnson & Johnson .................          69,200            6,781,600
Merck & Co., Inc. .................          89,500            6,623,000

                                      See Notes to Portfolio of Investments. 123

                                       NUMBER OF           MARKET VALUE
                                         SHARES
                                     ----------------     ----------------

DRUGS (CONTINUED)
Pfizer, Inc. ......................          24,500       $    2,688,875
Pharmacia & Upjohn, Inc. ..........          16,500              937,406
Schering Plough ...................          55,800            2,957,400
Warner Lambert Co. ................          32,300            2,240,812
                                                          ----------------
                                                              38,589,212
                                                          ----------------
ELECTRIC UTILITIES (0.9%)
AES Corp. + .......................           4,200              244,125
Ameren Corp. ......................           3,200              122,800
American Electric Power Co. .......           4,500              169,031
Carolina Power & Light Co. ........           3,500              149,844
Central & South West Corp. ........           6,600              154,275
Cinergy Corp. .....................           3,800              121,600
CMS Energy Corp. ..................           4,400              184,250
Consolidated Edison, Inc. .........           7,300              330,325
Constellation Energy Group ........           3,500              103,688
Dominion Resources, Inc. ..........           4,500              194,906
DTE Energy Co. ....................           3,400              136,000
Duke Energy Corp. .................          13,100              712,312
Edison International ..............           8,100              216,675
Entergy Corp. .....................           5,700              178,125
FirstEnergy Corp. .................           5,500              170,500
FPL Group, Inc. ...................           4,200              229,425
GPU, Inc. .........................           7,100              299,531
New Century Energies, Inc. ........           2,600              100,913
Niagara Mohawk Holdings Inc. + ....           4,400               70,675
Northern States Power Co. .........           3,600               87,075
PacifiCorp ........................           2,900               53,288
Peco Energy Co. ...................          12,100              506,687
PG&E Corp. ........................          13,800              448,500
PP&L Resources, Inc. ..............           6,100              187,575
Public Service Enterprise Group,
 Inc...............................           7,100              290,213
Reliant Energy Inc. ...............          11,000              303,875
Southern Co. ......................          25,100              665,150
Texas Utilities Co. ...............          10,200              420,750
Unicom Corp. ......................           6,800              262,225
                                                          ----------------
                                                               7,114,338
                                                          ----------------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.4%)
Harris Corp. ......................           2,000               78,375
PE Corp-PE Biosystems Group .......           1,600              183,600
Pitney Bowes, Inc. ................           9,800              629,650
Rockwell International Corp. ......           7,200              437,400
Xerox Corp. .......................          23,900            1,411,594
                                                          ----------------
                                                               2,740,619
                                                          ----------------
ELECTRONIC MEDIA (1.0%)
CBS Corp. + .......................          25,500            1,107,656
Comcast Corp. .....................          24,000              922,500
King World Production, Inc. + .....           2,300               80,069
Mediaone Group, Inc. + ............          23,000            1,710,625
Time Warner, Inc. .................          43,100            3,167,850
Viacom, Inc. + ....................          10,900              479,600
                                                          ----------------
                                                               7,468,300
                                                          ----------------

                                       NUMBER OF           MARKET VALUE
                                         SHARES
                                     ----------------     ----------------
FOOD AND BEVERAGE (1.9%)
Anheuser-Busch Co., Inc. ..........          27,000       $    1,915,312
Archer-Daniels-Midland Co. ........          11,100              171,356
Bestfoods .........................           7,700              381,150
Brown-Forman Corp. + ..............           1,100               71,706
Coca-Cola Co. .....................          93,500            5,843,750
Conagra, Inc. .....................          12,900              343,463
Coors (Adolph) Co. ................           1,200               59,400
Fortune Brands, Inc. ..............           4,000              165,500
General Mills, Inc. ...............           7,200              578,700
Heinz (H.J.) Co. ..................          12,900              646,613
Kellogg Co. .......................          13,800              455,400
Pioneer Hi-Bred International, Inc.           4,500              175,219
Quaker Oats Co. ...................           6,200              411,525
Ralston-Ralston Purina Group ......          12,300              374,381
Sara Lee Corp. ....................          35,800              812,212
Seagram Co. Ltd. ..................           8,500              428,188
Unilever NV .......................          24,264            1,692,434
Wrigley (Wm.) Jr. Co. .............           2,200              198,000
                                                          ----------------
                                                              14,724,309
                                                          ----------------
FOOD AND DRUG RETAIL (0.7%)
Albertson's, Inc. .................          16,927              872,798
CVS Corp. .........................          19,300              979,475
Kroger Co. (The) + ................          26,600              743,138
Safeway, Inc. + ...................          26,800            1,326,600
SUPERVALU, Inc. ...................           3,800               97,613
Sysco Corp. .......................           7,700              229,556
Walgreen Co. ......................          32,300              948,812
Winn-Dixie Stores, Inc. ...........           3,400              125,588
                                                          ----------------
                                                               5,323,580
                                                          ----------------
FOREST PRODUCTS AND BUILDING MATERIALS (0.5%)
Armstrong World Industries, Inc. ..           1,400               80,938
Bemis Co., Inc. ...................           1,600               63,600
Champion International Corp. ......           3,400              162,775
Crown Cork & Seal Co., Inc. .......           2,900               82,650
Fort James Corp. ..................           5,200              196,950
Georgia-Pacific Corp. .............           9,000              426,375
International Paper Co. ...........          15,533              784,416
Masco Corp. .......................          12,800              369,600
Mead Corp. ........................           5,000              208,750
Owens Corning .....................           1,800               61,875
Sealed Air Corp. + ................           1,300               84,338
Temple-Inland Inc. ................           2,900              197,925
Westvaco Corp. ....................           2,500               72,500
Weyerhaeuser Co. ..................          11,400              783,750
Willamette Industries, Inc. .......           5,800              267,162
                                                          ----------------
                                                               3,843,604
                                                          ----------------
GAS UTILITIES (0.3%)
Coastal Corp. (The) ...............           4,900              196,000
Columbia Energy Group .............           2,100              131,644
Consolidated Natural Gas Co. ......           2,300              139,725
Enron Corp. .......................          14,300            1,169,025

124 See Notes to Portfolio of Investments.

                                       NUMBER OF           MARKET VALUE
                                         SHARES
                                     ----------------     ----------------

GAS UTILITIES (CONTINUED)
NICOR, Inc. .......................           1,400       $       53,288
Sempra Energy .....................           5,600              126,700
Williams Co., Inc. (The) ..........           7,000              297,937
                                                          ----------------
                                                               2,114,319
                                                          ----------------
HEALTH SERVICES (0.2%)
Cardinal Health, Inc. .............           9,800              628,425
Columbia/HCA Healthcare Corp. .....          21,800              497,312
HEALTHSOUTH Corp. + ...............           3,900               58,256
IMS Health, Inc. ..................           7,400              231,260
United Healthcare Corp. ...........           6,600              413,325
                                                          ----------------
                                                               1,828,578
                                                          ----------------
HEAVY MACHINERY (0.1%)
Caterpillar, Inc. .................          12,500              750,000
Navistar International Corp. + ....           2,200              110,000
PACCAR, Inc. ......................           2,000              106,750
                                                          ----------------
                                                                 966,750
                                                          ----------------
HOUSING AND FURNISHINGS (0.1%)
Centex Corp. ......................           2,500               93,906
Kaufman & Broad Home Corp. ........           2,000               49,750
Maytag Corp. ......................           3,600              250,875
Newell Rubbermaid Inc. ............           4,500              209,250
Pulte Corp. .......................           1,800               41,513
Whirlpool Corp. ...................           1,900              140,600
                                                          ----------------
                                                                 785,894
                                                          ----------------
INDUSTRIAL SERVICES (0.2%)
Browning-Ferris Industries, Inc. ..           3,700              159,100
Fluor Corp. .......................           1,900               76,950
USA Waste Management, Inc. ........          21,800            1,171,750
                                                          ----------------
                                                               1,407,800
                                                          ----------------
INSURANCE (1.8%)
AFLAC, Inc. .......................          11,200              536,200
Allstate Corp. (The) ..............          29,900            1,072,662
American General Corp. ............          11,200              844,200
American International Group, Inc.           47,000            5,501,937
Aon Corp. .........................           9,300              383,625
Chubb Corp. .......................           6,100              423,950
CIGNA Corp. .......................           7,400              658,600
Cincinnati Financial Corp. ........           6,000              225,375
Conseco, Inc. .....................          12,300              374,381
Hartford Financial Services Group,
 Inc...............................          11,200              653,100
Jefferson-Pilot Corp. .............           3,400              225,038
Lincoln National Corp. ............          11,000              575,438
Marsh & McLennan Co., Inc. ........          13,900            1,049,450
MBIA, Inc. ........................           2,400              155,400
MGIC Investment Corp. .............           2,600              126,425
Progressive Corp. .................           1,600              232,000
Provident Companies, Inc. .........           3,200              128,000
St. Paul Co., Inc. ................           8,500              270,406
Torchmark Corp. ...................           3,300              112,613

                                       NUMBER OF           MARKET VALUE
                                         SHARES
                                     ----------------     ----------------

INSURANCE (CONTINUED)
UNUM Corp. ........................           3,300       $      180,675
                                                          ----------------
                                                              13,729,475
                                                          ----------------
INVESTMENT SERVICES (1.0%)
Bear Stearns Co., Inc. (The) ......           5,835              272,786
Charles Schwab Corp. ..............          21,000            2,307,375
Franklin Resources, Inc. ..........           8,900              361,562
Lehman Brothers Holdings Inc. .....           6,500              404,625
Merrill Lynch & Co., Inc. .........          11,700              935,269
Morgan Stanley Dean Witter & Co. ..          32,400            3,321,000
Paine Webber Group Inc. ...........           5,500              257,125
                                                          ----------------
                                                               7,859,742
                                                          ----------------
MAJOR TELECOMMUNICATIONS (5.1%)
ALLTEL Corp. ......................           9,100              650,650
Ameritech Corp. ...................          65,300            4,799,550
AT&T Corp. ........................         120,650            6,733,778
Bell Atlantic Corp. ...............          58,800            3,844,050
BellSouth Corp. ...................          97,500            4,570,312
CenturyTel, Inc. ..................           7,050              280,238
Frontier Corp. + ..................           4,000              236,000
GTE Corp. .........................          36,800            2,787,600
MCI Worldcom, Inc. + ..............          91,700            7,891,931
SBC Communications, Inc. ..........          74,400            4,315,200
Sprint Corp. ......................          24,800            1,309,750
Sprint PCS + ......................          15,800              902,575
U.S. WEST, Inc. ...................          18,300            1,075,125
                                                          ----------------
                                                              39,396,759
                                                          ----------------
MISCELLANEOUS METALS (0.0%)
Barrick Gold Corp. ................          11,600              224,750
Placer Dome, Inc. .................           5,800               68,513
                                                          ----------------
                                                                 293,263
                                                          ----------------
OIL (3.1%)
Amerada Hess Corp. ................           3,200              190,400
Anadarko Petroleum Corp. ..........           4,800              176,700
Apache Corp. ......................           4,200              163,800
Ashland Oil, Inc. .................           1,900               76,237
Atlantic Richfield Co. ............          15,900            1,328,644
Burlington Resources, Inc. ........           6,700              289,775
Chevron Corp. .....................          24,800            2,360,650
Exxon Corp. .......................          92,000            7,095,500
Kerr-McGee Corp. ..................           3,300              165,619
Mobil Corp. .......................          38,600            3,821,400
Occidental Petroleum Corp. ........          12,200              257,725
Phillips Petroleum Co. ............          12,400              623,875
Royal Dutch Petroleum Co. .........          81,300            4,898,325
Sunoco Inc. .......................           2,300               69,431
Texaco, Inc. ......................          18,800            1,175,000
Unocal Corp. ......................           9,200              364,550
USX-Marathon Group ................          14,100              459,131
                                                          ----------------
                                                              23,516,762
                                                          ----------------
PRINT MEDIA (0.3%)
Dow Jones & Co., Inc. .............           1,700               90,206

                                      See Notes to Portfolio of Investments. 125

                                       NUMBER OF           MARKET VALUE
                                         SHARES
                                     ----------------     ----------------

PRINT MEDIA (CONTINUED)
Dun & Bradstreet Corp. ............           3,900       $      138,206
Equifax, Inc. .....................           3,500              124,906
Gannett Co., Inc. .................          10,100              720,888
Harcourt General, Inc. ............           1,300               67,031
Knight-Ridder, Inc. ...............           2,500              137,344
McGraw-Hill Co., Inc. .............           6,400              345,200
New York Times Co. ................           4,300              158,294
Times Mirror Co. ..................           1,300               77,025
Tribune Co. .......................           2,900              252,663
                                                          ----------------
                                                               2,111,763
                                                          ----------------
PRODUCER GOODS (1.6%)
Allegheny Teledyne, Inc. ..........           4,500              101,813
Allied Signal, Inc. ...............          27,200            1,713,600
Avery Dennison Corp. ..............           2,800              169,050
Cooper Industries, Inc. ...........           2,500              130,000
Corning, Inc. .....................           8,300              582,037
Danaher Corp. .....................           6,700              389,437
Dover Corp. .......................           5,000              175,000
Ecolab, Inc. ......................           3,100              135,238
Emerson Electric Co. ..............          15,800              993,425
Grainger (W.W.), Inc. .............           3,400              182,962
Honeywell, Inc. ...................           4,800              556,200
Illinois Tool Works, Inc. .........           9,000              738,000
Ingersoll-Rand Co. ................           7,500              484,687
ITT Industries, Inc. ..............           2,500               95,313
Minnesota Mining and Manufacturing
 Co................................          13,700            1,191,044
Pall Corp. ........................           3,000               66,563
Parker-Hannifin Corp. .............           4,100              187,575
PPG Industries, Inc. ..............           4,200              248,062
Sherwin-Williams Co. ..............           4,000              111,000
Thomas & Betts Corp. ..............           1,500               70,875
Tyco International Ltd. ...........          40,428            3,830,553
                                                          ----------------
                                                              12,152,434
                                                          ----------------
SEMICONDUCTORS AND ELECTRONICS (4.0%)
Applied Materials, Inc. + .........          20,200            1,492,275
General Instrument Corp. + ........           5,200              221,000
Intel Corp. .......................         126,000            7,497,000
KLA Instruments Corp. + ...........           2,100              136,238
LSI Logic Corp. + .................           5,100              235,237
Lucent Technologies, Inc. .........         163,780           11,044,914
Micron Technology, Inc. + .........           4,000              161,250
Motorola, Inc. ....................          29,700            2,814,075
Nortel Networks Corp. .............          25,300            2,196,356
Solectron Corp. + .................           9,400              626,862
Tellabs, Inc. + ...................          22,300            1,506,644
Texas Instruments, Inc. ...........          18,300            2,653,500
                                                          ----------------
                                                              30,585,351
                                                          ----------------
SPECIALTY CHEMICALS (0.1%)
Air Products and Chemicals, Inc. ..           5,300              213,325
Engelhard Corp. ...................           3,400               76,925
Great Lakes Chemical Corp. ........           1,500               69,094

                                       NUMBER OF           MARKET VALUE
                                         SHARES
                                     ----------------     ----------------

SPECIALTY CHEMICALS (CONTINUED)
Praxair, Inc. .....................           3,600       $      176,175
Sigma-Aldrich Corp. ...............           2,400               82,650
                                                          ----------------
                                                                 618,169
                                                          ----------------
STEEL (0.0%)
Nucor Corp. .......................           1,300               61,669
                                                          --------------
SURFACE TRANSPORT (0.2%)
Burlington Northern Santa Fe Corp.            7,600              235,600
CSX Corp. .........................           7,600              344,375
Kansas City Southern Industries,
 Inc...............................           4,000              255,250
Norfolk Southern Corp. ............           8,700              262,088
Union Pacific Corp. ...............          11,300              658,931
                                                          ----------------
                                                               1,756,244
                                                          ----------------
TEXTILES AND APPAREL (0.1%)
Liz Claiborne, Inc. ...............           1,600               58,400
Nike, Inc. ........................           7,900              500,169
VF Corp. ..........................           2,900              123,975
                                                          ----------------
                                                                 682,544
                                                          ----------------
TOBACCO (0.5%)
Nabisco Group Holdings Corp. ......          11,700              228,881
Philip Morris Co., Inc. ...........          91,500            3,677,157
UST, Inc. .........................           4,300              125,775
                                                               4,031,813
                                                          ----------------
TOTAL COMMON STOCKS (COST $397,785,867)                      430,350,275
                                                          ----------------
                                       PRINCIPAL
                                         AMOUNT
                                     ----------------
LONG-TERM BONDS AND NOTES (43.3%)
Bank of Boston,6.88%,07/15/03 .....   $   5,375,000            5,421,655
Commercial Mortgage Acceptance
 Corp.,
 6.25%,12/17/07 @ .................       9,876,214            9,720,318
Countrywide Funding Corp.,
 6.25%,05/25/14 ...................         433,968              385,690
Dana Corp.,6.25%,03/01/04 @ .......      10,000,000            9,777,600
Delta Air Lines,
 Inc.,6.65%,03/15/04...............       7,500,000            7,354,575
DLJ Commercial Mortgage Corp.,
 6.08%,08/10/08 ...................      12,334,775           12,037,938
Federal National Mortgage
 Association,
 6.50%,08/16/29 # .................     203,000,000          195,578,320
Ford Motor Credit Corp.,
 5.75%,02/23/04 @ .................      10,000,000            9,650,500
GE Capital Mortgage Services, Inc.,
 6.25%,03/25/14 ...................         556,413              508,075
GMAC Commercial Mortgage Corp.,
 5.75%,11/10/03 @ .................      10,000,000            9,675,400
Green Tree Financial Corp.,
 8.41%,12/01/30 @ .................       9,000,000            8,789,400
Heller Financial,
 Inc.,6.00%,03/19/07 @ ............      10,000,000            9,680,100
Household Finance Corp.,
 5.88%,09/25/04 @ .................      10,000,000            9,623,100
Korean Development Bank,
 6.63%,11/21/03 ...................       8,500,000            8,058,850

126 See Notes to Portfolio of Investments.

                                       PRINCIPAL           MARKET VALUE
                                         AMOUNT
                                     ----------------     ----------------

LONG-TERM BONDS AND NOTES (CONTINUED)
Nationslink Funding Corp.,
 6.04%,11/20/07 @ .................     $13,995,493       $   13,600,610
Norwest Asset Securities Corp.,
 6.75%,02/25/13 - 10/25/28.........       1,309,319            1,183,582
Raytheon Co.,5.70%,11/01/03 .......      12,000,000           11,630,520
Saks Inc.,7.25%,12/01/04 ..........       5,000,000            4,980,600
USX Corp.,9.63%,08/15/03 ..........       4,410,000            4,832,037
                                                          ----------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $334,535,520)                                         332,488,870
                                                          ----------------
SHORT-TERM INVESTMENTS (26.7%)
Federal Home Loan
 Bank,4.60%,07/01/99...............      46,871,000           46,800,271
Federal Home Loan Mortgage Corp.,
 4.60%,07/01/99 * .................      24,000,000           23,958,313
Federal Home Loan Mortgage Corp.,
 4.85%,07/14/99 * .................      17,425,000           17,394,482
Federal National Mortgage
 Association,
 4.60%,07/01/99 ...................      85,000,000           84,862,584
Prudential Funding Corp.,
 5.13%,09/28/99 @ .................      30,000,000           29,946,050
U.S. Treasury Bill,4.80%,08/19/99 @       2,100,000            2,087,380
                                                          ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $205,049,080)             205,049,080
                                                          ----------------
TOTAL INVESTMENTS (COST $937,370,467)(A)                     967,888,225
OTHER ASSETS LESS LIABILITIES                               (199,943,948)
                                                          ----------------
TOTAL NET ASSETS                                           $ 767,944,277
                                                          ================

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $983,293,269. Unrealized gains and losses, based on identified tax cost at June 30, 1999, are as follows:

Unrealized gains...........................  $ 14,783,614
Unrealized losses..........................   (30,188,658)
                                             ------------
 Net unrealized loss.......................  $(15,405,044)
                                             ============

Information concerning open futures contracts at June 30, 1999 is shown below:
                          NO. OF       INITIAL      EXPIRATION     UNREALIZED
                         CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                        -----------  ------------  ------------  ---------------
    LONG CONTRACTS
----------------------
S&P 500 Index Futures.      14        $4,612,593     Sept 99        $ 223,231
                                      ==========                    =========

+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 1999.
# When-issued or delayed delivery security.
* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 1999.

Category percentages are based on net assets.

                                          See Notes to Financial Statements. 127

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
SERIES E
---------------------------------------------------------------------------

                                           PRINCIPAL        MARKET VALUE
                                            AMOUNT
                                          -------------     --------------
SHORT-TERM INVESTMENTS (32.0%)
Cooperative Associates of Tractor
 Dealers, Inc., 5.80%,07/01/99 .........  $ 1,000,000         $1,000,000
Federal Farm Credit Bank,4.60%,07/01/99     4,000,000          3,982,222
Federal Home Loan Bank,4.60%,07/01/99 ..    6,163,000          6,151,807
Federal Home Loan Mortgage Corp.,
 4.60%,07/01/99 ........................    3,460,000          3,451,991
Federal National Mortgage Association,
 4.60%,07/01/99 ........................    4,834,000          4,828,332
Gannett Co., Inc.,5.15%,07/27/99 ++ ....    1,000,000            996,281
Jefferson Smurfit Finance Corp.,
 5.25%,08/24/99 ........................    1,051,000          1,042,723
Republic Industries, Inc.,5.12%,07/20/99    1,000,000            997,298
Sheffield Receivables Corp., 5.75%,
 07/01/99 ++ ...........................    1,028,000          1,028,000
U.S. Treasury Bill,4.48%,08/19/99 ......      760,000            755,552
U.S. Treasury Bill,4.80%,08/19/99 ......    2,500,000          2,485,368
Xerox Capital Corp.,5.70%,07/01/99 ++ ..    1,000,000          1,000,000
                                                            --------------
TOTAL SHORT-TERM INVESTMENTS (COST $27,719,574)               27,719,574
                                                            --------------
TOTAL INVESTMENTS (COST $27,719,574)(A)                       27,719,574
OTHER ASSETS LESS LIABILITIES                                 58,949,229
                                                            --------------
TOTAL NET ASSETS                                             $86,668,803
                                                            --------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes is identical. There were no unrealized gains and losses as of June 30, 1999.

++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

Information concerning restricted securities at June 30, 1999 is shown below:

                                        ACQUISITION
                                            DATE                  COST
                                    --------------------  ---------------------
Gannett Co., Inc. ................        06/29/99             $  996,281
Sheffield Receivables Corp. ......        06/29/99              1,028,000
Xerox Capital Corp. ..............        06/29/99              1,000,000
                                                               ----------
                                                               $3,024,281
                                                               ==========

The market value of the total restricted securities above represent 3.49% of the total net assets.

Category percentages are based on net assets.

128 See Notes to Financial Statements.

AETNA GET FUND
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                               SERIES C         SERIES D           SERIES E
                             -------------  -----------------  ----------------
ASSETS:
Investments, at market
 value................       $200,875,579    $  967,888,225      $27,719,574
Cash .................                440                --               28
Receivable for:
 Dividends and
 interest.............            150,547         2,643,753               --
 Investments sold ....            608,792       401,065,707        2,487,205
 Fund shares sold ....                 --                --       58,945,928
 Variation margin ....                 --            87,500               --
 Prepaid expenses ....                619                --            5,789
                             ------------    --------------      -----------
     Total assets ....        201,635,977     1,371,685,185       89,158,524
                             ------------    --------------      -----------
LIABILITIES:
Payable for:
 Investments purchased          1,944,635       602,163,496        2,483,485
 Fund shares redeemed             206,314         1,123,310               --
 Accrued investment
 advisory fees .......             95,183           373,343            1,572
 Accrued
 administrative
 service fees ........             11,898            47,276              472
 Accrued custody fees              14,023             3,038              249
Other liabilities ....              8,785            30,445            3,943
                             ------------    --------------      -----------
     Total liabilities          2,280,838       603,740,908        2,489,721
                             ------------    --------------      -----------
 NET ASSETS ..........       $199,355,139    $  767,944,277      $86,668,803
                             ============    ==============      ===========
NET ASSETS REPRESENTED
 BY:
Paid-in capital ......       $136,893,358    $  744,346,828      $86,636,499
Net unrealized gain on
 investments and open
 futures contracts ...         42,759,422        30,740,989               --
Undistributed net
 investment income ...            633,456        11,506,094           32,304
Accumulated net
 realized gain (loss)
 on investments ......         19,068,903       (18,649,634)              --
                             ------------    --------------      -----------
 NET ASSETS ..........       $199,355,139    $  767,944,277      $86,668,803
                             ============    ==============      ===========
CAPITAL SHARES:
Par Value ............       $      0.001    $        0.001      $     0.001
Outstanding ..........         15,901,890        74,049,365        8,651,044
Net asset value,
 offering and
 redemption price per
 share (net assets
 divided by shares
 outstanding).........       $      12.54    $        10.37      $     10.02

Cost of investments ..       $158,116,157    $  937,370,467      $27,719,574

                                          See Notes to Financial Statements. 129

AETNA GET FUND
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 1999 (UNAUDITED)
-------------------------------------------------------------------------------

                                         SERIES C       SERIES D      SERIES E
                                        ------------  -------------  ----------
INVESTMENT INCOME:
Dividends ............................  $ 1,192,774   $  2,097,233    $    --
Interest .............................      146,364     11,864,833     34,820
                                        -----------   ------------    -------
                                          1,339,138     13,962,066     34,820
Foreign taxes withheld on dividends ..      (18,177)       (42,741)        --
                                        -----------   ------------    -------
     Total investment income .........    1,320,961     13,919,325     34,820
                                        -----------   ------------    -------
INVESTMENT EXPENSES:
Investment advisory fees .............      578,365      2,102,395      1,572
Administrative services fees .........       72,296        272,491        472
Printing and postage fees ............        5,107          9,059      1,237
Custody fees .........................       11,410             --        249
Transfer agent fees ..................        1,276            676        106
Audit fees ...........................       12,273          3,254      1,336
Trustees' fees .......................        2,995          9,176        654
Registration fees ....................           --         14,281        519
Miscellaneous expenses ...............        3,347            671         91
                                        -----------   ------------    -------
Expenses before reimbursement and
 waiver from Investment Adviser ......      687,069      2,412,003      6,236
Expense reimbursement and waiver from
 Investment Adviser ..................           --         (4,158)    (3,720)
                                        -----------   ------------    -------
     Net expenses ....................      687,069      2,407,845      2,516
                                        -----------   ------------    -------
Net investment income ................      633,892     11,511,480     32,304
                                        -----------   ------------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments .........................   21,601,043    (17,843,330)        --
 Futures contracts ...................      142,958       (804,008)        --
                                        -----------   ------------    -------
     Net realized gain (loss) on
     investments......................   21,744,001    (18,647,338)        --
                                        -----------   ------------    -------
Net change in unrealized gain or loss
 on:
 Investments .........................      788,018     30,517,758         --
 Futures contracts ...................           --        223,231         --
                                        -----------   ------------    -------
     Net change in unrealized gain or
     loss on investments .............      788,018     30,740,989         --
                                        -----------   ------------    -------
Net realized and change in unrealized
 gain or loss on investments .........   22,532,019     12,093,651         --
                                        -----------   ------------    -------
Net increase in net assets resulting
 from operations .....................  $23,165,911   $ 23,605,131    $32,304
                                        ===========   ============    =======

130 See Notes to Financial Statements.

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                        SERIES C
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 1999       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 1998
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income.....................  $    633,892       $  2,311,496
Net realized gain on investments..........    21,744,001         41,726,160
Net change in unrealized gain or loss on
 investments..............................       788,018         16,257,595
                                            ------------       ------------
 Net increase in net assets resulting from
 operations...............................    23,165,911         60,295,251
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income.............      (718,968)        (1,999,433)
   From net realized gains................   (43,258,753)       (26,131,436)
                                            ------------       ------------
 Decrease in net assets from distributions
   to shareholders........................   (43,977,721)       (28,130,869)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares exchanged ........        26,629          1,331,190
   Net asset value of shares issued upon
    reinvestment of distributions.........    43,977,721         28,130,869
   Payments for shares redeemed...........   (51,044,383)       (82,171,253)
                                            ------------       ------------
 Net decrease in net assets from fund
 share transactions.......................    (7,040,033)       (52,709,194)
                                            ------------       ------------
Net change in net assets..................   (27,851,843)       (20,544,812)
NET ASSETS:
Beginning of period.......................   227,206,982        247,751,794
                                            ------------       ------------
End of period.............................  $199,355,139       $227,206,982
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $    633,456       $    718,532
                                            ============       ============
SHARE TRANSACTIONS:
   Number of shares exchanged*............         1,780             97,439
   Number of shares issued upon
    reinvestment of distributions.........     3,616,589          2,094,000
   Number of shares redeemed..............    (3,434,437)        (6,120,999)
                                            ------------       ------------
 Net increase (decrease)..................       183,932         (3,929,560)
                                            ============       ============

* Exchanges into the Series are from initial shareholders who have exchange privileges.

                                          See Notes to Financial Statements. 131

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                        SERIES D
                                            ---------------------------------
                                                                PERIOD FROM
                                              SIX MONTH      OCTOBER 15, 1998
                                             PERIOD ENDED    (COMMENCEMENT OF
                                            JUNE 30, 1999       OPERATIONS)
                                             (UNAUDITED)     DECEMBER 31, 1998
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income.....................  $ 11,511,480       $  1,649,066
Net realized loss on investments..........   (18,647,338)            (2,296)
Net change in unrealized gain or loss on
 investments..............................    30,740,989                 --
                                            ------------       ------------
 Net increase in net assets resulting from
   operations.............................    23,605,131          1,646,770
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income.............       (22,258)        (1,632,194)
                                            ------------       ------------
 Decrease in net assets from distributions
 to shareholders..........................       (22,258)        (1,632,194)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold/exchanged*...   380,062,282        383,646,817
   Net asset value of shares issued upon
    reinvestment of distributions.........        22,258          1,632,194
   Payments for shares redeemed...........   (21,016,723)                --
                                            ------------       ------------
 Net increase in net assets from fund
 share transactions.......................   359,067,817        385,279,011
                                            ------------       ------------
Net change in net assets..................   382,650,690        385,293,587
NET ASSETS:
Beginning of period.......................   385,293,587                 --
                                            ------------       ------------
End of period.............................  $767,944,277       $385,293,587
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $ 11,506,094       $     16,872
                                            ============       ============
SHARE TRANSACTIONS:
   Number of shares sold/exchanged*.......    37,773,768         38,171,760
   Number of shares issued upon
    reinvestment of distributions.........         2,191            162,473
   Number of shares redeemed..............    (2,060,827)                --
                                            ------------       ------------
 Net increase.............................    35,715,132         38,334,233
                                            ============       ============

* Exchanges into the Series are from initial shareholders who have exchange privileges.

132 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                  SERIES E
                                                             ------------------
                                                                PERIOD FROM
                                                               JUNE 15, 1999
                                                              (COMMENCEMENT OF
                                                                OPERATIONS)
                                                               JUNE 30, 1999
                                                              ----------------
FROM OPERATIONS:
Net investment income......................................     $    32,304
                                                                -----------
 Net increase in net assets resulting from operations......          32,304
                                                                -----------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...............................      86,636,499
                                                                -----------
 Net increase in net assets from fund share transactions...      86,636,499
                                                                -----------
Net change in net assets...................................      86,668,803
NET ASSETS:
Beginning of period........................................              --
                                                                -----------
End of period..............................................     $86,668,803
                                                                ===========
End of period net assets includes undistributed net
 investment income.........................................     $    32,304
                                                                ===========
SHARE TRANSACTIONS:
   Number of shares sold...................................       8,651,044
                                                                -----------
 Net increase..............................................       8,651,044
                                                                ===========

                                          See Notes to Financial Statements. 133

AETNA GET FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION

Aetna GET Fund (Fund) is registered under the Investment Company Act of 1940 as an open-end management investment company. It was organized under the laws of Massachusetts as a business trust on March 9, 1987. The Declaration of Trust permits the Fund to offer separate series, each of which has its own investment objective, policies and restrictions.

The Fund currently offers four series. This report covers three diversified series of the Fund, Aetna GET Fund, Series C (GET C), Aetna GET Fund, Series D (GET D) and Aetna GET Fund, Series E (GET E) (individually, a Series and collectively, the Series). Each Series seek to achieve maximum total return by participating in favorable equity market performance without compromising a minimum targeted rate of return during a specified five year period (Guaranteed Period). The minimum targeted return for each Series during its Guaranteed Period is 2.50% (except for GET E which is 1.50%) per year, before asset based contract charges and each Series' cost of operations.

GET C accumulated deposits from September 16, 1996 to December 16, 1996. The Guaranteed Period for GET C is from December 17, 1996 to December 16, 2001, its maturity date. GET D accumulated deposits from October 15, 1998 to January 15, 1999. The Guaranteed Period for GET D is from January 16, 1999 to January 15, 2004, its maturity date. GET E will accumulate deposits from June 15, 1999 through September 14, 1999. The Guaranteed Period for GET E is from September 15, 1999 through September 14, 2004, its maturity date.

Shares of each Series are currently owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. All shares are currently held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to each Series. ALIAC serves as the principal underwriter to each Series. Aeltus and ALIAC are both indirect wholly-owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Series have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results may differ from these estimates, any such differences are expected to be immaterial to the net assets of each Series.

A. VALUATION OF INVESTMENTS

Investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Trustees.

B. FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. Each Series invests in financial futures contracts as a hedge against its existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, each Series is required to deposit with a broker an amount (initial margin) equal to a

--------------------------------------------------------------------------------
percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by a Series equal to the daily fluctuations in the market value of the contract. These amounts are recorded by a Series as unrealized gains or losses. When a contract is closed, a Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by a Series are closed prior to expiration.

The risks associated with financial futures may arise from an imperfect correlation between the change in market value of the securities held by the Series and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures are reflected in the accompanying financial statements. The amounts at risk under such futures may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Series to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Series may invest up to 15% of its total assets in illiquid securities. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Series will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Illiquid and restricted securities are valued using market quotations when readily available.

D. FEDERAL INCOME TAXES

Each Series has met the requirements to be taxed as a regulated investment company for the year ended December 31, 1998 and intends to meet the requirements for the current year. As such, each Series is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Series will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

E. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures contracts and certain losses deferred due to transactions characterized as "wash sales" by federal tax regulations. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

F. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

AETNA GET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Series pays Aeltus a monthly fee expressed as a percentage of its average daily net assets. GET C and GET D pay 0.60% of their respective average daily net assets. GET E pays 0.25% of its average daily net assets during its Accumulation Period (June 15, 1999 through September 14, 1999) and 0.60% thereafter.

Each Series pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Series' other service providers. Each Series pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate is 0.075% on the first $5 billion in Series assets and 0.050% on all Series assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Series, in exchange for fees payable by Aeltus, of up to 0.30% of the Series' average daily net assets. For the period January 1, 1999 through June 30, 1999, Aeltus paid ALIAC $1,334,112.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus may, from time to time, make reimbursements to GET C for some or all of its operating expenses or it may waive fees in order to maintain a certain expense ratio. Aeltus is contractually obligated for GET D and GET E through December 31, 1999 and September 14, 2004, respectively, to reimburse the Series' for some or all of their operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Series' yield and total return.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 1999 were:

                       COST OF PURCHASES        PROCEEDS FROM SALES
                       -----------------        -------------------
GET C                     $42,682,469               $90,125,751
GET D                   1,517,660,845             1,061,617,240

AETNA GET FUND
ADDITIONAL INFORMATION
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
YEAR 2000

Each Series receives services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory information that comparable steps are being taken by each of the Series' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Series from this problem.

AETNA GET FUND
FINANCIAL HIGHLIGHTS
SERIES C
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                                                        PERIOD FROM
                          SIX MONTH                                  DECEMBER 17, 1996
                        PERIOD ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                        JUNE 30, 1999  DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                         (UNAUDITED)       1998          1997       TO DECEMBER 31, 1996
                        -------------  ------------  ------------   --------------------

Net asset value,
 beginning of period .  $  14.46        $  12.61      $  10.23          $  10.13
                        --------        --------      --------          --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.05            0.14          0.19+             0.01+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      1.60            3.23          2.39              0.14
                        --------        --------      --------          --------
   Total from
    investment
    operations........      1.65            3.37          2.58              0.15
                        --------        --------      --------          --------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.06)          (0.12)        (0.18)            (0.05)
 From net realized
 gains on investments      (3.51)          (1.40)        (0.02)               --
                        --------        --------      --------          --------
   Total distributions     (3.57)          (1.52)        (0.20)            (0.05)
                        --------        --------      --------          --------
Net asset value, end
 of period ...........  $  12.54        $  14.46      $  12.61          $  10.23
                        ========        ========      ========          ========

Total return* ........     12.20%          27.76%        25.25%             1.52%
Net assets, end of
 period (000's) ......  $199,355        $227,207      $247,752          $208,442
Ratio of net expenses
 to average net assets      0.71%(1)        0.72%         0.75%             0.75%(1)
Ratio of net
 investment income to
 average net assets ..      0.66%(1)        0.89%         1.58%             3.04%(1)
Portfolio turnover
 rate.................     22.00%         108.16%       126.43%             6.25%

(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+Per share data calculated using weighted average number of shares outstanding throughout the period.

138 See Notes to Financial Statements.

SERIES D
-------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                   SIX MONTH
                                                                 PERIOD ENDED
                                                                 JUNE 30, 1999
                                                                  (UNAUDITED)
                                                                 -------------

Net asset value, beginning of period .........................   $  10.05
                                                                 --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .......................................       0.15
 Net realized and change in unrealized gain or loss on
 investments..................................................       0.17
                                                                 --------
   Total from investment operations ..........................       0.32
                                                                 --------
Net asset value, end of period ...............................   $  10.37
                                                                 ========

Total return* ................................................       2.99%
Net assets, end of period (000's) ............................   $767,944
Ratio of net expenses to average net assets ..................       0.71%(1)
Ratio of net investment income to average net assets .........       3.37%(1)
Ratio of expenses before reimbursement and waiver to average
 net assets ..................................................       0.71%(1)
Portfolio turnover rate ......................................     139.85%

(1) Annualized.

*The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

                                          See Notes to Financial Statements. 139